UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

East Resources Acquisition Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2022

East Resources Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)

7777 NW Beacon Square Boulevard Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 826-3620

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	ERESU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ERES	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ERESW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On August 30, 2022, East Resources Acquisition Company, a Delaware corporation (“ERES”), LMA Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of ERES (“LMA Merger Sub”), Abacus Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Abacus Merger Sub” and, together with LMA Merger Sub and ERES, the “ERES Parties”), Longevity Market Assets, LLC, a Florida limited liability company (“LMA”), and Abacus Settlements, LLC, a Florida limited liability company (“Abacus” and, together with LMA, the “Companies”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions precedent in the Merger Agreement, (i) LMA Merger Sub will merge with and into LMA, with LMA surviving such merger (the “LMA Merger”) and (ii) Abacus Merger Sub will merge with and into Abacus, with Abacus surviving such merger (the “Abacus Merger” and, together with the LMA Merger, the “Mergers” and, along with the transactions contemplated in the Merger Agreement, the “Transactions”) and the Companies will become direct wholly owned subsidiaries of ERES. Capitalized terms used, but not defined, in this Current Report on Form 8-K (this “Report”) have their respective meanings given to them in the Merger Agreement.

As part of the Transactions, the holders of the limited liability company interests of each of the Companies (collectively, the “Company Members”) will receive aggregate consideration of approximately $618.0 million, payable in a number of newly issued shares of ERES Class A common stock, par value $0.0001 per share (“ERES Class A common stock”), with a value ascribed to each share of ERES Class A common stock of $10.00 and, to the extent the Aggregate Transaction Proceeds exceed $200.0 million, at the election of the Company Members, up to $20.0 million of consideration payable in cash on a pro rata basis to the Company Members.

Representations and Warranties

Under the Merger Agreement, the Companies have made customary representations and warranties relating to organization, authorization, capitalization, subsidiaries of the Companies, consents and approvals, financial statements, absence of undisclosed liabilities, absence of certain changes, real estate, intellectual property, data privacy and security, litigation, material contracts, taxes, environmental matters, licenses and permits, employee benefits, labor and employment matters, international trade and anti-corruption matters, certain fees, insurance policies, affiliate transactions, information supplied, customers and suppliers, compliance with laws, sufficiency of assets, the Investment Company Act of 1940, as amended (the “Investment Company Act”) and disclaimer of warranties.

Under the Merger Agreement, the ERES Parties have made customary representations and warranties relating to organization, authorization, capitalization, consents and approvals, financial statements, business activities and absence of undisclosed liabilities, absence of certain changes, litigation, material contracts, taxes, compliance with laws, certain fees, Securities and Exchange Commission (“SEC”) reports, Nasdaq Stock Market LLC (“NASDAQ”) compliance and the Investment Company Act, information supplied, approvals of boards of directors or similar governing bodies and stockholders, ERES’s Trust Account (the “Trust Account”), affiliate transactions, independent investigation, employee benefits, valid issuance of securities and disclaimer of warranties.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to the conduct of their respective business operations prior to the consummation of the Transactions and efforts to satisfy conditions to the consummation of the Transactions. The Merger Agreement also contains additional covenants of the parties, including covenants providing for ERES and the Companies to cooperate in the preparation of the proxy statement required to be prepared in connection with the Transactions (the “Proxy Statement”).

Conditions to Closing

The respective obligations of the parties to consummate the Transactions, including the Mergers, are subject to the satisfaction, or written waiver by the parties, at or prior to the closing of the Transactions (the “Closing”) of the following conditions:

•

there must not be in effect any order prohibiting or preventing the consummation of the Transactions or any law adopted, enacted or promulgated that makes consummation of the Transactions illegal or otherwise prohibited;

•

all waiting periods and any extensions thereof applicable to the Transactions under the Hart-Scott-Rodino Act, and any commitments or agreements (including timing agreements) with any governmental entity not to consummate the Transactions before a certain date, must have expired or been terminated;

•	the offer contemplated by the Proxy Statement to be filed by ERES must have been completed in accordance with the terms of the Merger Agreement and the Proxy Statement;
•

the approval of each of the proposals set forth in the Proxy Statement to be filed by ERES must have been obtained in accordance with the Delaware General Corporation Law, ERES’s organizational documents and the rules and regulations of NASDAQ;

•

ERES must have received the approval of the Florida Office of Insurance Regulation and Abacus must be relicensed as a life settlement provider by the California Department of Insurance, each with respect to the change of control of Abacus contemplated by the Transactions without any agreement with, or condition or requirement imposed by, the Florida Office of Insurance Regulation or the California Department of Insurance that (i) has, or would reasonably be expected to have a material adverse effect on the Companies following the Closing or (b) involves any significant adverse effect on the economic benefits that either ERES or the Companies, respectively, reasonably expects to obtain from the Transactions;

•

after giving effect to the Transactions, ERES must have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time; and

•	the ERES Class A common stock to be issued in the Mergers must have been approved for listing by NASDAQ, subject only to official notice of issuance thereof.

Conditions to the Obligations of the Companies

The obligations of the Companies to consummate the Transactions are subject to the satisfaction, or written waiver by the Companies, at or prior to the Closing of the following conditions:

•

(i) the representations and warranties of the ERES Parties (other than fundamental representations), disregarding qualifications contained therein relating to materiality, must be true and correct as of the date of the consummation of the Transactions (the “Closing Date”) as if made at and as of such time (or, if given as of an earlier date, as of such earlier date), except that this condition will be satisfied unless any and all inaccuracies in such representations and warranties of the ERES Parties, in the aggregate, would or would reasonably be expected to result in a Material Adverse Effect with respect to the ERES Parties, and (ii) the fundamental representations of the ERES Parties must be true and correct in all respects as of the Closing Date (or, if given as of an earlier date, such earlier date);

•	the ERES Parties must have performed in all material respects their obligations under the Merger Agreement required to be performed by them at or prior to the Closing;

•

the Companies must have received a certificate executed and delivered by an authorized officer of ERES confirming that the conditions set forth in the immediately preceding bullet points have been satisfied;

•

the Aggregate Transaction Proceeds, plus the Sponsor PIK Note Amount (as defined below), if any, must be equal to or greater than $1,000,000 (the “Minimum Cash Amount”), and evidence thereof must have been delivered to the Companies; and

•

the directors and executive officers of ERES who are not continuing in their roles with the surviving company must have been removed from their respective positions or tendered their irrevocable resignations effective as of the Effective Time.

Conditions to the Obligations of the ERES Parties

The obligations of the ERES Parties to consummate the Transactions are subject to the satisfaction, or written waiver by the ERES Parties, at or prior to the Closing of the following conditions:

•

(i) the representations and warranties of the Companies (other than fundamental representations), disregarding qualifications contained therein relating to materiality, must be true and correct as of the Closing Date as if made at and as of such time (or, if given as of an earlier date, as of such earlier date), except that this condition will be satisfied unless any and all inaccuracies in such representations and warranties of the Companies, in the aggregate, would or would reasonably be expected to result in a material adverse effect with respect to the Companies, and (ii) the fundamental representations of the Companies must be true and correct in all respects as of the Closing Date (or, if given as of an earlier date, such earlier date);

•	each of the Companies must have performed in all material respects its obligations under the Merger Agreement required to be performed by it at or prior to the Closing;
•

the ERES Parties must have received a certificate executed and delivered by an authorized officer of each of the Companies confirming that the conditions set forth in the immediately preceding bullet points have been satisfied;

•	the ERES Parties must have received a copy of the written consent of Company Members of each of the Companies approving the Transactions, which consent must remain in full force and effect;
•	each of the Companies must have converted from a Florida limited liability company to a Delaware limited liability company at least five business days prior to the Closing Date; and
•	since the date of the Merger Agreement, a Material Adverse Effect with respect to the Companies must not have occurred.

Waivers

Either ERES or the Companies may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement. Notwithstanding the foregoing, pursuant to ERES’s amended and restated certificate of incorporation, ERES cannot consummate the proposed Transactions if it has less than $5,000,001 of net tangible assets remaining upon consummation of the Transactions after taking into account the holders of public shares that properly demanded that ERES redeem their public shares for their pro rata share of the Trust Account.

Termination

The Merger Agreement may be terminated and the Transactions abandoned at any time prior to the Closing, as follows:

•	in writing, by mutual consent of ERES and each of the Companies;
•

by ERES or the Companies if any law or order permanently restraining, enjoining or otherwise prohibiting the consummation of the Mergers has been enacted and has become final and non-appealable, except that a party may not terminate the Merger Agreement for this reason if it has breached in any material respect its obligations set forth in the Merger Agreement in any manner that has proximately contributed to the enactment, issuance, promulgation or entry into such law or order;

•

by the Companies (if not in breach such that a closing condition cannot be satisfied) if any representation or warranty of the ERES Parties is not true and correct or if ERES has failed to perform any covenant or agreement made by ERES in the Merger Agreement, such that the conditions to the obligations of the ERES Parties, as described above, could not be satisfied and the breach causing such representations and warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, is not cured or cannot be cured within the earlier of (i) thirty days after written notice of such breach is delivered to ERES by each of the Companies and (ii) January 27, 2023 (the “Outside Date”);

•

by ERES (if not in breach such that a closing condition cannot be satisfied) if any representation or warranty of the Companies is not true and correct or if the Companies have failed to perform any covenant or agreement made by the Companies in the Merger Agreement, such that the conditions to the obligations of the Companies, as described above, could not be satisfied and the breach causing such representations and warranties not to be true and correct, or the failure to perform any covenant or agreement, as applicable, is not cured or cannot be cured within the earlier of (i) thirty days after written notice of such breach is delivered to the Companies by ERES and (ii) the Outside Date;

•

subject to certain limited exceptions, by written notice by any party if the Closing has not occurred on or prior to the Outside Date so long as such party is not then in breach of the Merger Agreement in a manner that contributed to the occurrence of the failure of a condition;

•	by the Companies if ERES’s board of directors changes its recommendation in favor of the Transactions;
•

by ERES if the required approvals of the Company Members have not been obtained by 5:00 p.m. Eastern Time on August 31, 2022 or such approvals are revoked, modified or no longer in full force or effect; or

•	by ERES or the Companies if the approval of certain proposals contained in the Proxy Statement is not obtained at the ERES stockholders meeting (including any adjournments of such meeting).

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the entire text of the Merger Agreement, which is attached as Exhibit 2.1 hereto, and the Ancillary Agreements, all of which are incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties thereto made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure letters prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the ERES Parties or the Companies at the time they were made or otherwise and should only be read in conjunction with the other information that ERES makes publicly available in reports, statements and other documents filed with the SEC.

Sponsor Support Agreement

In connection with the execution of the Merger Agreement, East Sponsor, LLC (the “Sponsor”) has entered into a Sponsor Support Agreement (the “Sponsor Support Agreement”) with ERES and the Companies, pursuant to which the Sponsor has agreed to, among other things, (i) vote at the special meeting of ERES stockholders to be called for approval of the Transactions all ERES Class A common stock or ERES Class B common stock, par value $0.0001 per share (collectively, the “Sponsor Securities”), held of record or thereafter acquired in favor of the proposals presented by ERES at such meeting, (ii) be bound by certain other covenants and agreements related to the Merger and (iii) be bound by certain transfer restrictions with respect to the Sponsor Securities, in each case, on the terms and subject to the conditions set forth in the Sponsor Support Agreement. The Sponsor Support Agreement also provides that the Sponsor has agreed irrevocably to waive its redemption rights in connection with the consummation of the Transactions with respect to any Sponsor Securities they may hold.

The Sponsor has also agreed, subject to certain exceptions, not to transfer (i) 15% of the shares of ERES Class A common stock received by the Sponsor in connection with the Closing until the date that is 180 days after the Closing Date and (ii) the remaining 85% of the shares of ERES Class A common stock received by the Sponsor in connection with the Closing until the date that is 24 months after the Closing Date.

The Sponsor has also agreed, subject to certain exceptions, not to transfer any private placement warrants of ERES purchased in connection with ERES’s initial public offering (the “Private Placement Warrants”) (or any share of ERES Class A common stock issued or issuable upon the exercise of the Private Placement Warrants) until 30 days after the Closing Date.

The Sponsor has also agreed that, in the event that immediately prior to the Closing, the Aggregate Transaction Proceeds are less than the Minimum Cash Amount, the Sponsor will make an unsecured loan to ERES (the “Sponsor PIK Note”) in an amount (the “Sponsor PIK Note Amount”) equal to the lesser of (i) the difference between the Minimum Cash Amount and the Aggregate Transaction Proceeds and (ii) the sum of the fees, costs and expenses incurred by the ERES Parties in connection with the Transactions and the fees, costs and expenses incurred by the Companies and the Company Members in connection with the Transactions.

The Sponsor Support Agreement will terminate upon the earlier of (i) the termination of the Merger Agreement in accordance with its terms or (ii) the date that is 24 months from the Closing Date.

The foregoing summary of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Company Support Agreement

In connection with the execution of the Merger Agreement, ERES, the Companies and the Company Members have entered into a Company Support Agreement (the “Company Support Agreement”). Pursuant to the Company Support Agreement, among other things, each Company Member has agreed to vote at any meeting of Company Members of each of the Companies, and in any written consent actions by consent of the Company Members of each of the Companies, all of its interests in each of the Companies held of record or thereafter acquired (i) in favor of any action necessary to authorize, approve or permit, on behalf of the Companies, the Transactions to be effected as contemplated therein and (ii) against other actions, proposals, agreements or transactions which are intended to, or would reasonable be expected to, prohibit, impede, interfere with, prevent or nullify the Transactions, in each case, on the terms and subject to the conditions set forth in the Company Support Agreement. Each Company Member has also agreed to be bound by certain transfer restrictions with respect to such Company Member’s interests in each of the Companies. Each Company Member has also agreed, subject to certain exceptions, not to transfer (x) 15% of the shares of ERES Class A common stock received by such Company Member in connection with the Closing until the date that is 180 days after the Closing Date and (y) the remaining 85% of the shares of ERES Class A common stock received by such Company Member in connection with the Closing until the date that is 24 months after the Closing Date. Additionally, each Company Member has agreed to waive any appraisal or dissenters’ rights in connection with the execution and delivery of the Merger Agreement or the consummation of the Transactions.

The foregoing summary of the Company Support Agreement is qualified in its entirety by reference to the full text of the Company Support Agreement, which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, ERES, certain stockholders of ERES and the Company Members will enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which ERES will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of ERES Class A common stock and other equity securities of ERES that are held by the parties thereto from time to time. Pursuant to the Registration Rights Agreement, ERES will agree to file a shelf registration statement registering the resale of certain shares of ERES Class A common stock (including those held as of the effective time or issuable upon future exercise of the Private Placement Warrants) and the Private Placement Warrants under the Registration Rights Agreement within 30 days of the Closing. ERES also agreed to provide customary “piggyback” registration rights, subject to certain requirements and customary conditions. The Registration Rights Agreement also provides that ERES will pay certain expenses relating to such registrations and indemnify the stockholders against certain liabilities.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, which is attached as Exhibit 10.3 hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the press release jointly issued by the parties announcing the Transactions.

Furnished herewith as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the investor presentation that is being presented to certain potential investors in connection with the Transactions.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Report contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Transactions, including statements regarding the anticipated benefits of the Transactions, the anticipated timing of the Transactions, the future financial condition and performance of the Companies and expected financial impacts of the Transactions (including future revenue and pro forma enterprise value) and the platform and markets and expected future growth and market opportunities of the Companies. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these terms or variations of them. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond ERES’s or the Companies’ control, are difficult or impossible to predict and may differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Report, including but not limited to: (i) the risk that the Transactions may not be completed in a timely manner or at all, which may adversely affect the price of ERES’s securities, (ii) the risk that the Transactions may not be completed by ERES’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ERES, (iii) the failure to satisfy the conditions to the consummation of the Transactions, including the requisite approvals of ERES’s stockholders and the Companies’ owners, the satisfaction of the minimum aggregate transaction proceeds amount following any redemptions by ERES’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transactions, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the Transactions, (vi) the effect of the announcement or pendency of the Transactions on the Companies’ business or employee relationships, operating results and business generally, (vii) the risk that the Transactions disrupt current plans and operations of the Companies, (viii) the risk of difficulties in retaining employees of the Companies as a result of the Transactions, (ix) the outcome of any legal proceedings that may be instituted against the Companies or against ERES related to the Merger Agreement or the Transactions, (x) the ability to maintain the listing of ERES’s securities on a national securities exchange, (xi) changes in the competitive industries in which the Companies operate, variations in operating performance across competitors, changes in laws and regulations affecting the Companies’ business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions, and the ability to identify and realize additional opportunities, (xiii) risks related to the uncertainty of the Companies’ projected financial information, (xiv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xv) the risk that demand for the Companies’ life settlement and related offerings does not grow as expected, (xvi) the ability of the Companies to retain existing customers and attract new customers, (xvii) the potential inability of the Companies to manage growth effectively, (xviii) the potential inability of the Companies to grow their market share of the life settlement industry or to achieve efficiencies regarding their operating models or other costs, (xix) negative trends in the life settlement industry impacting the value of life settlements, including increases to the premium costs of life insurance policies, increased longevity of insureds, and errors in the methodology and assumptions of life expectancy reports, (xx) legal challenges by insurers relating to the validity of the origination or assignment of certain life settlements, (xxi) the enforceability of the Companies’ intellectual property rights, including their trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xxii) the Companies’ dependence on senior management and other key employees, (xxiii) the risk of downturns and a changing regulatory landscape in the industry in which the Companies operate, and (xxiv) costs related to the Transactions and the failure to realize anticipated benefits of the Transactions or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive.

Nothing in this Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the Proxy Statement discussed below and other documents filed by ERES from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers of this Report are cautioned not to put undue reliance on forward-looking statements, and the Companies and ERES assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Companies nor ERES gives any assurance that any of the Companies or ERES, or the combined company, will achieve expectations.

Additional Information About the Proposed Transactions and Where to Find It

This Report relates to the proposed Transactions. ERES intends to file a Proxy Statement relating to the Transactions with the SEC that will be sent to all ERES stockholders. ERES will also file other documents regarding the Transactions with the SEC. Before making any voting decision, investors, security holders and other interested persons of ERES and the Companies are urged to read the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the Transactions as they become available because they will contain important information about the Transactions. Investors, security holders and other interested persons will be able to obtain free copies of the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by ERES through the website maintained by the SEC at www.sec.gov. The documents filed by ERES with the SEC also may be obtained free of charge upon written request to ERES at 7777 NW Beacon Square Boulevard, Boca Raton, Florida.

Participants in the Solicitation

ERES, the Companies and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ERES stockholders in connection with the Transactions. A list of the names of such directors and executive officers and information regarding their interests in the Transactions will be contained in the Proxy Statement when available. You can find more information about ERES’s directors and executive officers in ERES’s Annual Report on Form 10-K for the year ended December 31, 2021, which ERES filed with the SEC on June 22, 2022. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit	Description
2.1†

Agreement and Plan of Merger, dated as of August 30, 2022, by and among East Resources Acquisition Company, LMA Merger Sub, LLC, Abacus Merger Sub, LLC, Longevity Market Assets, LLC and Abacus Settlements, LLC.

10.1	Sponsor Support Agreement, dated as of August 30, 2022, by and among East Resources Acquisition Company, Longevity Market Assets, LLC, Abacus Settlements, LLC and East Sponsor, LLC.
10.2	Company Support Agreement, dated as of August 30, 2022, by and among East Resources Acquisition Company, Longevity Market Assets, LLC, Abacus Settlements, LLC and the other parties signatory thereto.
10.3	Form of Registration Rights Agreement.
99.1	Press Release, dated August 30, 2022.
99.2	Investor Presentation.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2022

EAST RESOURCES ACQUISITION COMPANY

By:	/s/ Gary L. Hagerman, Jr.
Name:	Gary L. Hagerman, Jr.
Title:	Chief Financial Officer and Treasurer

Exhibit 2.1

AGREEMENT AND PLAN OF MERGER

by and among

EAST RESOURCES ACQUISITION COMPANY,

LMA MERGER SUB, LLC,

ABACUS MERGER SUB, LLC,

LONGEVITY MARKET ASSETS, LLC,

and

ABACUS SETTLEMENTS, LLC

Dated as of August 30, 2022

i

LIST OF EXHIBITS

Exhibit ADefinitions

Exhibit BForm of Sponsor Support Agreement

Exhibit CForm of Company Support Agreement

Exhibit DForm of Second Amended and Restated Certificate of Incorporation of Parent

Exhibit EForm of Amended and Restated Bylaws of Parent

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated August 30, 2022 (this “Agreement”), is made and entered into by and among East Resources Acquisition Company, a Delaware corporation (“Parent”), LMA Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“LMA Merger Sub”), Abacus Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Abacus Merger Sub” and, together with LMA Merger Sub and Parent, the “Parent Parties”), Longevity Market Assets, LLC, a Florida limited liability company (“LMA”), and Abacus Settlements, LLC, a Florida limited liability company (“Abacus” and, together with LMA, the “Companies”).  Parent, LMA Merger Sub, Abacus Merger Sub, LMA and Abacus are sometimes individually referred to in this Agreement as a “Party” and collectively as the “Parties.”  Capitalized terms used in this Agreement shall have the meanings ascribed to them in Exhibit A attached hereto.

RECITALS

WHEREAS, each of LMA Merger Sub and Abacus Merger Sub is a newly formed entity for the purposes of the transactions contemplated hereby;

WHEREAS, the LMA Members collectively own all of the issued and outstanding limited liability company interests in LMA (the “LMA Interests”);

WHEREAS, the Abacus Members collectively own all of the issued and outstanding limited liability company interests in Abacus (the “Abacus Interests”);

WHEREAS, upon the terms and subject to the conditions of this Agreement, the Parties intend to enter into a business combination transaction pursuant to which, in accordance with the General Corporation Law of the State of Delaware (the “DGCL”) and the Delaware Limited Liability Company Act (“DLLCA”), (i) LMA Merger Sub shall merge with and into LMA, with LMA surviving such merger (the “LMA Merger”)  as a direct wholly owned subsidiary of Parent (the “LMA Surviving Company”) and (ii) Abacus Merger Sub shall merge  with and into Abacus, with Abacus surviving such merger (the “Abacus Merger” and, together with the LMA Merger, the “Mergers”) as a direct wholly owned subsidiary of Parent (the “Abacus Surviving Company” and, together with the LMA Surviving Company, the “Surviving Companies”), whereby all LMA Interests and Abacus Interests will be exchanged for the Aggregate Merger Consideration as further described herein;

WHEREAS, the board of directors of Parent has (a) determined that it is in the best interests of Parent and its stockholders for Parent to enter into this Agreement and the Ancillary Agreements, (b) unanimously approved the execution and delivery of this Agreement and the Ancillary Agreements, Parent’s performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby, including the Mergers, and (c) recommended adoption and approval of this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby by the stockholders of Parent;

WHEREAS, Parent, as the sole member of each of LMA Merger Sub and Abacus Merger Sub, has approved and adopted this Agreement and the Ancillary Agreements, the Mergers and the transactions contemplated by this Agreement and the Ancillary Agreements pursuant to action taken by unanimous written consent in accordance with the requirements of the DLLCA and the Organizational Documents of each of LMA Merger Sub and Abacus Merger Sub;

WHEREAS, the board of managers of LMA has approved and adopted this Agreement and the Ancillary Agreements, the Mergers and the transactions contemplated by this Agreement and the Ancillary Agreements pursuant to action taken by unanimous written consent in accordance with the requirements of the Florida Revised Limited Liability Company Act (the “FRLLCA”) and the Organizational Documents of LMA;

WHEREAS, the board of managers of Abacus has approved and adopted this Agreement and the Ancillary Agreements, the Mergers and the transactions contemplated by this Agreement and the Ancillary Agreements pursuant to action taken by unanimous written consent in accordance with the requirements of the FRLLCA and the Organizational Documents of Abacus;

WHEREAS, concurrently with the execution of this Agreement and in accordance with the terms hereof, in connection with the transactions contemplated hereby, ERES Sponsor has entered into a Sponsor Support Agreement, dated as of the date hereof (the “Sponsor Support Agreement”), with each of the Companies and Parent, in the form set forth on Exhibit B hereto;

WHEREAS, concurrently with the execution of this Agreement and in accordance with the terms hereof, in connection with the transactions contemplated hereby, the Company Members have entered into a Company Support Agreement, dated as of the date hereof (the “Company Support Agreement”), with each of the Companies and Parent, in the form set forth on Exhibit C hereto;

WHEREAS, following the date hereof and prior to Closing, Parent and the Companies may enter into subscription agreements (as amended or modified from time to time, collectively, the “Subscription Agreements”) with certain investors (collectively, the “Subscribers”), pursuant to which, among other things, each Subscriber is expected to agree to subscribe for and purchase on the Closing Date immediately prior to the Mergers, and Parent or each Company, as the case may be, is expected to agree to issue and sell to each such Subscriber on the Closing Date immediately prior to the Mergers, the number of shares of Parent Common Stock or such other security as set forth in the applicable Subscription Agreement in exchange for the purchase price set forth therein, in each case, on the terms and subject to the conditions set forth in the applicable Subscription Agreement;

WHEREAS, as a condition to the consummation of the transactions contemplated hereby and in accordance with the terms hereof, Parent shall provide an opportunity to its stockholders to have their Parent Common Stock redeemed for the consideration, and on the terms and subject to the conditions and limitations, set forth in this Agreement and Parent’s Organizational Documents in conjunction with obtaining approval from the stockholders of Parent for the transactions contemplated hereby (collectively with the other transactions, authorization and approvals set forth in the Proxy Statement, the “Offer”);

WHEREAS, immediately prior to the consummation of the transactions contemplated hereby, Parent shall, subject to obtaining the Parent Stockholder Approval, adopt the second amended and restated certificate of incorporation (the “A&R Charter”) in the form set forth on Exhibit D hereto;

WHEREAS, immediately prior to the consummation of the transactions contemplated hereby, Parent shall adopt the amended and restated bylaws (the “A&R Bylaws”) in the form set forth on Exhibit E hereto;

WHEREAS, for U.S. federal income Tax purposes, it is intended that each of the Mergers qualify as a “reorganization” within the meaning of Section 368(a) of the Code to which each of Parent, LMA, Abacus, LMA Merger Sub and Abacus Merger Sub are parties pursuant to Section 368(b) of the Code and that this Agreement constitutes a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code and the Treasury Regulations promulgated thereunder; and

WHEREAS, the Parties desire to make certain representations, warranties, covenants and other agreements in connection with the foregoing and also prescribe certain conditions to the Mergers as specified herein.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements and conditions set forth in this Agreement, and intending to be legally bound hereby, each Party hereby agrees:

ARTICLE I
THE MERGERS

Section 1.1The Mergers.

(a)Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DLLCA, at the Effective Time, LMA Merger Sub shall merge with and into LMA.  Following the LMA Merger, the separate limited liability company existence of LMA Merger Sub will cease and LMA will continue as the LMA Surviving Company and as a wholly owned Subsidiary of Parent; provided that notwithstanding the LMA Merger, LMA will not be included within the meaning of the term Parent Parties for purposes of this Agreement. The LMA Merger will be consummated in accordance with this Agreement and the DLLCA and evidenced by a certificate of merger between LMA Merger Sub and LMA (the “LMA Certificate of Merger”). The LMA Merger will be effective at such time as the Parties duly file the LMA Certificate of Merger with the Secretary of State of the State of Delaware or at such other date or time as Parent and the Companies agree in writing and specify in the LMA Certificate of Merger (the “LMA Effective Time”).

(b)Upon the terms and subject to the conditions set forth in this Agreement and in accordance with the DLLCA, at the Effective Time, Abacus Merger Sub shall merge with and into Abacus.  Following the Abacus Merger, the separate limited liability company existence of Abacus Merger Sub will cease and Abacus will continue as the Abacus Surviving Company and as a wholly owned Subsidiary of Parent; provided that notwithstanding the Abacus Merger, Abacus will not be included within the meaning of the term Parent Parties for purposes of this Agreement.  The Abacus Merger will be consummated in accordance with this Agreement and the DLLCA and evidenced by a certificate of merger between Abacus Merger Sub and Abacus (the “Abacus Certificate of Merger,” together with the LMA Certificate of Merger, the “Certificates of Merger”). The Abacus Merger will be effective at such time as the Parties duly file the Abacus Certificate of Merger with the Secretary of State of the State of Delaware or at such other date or time as Parent and Abacus agree in writing and specify in the Abacus Certificate of Merger (the “Abacus Effective Time” and, together with the LMA Effective Time, the “Effective Time”).

Section 1.2Effects of the Mergers.

(a)The LMA Merger will have the effect set forth in this Agreement and the relevant provisions of the DLLCA.  Without limiting the generality of the foregoing, and subject hereto, at the LMA Effective Time, all property, rights, privileges, immunities, powers and franchises of LMA Merger Sub will vest in the LMA Surviving Company, and all claims, obligations, restrictions, disabilities, liabilities, debts and duties of LMA Merger Sub will become the claims, obligations, restrictions, disabilities, liabilities, debts and duties of the LMA Surviving Company.

(b)The Abacus Merger will have the effect set forth in this Agreement and the relevant provisions of the DLLCA.  Without limiting the generality of the foregoing, and subject hereto, at the Abacus Effective Time, all property, rights, privileges, immunities, powers and franchises of Abacus Merger Sub will vest in the Abacus Surviving Company, and all claims, obligations, restrictions, disabilities, liabilities, debts and duties of Abacus Merger Sub will become the claims, obligations, restrictions, disabilities, liabilities, debts and duties of the Abacus Surviving Company.

Section 1.3Governing Documents.  At the Effective Time, the Organizational Documents of each of the Surviving Companies shall be amended and restated in forms mutually agreed by Parent and each Company prior to the Closing Date.

Section 1.4Directors and Officers.  At the Effective Time, the directors and officers set forth in Section 1.4 of the Company Disclosure Schedules will become the directors and officers of each Surviving Company and Parent and will remain the directors and officers of each Surviving Company and Parent after the Mergers, until their respective successors are duly elected or appointed and qualified, or their earlier death, resignation or removal.

ARTICLE II

EFFECT OF THE MERGERS; CONVERSION OF SECURITIES

Section 2.1Allocation Schedule; Conversion of Securities.

(a)Allocation Schedule.  At least five (5) Business Days prior to the Closing, the Companies shall deliver to Parent and the Exchange Agent an allocation schedule (the “Allocation Schedule”) setting forth, as of the date thereof:

(i)(A) the LMA Interests held by each LMA Member and (B) the Abacus Interests held by each Abacus Member;

(ii)the portion of the Stock Consideration (specifying the number of shares of Parent Common Stock) allocated to each Company Member based on this Article II (including, for the avoidance of doubt, the number of shares of Parent Common Stock that would be allocated to each LMA Member and Abacus Member, as applicable, assuming the Available Cash Amount is zero);

(iii)subject to Section 2.2(b), the pro rata portion of any Cash Consideration to be allocated to each Company Member making a Cash Election, if any;

(iv)reasonably detailed calculations with respect to the components and subcomponents of the foregoing clauses (i) through (iv) (including any exchange (or similar) ratio on which such calculations are based); and

(v)a certificate, duly executed by the chief executive officer (or equivalent) of each Company, that the information and calculations delivered are, and will be as of immediately prior to the Effective Time, (A) true and correct in all respects and (B) in accordance with the applicable provisions of this Agreement, the Organizational Documents of each Company and applicable Laws.

The Companies will review any comments to the Allocation Schedule provided by Parent and consider in good faith and incorporate all reasonable comments proposed by Parent and acceptable to the Companies at least two (2) Business Days prior to the Effective Time.  Notwithstanding anything herein to the contrary, the Parent Parties and the Exchange Agent will be entitled to rely upon the Allocation Schedule for purposes of allocating the respective portions of the  Aggregate Merger Consideration to the Company Members under this Agreement or under the Exchange Agent Agreement, as applicable, and upon delivery, payment and issuance of the  Aggregate Merger Consideration on the Closing Date to the Exchange Agent, the Parent Parties shall be deemed to have satisfied all obligations with respect to the payment of the Aggregate Merger Consideration under this Agreement, and none of them shall have (A) any further obligations to either Company, the Company Members or any other Person with respect to the payment of any consideration under this Agreement, or (B) any liability with respect to the allocation of the consideration under this Agreement, and each Company and each Company Member hereby irrevocably waives and releases the Parent Parties (and, on and after the Closing, the Surviving Companies) from any and all claims arising out of or resulting from or related to such Allocation Schedule and the allocation of the Aggregate Merger Consideration among the Company Members as set forth in the Allocation Schedule.

(b)LMA Interests.  At the Effective Time, by virtue of the LMA Merger and without any action on the part of any LMA Member, each LMA Interest that is issued and outstanding as of immediately prior to the LMA Effective Time shall be canceled and converted into the right to receive a portion of the Aggregate Merger Consideration in accordance with the Allocation Schedule.

(c)Abacus Interests.  At the Effective Time, by virtue of the Abacus Merger and without any action on the part of any Abacus Member, each Abacus Interest that is issued and outstanding as of immediately prior to the Abacus Effective Time shall be canceled and converted into the right to receive a portion of the Aggregate Merger Consideration in accordance with the Allocation Schedule.

Section 2.2Payment of the Aggregate Merger Consideration.

(a)At or prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with the Exchange Agent, in trust for the benefit of the Company Members, (i) evidence of book-entry shares representing a number of whole shares of Parent Common Stock equal to the Stock Consideration deliverable to the Company Members and (ii) the Cash Consideration owed by Parent to the Company Members, if any, pursuant to this Article II. Any such shares of Parent Common Stock deposited with the Exchange Agent shall hereinafter be referred to as the “Exchange Agent Fund.”  The Exchange Agent Fund shall be subject to the terms of this Agreement and the Exchange Agent Agreement.  Subject to Section 2.4, at the Closing, Parent shall cause to be issued or paid from the Exchange Agent Fund to each Company Member immediately prior to the Effective Time, evidence of book-entry shares representing the Stock Consideration in respect of such LMA Interests or Abacus Interests, as the case may be, held by such Company Member and the applicable portion of the Cash Consideration, if any, pursuant to the Allocation Schedule.

(b)Cash Election.  In the event that, immediately prior to the Closing, the Available Cash Amount is greater than $0, each Company Member shall be entitled to receive a portion of the consideration to be paid in exchange for such Company Member’s Abacus Interests or LMA Interests, as the case may be, in cash in lieu of receipt of Parent Common Stock (a “Cash Election”) in accordance with such Company Member’s pro rata portion of the Cash Consideration, if any, as set forth on the Allocation Schedule.  A Company Member shall make a Cash Election by notifying the Companies of such Cash Election prior to the Companies’ delivery of the Allocation Schedule in accordance with Section 2.1(a).  The determination of the Companies, as set forth on the Allocation Schedule, shall be final, conclusive and binding in the event of ambiguity or uncertainty as to whether or not a Cash Election has been properly made, deemed to be made, or revoked. The Companies may make any rules as are consistent with this Agreement for the implementation of Cash Elections as shall be necessary or desirable to effect such elections in accordance with the terms of this Agreement.

Section 2.3Exchange Procedures for Company Members.

(a)Payment Procedures.  Prior to the Closing, each Company shall mail or otherwise deliver, or shall cause the Exchange Agent to mail or otherwise deliver, to each LMA Member and Abacus Member entitled to receive its allocated portion of the Aggregate Merger Consideration, a letter of transmittal containing instructions for surrender of the LMA Interests and Abacus Interests reasonably acceptable to Parent and each Company or as may be reasonably required by the Exchange Agent (the “Company Letter of Transmittal”).  Subject to the satisfaction of the conditions in Article VI, in the event that at least three (3) Business Days prior to the Closing Date an LMA Member or Abacus Member entitled to receive its allocated portion of the Aggregate Merger

Consideration does not deliver to the Exchange Agent a duly executed and completed Company Letter of Transmittal, then such failure shall not alter, limit or delay the Closing; provided that such LMA Member or Abacus Member shall not be entitled to receive its allocated portion of the Aggregate Merger Consideration until such Person delivers a duly executed and completed Company Letter of Transmittal to the Exchange Agent.  Upon delivery of such duly executed Company Letter of Transmittal to the Exchange Agent, such LMA Member or Abacus Member shall be entitled to receive, subject to the terms and conditions of this Agreement and the Allocation Schedule, the allocated portion of the Aggregate Merger Consideration in respect of his, her or its interests referenced in such Company Letter of Transmittal. Until surrendered as contemplated by this Section 2.3, each LMA Interest or Abacus Interest, as the case may be, shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender the Aggregate Merger Consideration to which such Person is entitled pursuant to this Article II and as allocated pursuant to the Allocation Schedule.

(b)No Further Rights.  All Aggregate Merger Consideration paid or issued by Parent upon the surrender of LMA Interests or Abacus Interests in accordance with the terms of this Article II and pursuant to the Allocation Schedule shall be deemed to have been exchanged and paid in full satisfaction of all rights pertaining to the securities represented by such LMA Interests or Abacus Interests, and there shall be no further registration of transfers on the transfer books of the Surviving Companies of membership interests of either Company that were issued and outstanding immediately prior to the Effective Time.  From and after the Effective Time, the LMA Members and Abacus Members shall cease to have any rights as members of LMA and Abacus, respectively, except as provided in this Agreement or by applicable Laws.

(c)Changes in Parent Stock.  If at any time between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common Stock or Parent Class B Stock shall have been increased, decreased, changed into or exchanged for a different number of kind of shares or securities as a result of a subdivision, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or other similar change in capitalization, in each case other than in connection with the Mergers, then the definition of Parent Share Value shall be equitably adjusted to reflect such change; provided, that nothing in this Section 2.3(c) shall be construed to permit Parent to take any action with respect to its securities that is prohibited by the terms of this Agreement.

(d)Fractional Shares.  Notwithstanding anything to the contrary contained herein, no evidence of book-entry shares representing fractional shares of Parent Common Stock shall be issued pursuant to this Agreement. In lieu of any fractional share of Parent Common Stock to which the each LMA Member or Abacus Member would otherwise be entitled, the Exchange Agent shall round up or down to the nearest whole share of Parent Common Stock, with a fraction of 0.5 rounded up.  No cash settlements shall be made with respect to fractional shares eliminated by rounding.

(e)Dividends.  No dividends or other distributions declared with respect to Parent Common Stock, the record date for which is at or after the Effective Time, shall be paid to any LMA Member or Abacus Member that has not delivered a properly completed, duly executed Company Letter of Transmittal.  After the delivery of such materials, the LMA Member or Abacus Member, as the case may be, shall be entitled to receive any such dividends or other distributions, without any interest thereon, which had become payable with respect to Parent Common Stock issuable to such LMA Member or Abacus Member.

Section 2.4Withholding Rights.  The Parties, each Surviving Company and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such Taxes as it is required to deduct and withhold with respect to such payment under the Code or any other applicable Laws (as reasonably determined by each of the Parties, the Surviving Companies and the Exchange Agent); provided, however, except (a) with respect to payments in the nature of compensation to be made to employees or former employees or (b) any withholding resulting from the failure of the Companies to provide a FIRPTA Certificate pursuant to Section 5.7(c), that prior to any such withholding, the Parent Stockholders or the LMA Members or Abacus Members, as applicable, shall be provided reasonable notice of such intent to withhold. To the extent any that amounts are so deducted and withheld by the Parties, the Surviving Companies or the Exchange Agent, as the case may be, such deducted and withheld amounts shall be (i) timely remitted to the appropriate Governmental Entity and (ii) will be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. The Parties shall cooperate in good faith to eliminate or reduce any such deduction or withholding (including through the request and provision of any statements, forms or other documents to reduce or eliminate any such deduction or withholding).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANIES

Except as set forth in the applicable disclosure schedules delivered by each Company to the Parent Parties concurrently with the execution of this Agreement (the “Company Disclosure Schedules”), and subject to the terms, conditions and limitations set forth in this Agreement, each Company hereby jointly and severally represents and warrants to the Parent Parties, as of the date of this Agreement and the Closing Date, as follows:

Section 3.1Organization. Each Group Company (a) is a corporation or limited liability company duly incorporated or organized, validly existing and in good standing under the Laws of its respective jurisdiction of incorporation or organization, and (b) has all requisite power and authority to own, lease and operate its properties and to carry on in all respects its businesses as now being conducted.  Each Group Company is duly qualified, licensed or registered as a foreign entity to transact business, and is in good standing, under the Laws of each jurisdiction where the character of its properties or assets owned, leased or operated by it, or the location of the properties or assets owned, leased or operated by it, requires such qualification, licensing or registration, except where the failure of such qualification, licensing or registration would not reasonably be expected to be material to the Group Companies, taken as a whole.  The Organizational Documents of each Group Company, as amended to the date of this Agreement and as previously made available by or on behalf of each Group Company to Parent, are true, correct and complete.  Each Group Company is in compliance with the provisions of its Organizational Documents.

Section 3.2Authorization.  Each Company has the requisite limited liability company power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party and to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby, subject to the irrevocable approval and adoption of this Agreement by (i) the holders of a majority of the issued and outstanding LMA Interests (the “LMA Member Approval”) and (ii) the holders of a majority of the issued and outstanding Abacus Interests (the “Abacus Member Approval” and, together with the LMA Member Approval, the “Requisite Company Approvals”).  The Requisite Company Approvals are the only votes or approvals of holders of any class, series or type of equity securities of the Companies necessary to adopt this Agreement and any Ancillary Agreement or to approve the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by each Company and their boards of managers. Assuming the due authorization, execution and delivery by each other party to this Agreement and the Ancillary Agreements to which each Company is a party, this Agreement and each Ancillary Agreement constitute, or will constitute, as applicable, the legal, valid and binding obligation of each Company, enforceable against each Company in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

Section 3.3Capitalization.

(a)Section 3.3(a) of the Company Disclosure Schedules sets forth (i) the respective ownership of the issued and outstanding LMA Interests and Abacus Interests and (ii) the beneficial and record owners of the LMA Interests and the Abacus Interests.  All of the issued and outstanding LMA Interests and Abacus Interests are duly authorized, validly issued, fully paid and nonassessable.  None of the issued and outstanding LMA Interests or Abacus Interests were issued in violation of any preemptive rights, Laws or Orders, and the LMA Interests and the Abacus Interests are owned, beneficially and of record, by the LMA Members and the Abacus Members, respectively, free and clear of all Liens.  Neither of the Companies has at any time issued or granted, and there are no outstanding or authorized, compensatory equity or equity-linked interests with respect to the common units or preferred units, common stock, preferred stock or other capital stock of, or other equity or voting interests in, the Companies, including without limitation, any options, appreciation rights, restricted stock or stock unit awards, profits interests, restricted units, phantom equity or similar awards or rights. There are no Contracts to which either Company is a party that require either Company to repurchase, redeem or otherwise acquire any LMA Interests or Abacus Interests or securities convertible into or exchangeable for LMA Interests or Abacus Interests or to make any investment in any other Person.

(b)All of the issued and outstanding ownership interests of each Company Subsidiary are duly authorized, validly issued, fully paid, nonassessable, free of preemptive rights, restrictions on transfer (other than restrictions under applicable federal, state and other securities Laws), and are owned by each Company, whether directly or indirectly, free and clear of all Liens.  There are no options, warrants, convertible securities, stock appreciation, phantom stock, stock-based performance unit, profit participation, restricted stock, restricted stock unit, other equity-based compensation award or similar rights with respect to any Company Subsidiary and no rights, exchangeable securities, securities, “phantom” rights, appreciation rights, performance units, commitments or other agreements relating to the ownership interests of any Company Subsidiary or obligating either Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, any ownership interests of, or any other interest in, any Company Subsidiary, including any securities convertible or exercisable into ownership interests of any Company Subsidiary.  There are no Contracts to which any Company Subsidiary is a party which require such Company Subsidiary to repurchase, redeem or otherwise acquire any ownership interests or securities convertible into or exchangeable for such ownership interests or to make any investment in any other Person.

(c)Except as set forth on Section 3.3(c) of the Company Disclosure Schedules, there are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of any LMA Interests or Abacus Interests.  No Company Subsidiary owns any LMA Interests or Abacus Interests.  There are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to any ownership interests of any Company Subsidiary.

Section 3.4Company Subsidiaries.  Section 3.4 of the Company Disclosure Schedules sets forth a true and complete list of (a) the Company Subsidiaries, listing for each Company Subsidiary its name, type of entity, the jurisdiction of its incorporation, formation or organization, as applicable, and (b) its authorized equity interests, the number and type of its issued and outstanding equity interests and the current ownership of such equity interests.  Except for the Company Subsidiaries, the Companies do not own, directly or indirectly, any ownership, equity, profits or voting interests in any Person or have any Contracts to purchase any such interests.

Section 3.5Consents and Approvals; No Violations.  Except as set forth on Section 3.5, of the Company Disclosure Schedules, and subject to the receipt of the Requisite Company Approvals, the filing of the Certificates of Merger, and the satisfaction of the applicable requirements of the HSR Act, and assuming the truth and accuracy of the Parent Parties’ representations and warranties contained in Section 4.4 and the representations and warranties of the Parent Parties contained in any Ancillary Agreement, neither the execution and delivery of this Agreement or any Ancillary Agreement nor the consummation of the Transactions will (a) conflict with or result in any breach of any provision of the Organizational Documents of any Group Company, (b) require any filing with, or the obtaining of any consent or approval of, any Governmental Entity, (c) result in a violation of or a default (or give rise to any right of termination, cancellation, or acceleration) under, any of the terms, conditions or provisions of any Company Material Contract or Lease, (d) result in the creation of any Lien upon any of the properties or assets of any Group Company (other than Permitted Liens), or (e) violate in any Law, Order, or Lien applicable to any Group Company, except for violations or defaults which would not reasonably be expected to be material to the Group Companies, taken as a whole.

Section 3.6Financial Statements.

(a)The Companies have made available to Parent true, correct and complete copies of (i) the audited balance sheets of each Company as of December 31, 2021 and

December 31, 2020, and, in each case, the related audited statements of operations and changes in members’ equity and cash flows of each of the Companies for the fiscal year then ended, together with all related notes and schedules thereto, accompanied by the reports thereon of each of the Companies’ independent auditors (collectively referred to as the “Financial Statements”), and (ii) the unaudited balance sheets of each of the Companies as of June 30, 2022 (the “Interim Balance Sheet”) and the related unaudited statements of operations and changes in members’ equity and cash flows of the applicable Company for the six-month period then ended (together with the Interim Balance Sheet, the “Interim Financial Statements”).  Each of the Financial Statements and the Interim Financial Statements (a) has been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), (b) fairly presents the financial position, results of operations and cash flows of the applicable Company as at the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein and subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments that are not material in amount or kind and the absence of notes and (c) was prepared from, and is in accordance with, the books and records of the applicable Company.

(b)The books of account and other financial records of each of the Companies have been kept accurately in the Ordinary Course, the transactions entered therein represent bona fide transactions, and the revenues, expenses, assets and liabilities of each of the Companies have been properly recorded therein in accordance with GAAP.  Each of the Companies has established and maintains a system of “internal accounting controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) sufficient to provide reasonable assurances: (i) that transactions, receipts and expenditures of each of the Companies are being executed and made only in accordance with required authorizations of management of each of the Companies, (ii) that transactions are recorded in all material respects as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of each of the Companies, (iv) that the amount recorded for assets on the books and records of each of the Companies is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any difference and (v) that accounts, notes and other receivables and inventory are recorded accurately.

(c)The amount of Cash and Cash Equivalents and the Indebtedness of each of the Companies, in each case, as of June 30, 2022, are reasonably and accurately set forth on Section 3.6(c) of the Company Disclosure Schedules, and since such date, neither of the Companies has (i) declared, set aside or paid any dividend or made any other distribution or (ii) made any payment of the type that would be required to be disclosed on Section 3.22 of the Company Disclosure Schedules if it had been made on the Closing Date.

Section 3.7No Undisclosed Liabilities.  Except as set forth in the Interim Balance Sheet, the Group Companies do not have any liabilities or obligations of the type required to be disclosed in the Interim Balance Sheet in accordance with GAAP (including as a result of COVID-19 and COVID-19 Measures), whether accrued, absolute, contingent or otherwise and/or arising out of any transactions entered into at or prior to the date hereof, or any action or inaction at or prior to the date hereof, or any state of facts existing at or prior to the date hereof or otherwise, except for liabilities or obligations (a) incurred or accrued since the Balance Sheet Date in the Ordinary Course (none of which relate to noncompliance with any applicable Law or License, breach of Contract, breach of warranty, tort, infringement, misappropriation, dilution or Action), (b) that arise under any Company Material Contract, none of which arose out of a breach of Contract or violation of Law, (c) incurred since the Balance Sheet Date pursuant to or in connection with this Agreement or the transactions contemplated hereby, (d) disclosed in this Agreement (or the Company Disclosure Schedules) or (e) that are accurately accrued or reserved against on the face of the Interim Balance Sheet, the Interim Financial Statements, or the Financial Statements or detailed in the notes thereto.

Section 3.8Absence of Certain Changes.  Except as set forth on Section 3.8 of the Company Disclosure Schedules, since the Balance Sheet Date:

(a)the Group Companies have conducted their business in the Ordinary Course;

(b)no Group Company has sold, assigned, transferred, leased, abandoned or otherwise disposed of any of its properties or assets that is material to such Group Company (including any Intellectual Property);

(c)there has been no Material Adverse Effect on the Group Companies taken as a whole;

(d)there has been no casualty, loss, damage or destruction of any property that is material to the Group Companies, taken as a whole, and that is not covered by insurance;

(e)no Group Company has established, adopted, amended, materially modified or terminated any Company Benefit Plans except as required by applicable Law or in the Ordinary Course with respect to annual renewals of group welfare benefits;

(f)there has been no change in the accounting methods or practices of any Group Company or any change in depreciation or amortization policies or rates theretofore adopted by the Group Companies; and

(g)no Group Company has taken any action or omitted to take an action, which, if taken or omitted to be taken after the date of this Agreement, would require the consent of Parent in accordance with Section 5.1.

Section 3.9Real Estate.

(a)No Group Company owns any real property.

(b)Section 3.9(b) of the Company Disclosure Schedules lists each real property leased, subleased, licensed or otherwise used or occupied by any Group Company (each, a “Leased Real Property” and collectively, the “Leased Real Properties”), and sets forth the name of the landlord, the name of the entity holding such leasehold interest and the street address of each Leased Real Property.

(c)True, correct and complete copies of all leases, subleases, licenses, amendments, extensions, guaranties and other material agreements related thereto with respect to the Leased Real Properties (individually, a “Lease” and collectively, the “Leases”) have been made available to Parent, and none of such Leases has been modified following the date of this Agreement, except to the extent that such modifications have been disclosed by the copies thereof made available to the Parent Parties.  Section 3.9(b) of the Company Disclosure Schedules sets forth a true and complete list of all Leases, including the date and name of the parties to each Lease, and in the case of any oral Lease, a written summary of the material terms of such Lease.

(d)The Leased Real Properties identified in Section 3.9(b) of the Company Disclosure Schedules constitute all of the real property leased, occupied, or otherwise utilized or intended to be utilized in connection with the business of the Group Companies.

(e)The Group Companies hold a good and valid leasehold estate in the Leased Real Properties subject to the terms of their respective Leases, free and clear of all Liens, except for Permitted Liens.

(f)Except as set forth on Section 3.9(f) of the Company Disclosure Schedules, with respect to each of the Leased Real Property: (i) the Lease for such Leased Real Property is legal, valid, binding, enforceable and in full force and effect, subject to proper authorization and execution of such lease by the other party thereto and subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity, (ii) no Group Company nor to the Knowledge of the Companies, any other party to the Lease is in breach or default under such Lease and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default, or permit the termination, modification or acceleration of rent under such Lease, (iii) no security deposit or portion thereof deposited with respect to such Lease has been applied in respect of a breach or default thereunder which has not been replenished to the extent required under such Lease, (iv) no Group Company owes any brokerage commissions or finder’s fees with respect to such Lease, (v) no Group Company has subleased, licensed or otherwise granted any Person the right to use or occupy the Leased Real Property (or any portion thereof), (vi) no Group Company has collaterally assigned or granted any other security interest in such Leased Real Property or any interest therein and (vii) no Group Company’s possession and quiet enjoyment of the Leased Real Property under such Lease has been disturbed, and there are no disputes with respect to such Lease.

Section 3.10Intellectual Property.

(a)Section 3.10(a) of the Company Disclosure Schedules contains a complete list (i) of all Company Registered Intellectual Property owned by the Group Companies and (ii) of the Company Products. The Group Companies’ uses of its social media accounts (“Accounts”) have complied in all material respects with all applicable Laws as well as all material terms and conditions or terms of use applicable to the Accounts (the “Social Media Terms”).  There are no legal actions, audits, or investigations, whether settled, pending, or to the Knowledge of the Companies, threatened, alleging any (A) breach or other violation of any Social Media Terms by any Group Company; (B) violation under the Digital Millennium Copyright Act, 1998 or (C) defamation, violation of rights of any Person, or any other violation by any Group Company in connection with its use of social media.

(b)The Group Companies possess all source code and other documentation and materials reasonably necessary to use and operate any Software included in the Company Owned Intellectual Property and have not disclosed, delivered, licensed or otherwise made available, and the Group Companies do not have a duty or obligation (whether present, contingent or otherwise) to disclose, deliver, license or otherwise make available, any source code for any Software included in the Company Owned Intellectual Property to any Person, other than employees or contractors in the Ordinary Course who are in each case subject to Confidentiality Agreements.

(c)Except as set forth on Section 3.10(c) of the Company Disclosure Schedules, (i) a Group Company exclusively owns and possesses all right, title and interest in, or has the right pursuant to a valid and enforceable, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies, written license to use, all Intellectual Property and Company Product Data used in or necessary for the conduct of the business of the Group Companies as it is currently conducted (collectively, the “Company Intellectual Property”), free and clear of all Liens (other than Permitted Liens), (ii) the Company Owned Intellectual Property is, valid, subsisting and, to the Knowledge of the Companies, enforceable, and there are no judgments finding any such Company Registered Intellectual Property to be invalid or unenforceable, and (iii) there are no proceedings pending or, to the Knowledge of the Companies, threatened, that challenge the validity, use, ownership, registrability, or enforceability of the Company Registered Intellectual Property.

(d)Except as set forth in Section 3.10(d) of the Company Disclosure Schedules, (i) to the Knowledge of the Company neither the use of the Company Intellectual Property used by the Group Companies in the conduct of their business, nor the conduct of their business (including the licensing of Company Products) infringes, misappropriates or otherwise violates, nor has in the last six (6) years infringed, misappropriated or otherwise violated, the rights of any third party in any Intellectual Property; and (ii) no Group Company has received any written notices, threats or requests for indemnification alleging any of the same.

(e)(i) There are no claims, proceedings, actions, suits, complaints, demands or similar actions currently pending or, to the Knowledge of the Companies, threatened, or that have been brought  since the Look-Back Date, by any Group Company against any Person alleging infringement, misappropriation, or violation of any Company Owned Intellectual Property; and (ii) to the Knowledge of the Companies, no Person is currently infringing, misappropriating, or otherwise violating, nor has infringed, misappropriated or otherwise violated any of the Company Owned Intellectual Property.

(f)No Group Company uses and has not used any Open Source Software or any modification or derivative thereof (i) in a manner that would grant or purport to grant to any Person any rights to or immunities under any of the Company Owned Intellectual Property, or (ii) under any license requiring a Group Company to disclose or distribute the source code to any of the Software included in the Company Owned Intellectual Property, to license or provide the source code to any of the Software included in the Company Owned Intellectual Property for the purpose of making derivative works, or to make available for redistribution to any Person the source code to any of the Software included in the Company Owned Intellectual Property at no or minimal charge.

(g)Each Group Company has taken commercially reasonable measures to maintain and protect all Company Owned Intellectual Property, including the secrecy, confidentiality and value of its trade secrets and other confidential information.  Without limiting the generality of the foregoing, no Group Company has disclosed any material confidential Company Owned Intellectual Property (including any source code to any Company Products) to any Person other than pursuant to a commercially reasonable written agreement pursuant to which such Person agrees to protect the confidentiality of such trade secrets and other confidential information (“Confidentiality Agreement”) and, to the Knowledge of the Companies, no Person has breached any such agreement.

(h)All Persons that have been involved in the conception, development, reduction to practice or other creation of any Company Owned Intellectual Property (including Company Products) have done so pursuant to a commercially reasonable agreement that protects the confidential information of each Group Company and assigns to each applicable Group Company exclusive ownership of all of such Intellectual Property and, to the Knowledge of the Companies, no Person has breached any such agreement.

(i)No Group Company is under any obligation, whether written or otherwise, to develop any Intellectual Property (including any elements of any Company Products) for any third party (including any customer or end user).

(j)To the Knowledge of the Companies, there are, and  since the Look-Back Date have been, no manifest defects, technical concerns or problems (collectively, “Technical Deficiencies”) in any of the Company Products currently offered by any Group Company which have not been repaired and that would prevent the same from performing in accordance with their specifications of functionality descriptions in any material respect, and there is no Malicious Code in any of the Company Products or Company Systems.  No Group Company has received any material written complaints from customers related to any Malicious Code or Technical Deficiencies in any Company Products.

(k)The Group Companies own, lease, license, or otherwise have the legal right to use its Company Systems, and such Company Systems are sufficient for the needs of the Group Companies’ business as it is currently conducted.  The Group Companies have put commercially reasonable safeguards in place designed to protect the confidentiality, integrity, and security of the Company Systems and the data stored therein or transmitted thereby including by implementing industry standard procedures preventing unauthorized access and the introduction of any virus, worm, Trojan horse or similar disabling code or program (“Malicious Code”), and the taking and storing on-site and off-site of back-up copies of critical data.  The Group Companies have implemented and maintain commercially reasonable security, disaster avoidance and recovery and business continuity plans, procedures and facilities, including by implementing systems and procedures that provide monitoring and alerting of any problems, issues or vulnerabilities in the Company Systems.  In the last twelve (12) months, there has not been any material failure with respect to any of the Company Systems that has not been remedied or replaced in all material respects.

(l)The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of, or payment of, any additional material amounts with respect to, nor require the consent of any other Person in respect of, each Group Company’s right to own, use, or hold for use any of the Company Intellectual Property or Company Systems in a manner substantially similar to the manner in which the Company Intellectual Property and Company Systems were owned, used, or held for use by such Group Company prior to the Closing Date. The Group Companies have all rights in and to the Company Product Data necessary for the operation of their business, including where applicable the rights to publish, reproduce, distribute, license, sell and create derivative works of the Company Product Data.

Section 3.11Data Privacy and Security.

(a)Each Group Company and the conduct of its business and, to the Knowledge of the Companies, all Data Partners, in the last five (5) years have been in compliance with all Data Security Requirements in all material respects. The Transactions will not result in any liabilities to the Companies in violation of any Data Security Requirements. To the extent that any Personal Data comprises “Personal Information” as defined under the CCPA, all Personal Data is an asset that will be transferred as part of these Transactions, as contemplated by section 1798.140(t)(2)(D) of the CCPA.

(b)Since the Look-Back Date, the Group Companies have, and have taken reasonable steps to require all Data Partners to have, implemented and at all times maintained administrative, organizational, physical and technical safeguards to: (i) protect and maintain the confidentiality, integrity and security of Personal Data against any unlawful, accidental or unauthorized control, use, access, disclosure, interruption, modification, destruction, compromise or corruption (a “Security Incident”); and (ii) identify and address internal and external risks to the privacy and security of Personal Data in their possession or control.

(c)Since the Look-Back date, neither the Group Companies, nor, to the Knowledge of the Companies, any Data Partners, have: (i) experienced any Security Incidents that required notification to any Person, or (ii) received any notice, request, claim, complaint, correspondence or other communication from any Governmental Entity or other Person relating to any Security Incident or violation of any Data Security Requirements.

Section 3.12Litigation.

(a)Except as set forth on Section 3.12 of the Company Disclosure Schedules, in the last five (5) years, (i) there have not been, and there are no Actions or Orders

(including those brought or threatened by or before any Governmental Entity) pending or to the Knowledge of the Companies threatened against or otherwise relating to any Group Company or any of their respective properties or assets at Law or in equity or to the Knowledge of the Companies any of the members, managers, directors, officers or employees of the Group Companies with regard to their actions as such, including Actions or Orders that challenge or seek to enjoin, alter or materially delay the transactions contemplated by this Agreement or any Ancillary Agreement and (ii) there is no pending or, to the Knowledge of the Companies, threatened audit, examination or investigation by any Governmental Entity against any Group Company or any of their respective properties or assets or to the Knowledge of the Companies any of the members, managers, directors, officers or employees of the Group Companies with regard to their actions as such, but excluding, in each case of clauses (i) and (ii), Actions or Orders that would not reasonably be expected to be material to the Group Companies, taken as a whole.

(b)No Group Company has filed in the last five (5) years, or intends to file, any material Action against any other Person.

Section 3.13Company Material Contracts.

(a)Section 3.13(a) of the Company Disclosure Schedules sets forth a true, correct and complete list of the following Contracts to which any Group Company, as of the date of this Agreement, is a party (“Company Material Contracts”):

(i)any stockholder, partnership, investors’ rights, voting, right of first refusal and co-sale, or registration rights agreement, or other Contract with a holder of equity interests of any Group Company relating to their ownership of such equity interests;

(ii)any non-competition Contract or other Contract that purports to limit (A) the ability of any Group Company from operating or doing business in any location, market or line of business, (B) the Persons to whom any Group Company may sell products or deliver services, or (C) the Persons that the Companies may hire or solicit for hire;

(iii)any employment or consulting Contract with any current or former employee (to the extent of any ongoing liability) or individual service provider of any Group Company that (A) provides annual base compensation in excess of $100,000 or (B) is not terminable at-will and without any liability to any Group Company (other than standard employee confidentiality or non-disclosure agreements) or that cannot be terminated without the payment of severance or similar separation payments (except to the extent required by applicable Law);

(iv)change in control, transaction bonus, retention bonus, stay and pay or similar agreements with any current or former (to the extent of any ongoing liability) employee or individual service provider of any Group Company;

(v)any Contract under which it is a licensee of or is otherwise granted by a third party any rights to use any Intellectual Property (other than (x) non-

exclusive licenses for Open Source Software or (y) non-exclusive end user licenses of commercially-available Software used solely for the Company’s internal use with replacement total cost of less than $100,000);

(vi)any Contract under which it is a licensor or otherwise grants to a third party any rights to use any Intellectual Property, other than Intellectual Property licensed to customers on a non-exclusive basis in the Ordinary Course;

(vii)any Contract for the development of Intellectual Property by a third party for the benefit of a Group Company;

(viii)(A) any Contract containing an agreement by a Group Company to provide any Person with access to the source code for any Software included in the Company Owned Intellectual Property or (B) any Contract between a Group Company, on the one hand, and an escrow agent, on the other hand, to provide for the source code for any Software included in the Company Owned Intellectual Property to be put in escrow;

(ix)any collective bargaining agreement or other Contract with any labor union, works council, or other labor organization;

(x)any Contract providing for indemnification by any Group Company of any Person other than in the Ordinary Course of Business;

(xi)any note, debenture, other evidence of Indebtedness, guarantee, loan, credit or financing agreement or instrument or other Contract for money borrowed by any Group Company, including any agreement or commitment for future loans, credit or financing, in each case, in excess of $250,000;

(xii)any Contract under which any Group Company is lessee of or holds or operates any tangible property, including real property, owned by any other Person, except for any lease or agreement under which the aggregate annual rental payments do not exceed $100,000;

(xiii)any Contract involving the formation of a (A) joint venture, (B) partnership or (C) limited liability company (except, in the cause of clauses (B) and (C), any Company Subsidiary);

(xiv)any Contracts listed on Section 3.22 of the Company Disclosure Schedules;

(xv)any Contract with any Material Customer or Material Supplier;

(xvi)any Contract or group of related Contracts (other than non-continuing purchase orders) reasonably expected to result in future payments to or by any Group Company in excess of $250,000 per annum, except for Contracts that are terminable on less than 30 days’ notice without penalty;

(xvii)any Contract that grants to any Person, other than a Group Company, (A) a most favored pricing provision or (B) any exclusive rights, rights of first refusal, rights of first negotiation or similar rights;

(xviii)any Contract entered into in the last five (5) years, for the settlement of any Action for which any Group Company has any ongoing liability or obligation;

(xix)any Contract requiring or providing for any capital expenditure by any Group Company after June 30, 2022 in excess of $250,000;

(xx)any material interest rate, currency or other hedging Contract;

(xxi)any Contract for (A) the divestiture of any business, properties or assets of any Group Company or (B) the acquisition by any Group Company of any operating business, properties or assets, whether by merger, purchase, sale of equity or assets or otherwise, in each case, which contains continuing obligations or liabilities with respect to a Group Company;

(xxii)any distributor, reseller, sales representative, marketing or advertising Contract (other than non-continuing purchase orders);

(xxiii)any Contract containing any provision pursuant to which any Group Company will be obligated to make a payment to any Person at the Closing as a direct result of the consummation of the transactions contemplated by this Agreement or any Ancillary Agreement;

(xxiv)any Contract between any Group Company, on the one hand, and any member, manager, officer, director or Affiliate (other than a wholly owned Subsidiary of the either of the Companies) of either of the Companies or any Company Subsidiary or any of their respective “associates” or “immediate family” members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand, including any Contract pursuant to which any Group Company has an obligation to indemnify such member, manager, officer, director, Affiliate, associate or immediate family member;

(xxv)any other Contract (other than non-continuing purchase orders) not of the types described above in this Section 3.13 that involves consideration paid or received by any Group Company in excess of $250,000 in any twelve (12) month period; or

(xxvi)any outstanding written commitment to enter into any Contract of the type described in subsections (i) through (xxv) of this Section 3.13(a).

(b)The Company Material Contracts (except those that are canceled, rescinded or terminated after the date hereof in accordance with their terms) are in full force and effect in accordance with their respective terms with respect to the applicable Group Company, and, to the Knowledge of the Companies, the other party thereto, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.  There does not exist under any Company Material Contract any event of default or event or condition that constitutes a violation, breach or event of default thereunder on the part of any Group Company, in each case, that is material to the Group Companies, taken as a whole.  None of the Group Companies has given notice of its intent to terminate, materially modify, materially amend or otherwise materially alter the terms and conditions of any Company Material Contract or has received any such written notice from any other party thereto, in each case other than in connection with the scheduled end or termination or other non-breach related expiration of such Contract.

Section 3.14Tax Returns; Taxes.  Except as otherwise disclosed on Section 3.14 of the Company Disclosure Schedules:

(a)all income and other material Tax Returns of the Group Companies required to have been filed with any Governmental Entity in accordance with any applicable Law have been duly and timely filed (taking into account extensions of time for filing) and are correct and complete in all material respects;

(b)all income and other material Taxes due and owing by any of the Group Companies have been paid in full, except for Taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP;

(c)there are not currently any extensions of time in effect with respect to the dates on which any Tax Returns of the Group Companies were or are due to be filed;

(d)no claims for additional unpaid Taxes have been asserted in writing since the Look-Back Date, and no proposals or deficiencies for any Taxes of the Group Companies are currently being asserted, proposed or, to the Knowledge of the Companies, threatened, and no audit or investigation of any Tax Return of the Group Companies is currently underway, pending or, to the Knowledge of the Companies, threatened;

(e)the Group Companies have withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid to any employee, independent contractor, creditor, stockholder or other third party;

(f)there are no outstanding waivers or agreements by or on behalf of the Group Companies for the extension of time for the assessment of any Taxes or any deficiency thereof and none of the Companies or the Company Subsidiaries has waived any statute of limitations in respect of Taxes;

(g)there are no Liens for Taxes against any asset of the Group Companies (other than Permitted Liens);

(h)the Companies are not a party to any Tax indemnification or Tax receivable, allocation, sharing or similar agreement under which the Group Companies will have any liability for Taxes after the Closing (excluding (x) customary commercial agreements the primary subject of which is not Taxes and (y) any agreements that are solely among Group Companies);

(i)no Group Company has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which was a Group Company); or has any material liability for the Taxes of any Person (other than a Person that is a member of a group of which a Group Company is the common parent) under Treasury Regulations Section 1.1502-6 (or any corresponding or any similar provision of state, local or foreign income Tax Law), as a transferee or successor, or by contract (excluding customary commercial agreements the primary subject of which is not Taxes);

(j)no Group Company is or has been a party to any “listed transaction,” as defined in Treasury Regulations Section 1.6011-4(b)(2);

(k)no written claim has ever been made by an Governmental Entity in a jurisdiction where the Group Companies do not file Tax Returns that any Group Company may be subject to taxation by that jurisdiction and which claim has not been resolved;

(l)none of the Group Companies have been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code;

(m)no Group Company will be required to include any material item of income in, or exclude any material deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) adjustments under Section 481 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law); (ii) change in method of accounting, or use of an improper method of accounting, for a taxable period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (iv) intercompany transactions as described in Treasury Regulations Section 1.1502-13 (or any corresponding or similar provision of state, local or foreign income Tax Law) or excess loss account described in Treasury Regulations Section 1.1502-19 (or any corresponding or similar provision of state, local or foreign income Tax Law), in each case, entered into or created on or prior to the Closing Date; (v) installment sale or open transaction disposition made on or prior to the Closing Date; or (vi) prepaid amount received on or prior to the Closing Date, other than amounts reflected on the Financial Statements and amounts accrued in the Ordinary Course since then;

(n)since the Look-Back Date, no Group Company has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that purported or intended to be governed in whole or in part by Section 355 of the Code;

(o)none of the Group Companies have had a permanent establishment (within the meaning of an applicable Tax treaty or convention between the United States and such foreign country), or otherwise been subject to taxation in any country other than the country of such Group Company’s formation;

(p)the unpaid Taxes of the Group Companies did not, as of June 30, 2022, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Interim Balance Sheet (rather than in any notes thereto).  Since the Look-Back Date, the Group Companies have not incurred any liability for Taxes outside the ordinary course of business or otherwise inconsistent with past custom and practice.

(q)the Companies each (i) have been a validly electing “S corporation” (an “S corporation”) within the meaning of Section 1361(a) of the Code (and under any analogous state or local Tax Law) at all times since formation; (ii) are treated as an association taxable as a corporation for United States federal income Tax purposes pursuant to Treasury Regulations Section 301.7701-3(c)(1)(v)(C); and (iii) will be an S corporation immediately prior to the Effective Time;

(r)at all times since formation, the Companies each (i) have no potential liability for any Tax under Section 1374 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) as a result of the Mergers and (ii) have not,  in the last five (5) years, acquired assets from another corporation in a transaction in which its Tax basis for the acquired assets were determined, in whole or in part, by reference to the Tax basis of the acquired assets (or any other property) in the hands of the transferor;

(s)the U.S. federal tax classification of each Subsidiary is listed on Section 3.14(s) of the Company Disclosure Schedules; and

(t)no Group Company has taken, or agreed to take, any action, or to the Knowledge of the Companies is aware of any fact or circumstance, that could reasonably be expected to prevent the Mergers, taken together, from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

Section 3.15Environmental Matters.

(a)Each Group Company is and since the Look-Back Date been in compliance in all material respects with all applicable Environmental Laws, which compliance has included obtaining and complying in all material respects with all material Environmental Permits required for the occupation of its facilities and the operation of its business.

(b)No Group Company has (i) treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, manufactured, distributed, exposed any Person to, or released any Hazardous Substance, or (ii) owned or operated any facility or property which is or has been contaminated by any Hazardous Substance by any Group Company, in each case so as to give rise to material liability of the Group Companies pursuant to any Environmental Laws.

(c)None of the Group Companies has assumed, undertaken, provided an indemnity with respect to, or otherwise become subject to, any material obligation or material liability of any other Person relating to any Hazardous Substance and/or arising under Environmental Laws.

(d)Since the Look-Back Date, no Group Company has received notice from any Governmental Entity or any Person that such Group Company is subject to any material pending Action, Order or actual or alleged liability (i) based upon any Environmental Law, including arising out of any act or omission of any Group Company or any of their respective employees, agents or Representatives, or (ii) relating to any Release of Hazardous Substance, including claims arising out of the ownership, use, control or operation by any Group Company of any facility, site, area or property from which there was a Release of any Hazardous Substance.

Section 3.16Licenses and Permits.

(a)The Group Companies own, hold or possess all Licenses, permits, approvals, authorizations, consents and registrations that are necessary to entitle them to own or lease, operate and use their assets or properties and to carry on and conduct the business of the Group Companies as currently conducted. Section 3.16 of the Company Disclosure Schedules sets forth a true, complete and correct list of all such Licenses that are required or material to the operation of the Group Companies’ business, including any and all certificates of authority to transact insurance.  The Group Companies are in compliance with all of the terms and requirements of each License listed in Section 3.16 of the Company Disclosure Schedules. Since the Look-Back Date, the Group Companies have not at any time received any written notice from any Governmental Entity regarding any actual or proposed revocation, suspension or termination of, or modification (other than any expansion of authority) to, any License, in each case other than any such item that has been cured or otherwise resolved to the satisfaction of such Governmental Entity or that is no longer being pursued by such Governmental Entity following a response by the Group Companies.  All Licenses are valid and in full force and effect as of the date hereof, and all fees and charges due and owing with respect to such Licenses as of the date hereof have been paid in full.

(b)Since the Look-Back Date, the Group Companies have not at any time received any written or oral communication from any Governmental Entity regarding any actual or alleged material violation of, or material failure on the part of the Group Companies to comply with, any Law relating to their Licenses or conduct of the Group Companies’ business (or that the Group Companies or, to the Knowledge of the Companies, a Producer as it relates to the Group Companies is under investigation by any Governmental Entity for any alleged violation of or noncompliance with any Laws relating to their respective Licenses or conduct of their respective businesses).

(c)Section 3.16 of the Company Disclosure Schedules sets forth a true, correct and complete list of all of the Group Companies’ material customer referral agreements in place prior to the date hereof. To the Knowledge of the Companies, all such Producers hold all necessary Licenses for the businesses contemplated in such referral agreements.

Section 3.17Company Benefit Plans.

(a)Section 3.17(a) of the Company Disclosure Schedules contains a true, correct and complete list of each material Company Benefit Plan.  With respect to each

Company Benefit Plan, the Companies have provided Parent true, correct and complete copies of the following documents, to the extent applicable: (i) the current plan document and any related trust documents, and amendments thereto; (ii) the three most recent annual returns (Forms 5500 and schedules thereto) and the most recent actuarial report, if any; (iii) the most recent IRS determination, opinion or advisory letter; (iv) the most recent summary plan description and any material modifications thereto; (v) any related insurance contracts or funding arrangements; and (vi) all material non-routine correspondence with any Governmental Entity relating to a Company Benefit Plan dated  since the Look-Back Date.  No Group Company has any plan or commitment to adopt or enter into any additional Company Benefit Plan or to amend or terminate any existing Company Benefit Plan.  No Group Company has sponsored, maintained, contributed to, or has been required to sponsor, maintain, participate in or contribute to, any employee benefit plan, program, or other arrangement providing compensation or benefits to any employee, officer, director or independent contractor (current or former) of the Group Companies (or any dependent thereof) which is subject to the Laws of any jurisdiction outside of the United States.

(b)Except as set forth on Section 3.17(b) of the Company Disclosure Schedules:

(i)

No Company Benefit Plan is, and no Group Company (including any ERISA Affiliate thereof) contributes to, or is required to contribute to or has any liability with respect to a “multiemployer plan” (as defined in Sections 3(37) or 4001(a)(3) of ERISA), a “multiple employer plan” described in Section 413(c) of the Code, or a “multiple employer welfare arrangement” (as defined in Section 3(40) of ERISA), and no Group Company has any current or contingent obligation or liability in connection with any such “multiemployer plan” or “multiple employer plan,” including by reason of at any time being considered a single employer under Section 414 of the Code with any other Person;

(ii)

No Company Benefit Plan is, and no Group Company (including any ERISA Affiliate thereof) contributes to, is required to contribute to or has any actual or contingent liability or obligations under or with respect to a plan that is or was subject to Section 302 or Title IV of ERISA or Section 412 of the Code;

(iii)

Each Company Benefit Plan and related trust has been established, funded, maintained, operated and administered in all material respects in accordance with its terms and in compliance with all applicable Laws (including ERISA and the Code), and all contributions, premiums, reimbursements, distributions or payments required to be made with respect to any Company Benefit Plan for all periods ending prior to or as of the date hereof have been timely made, or, to the extent not yet due, have been made, paid, or properly accrued to the extent required under GAAP;

(iv)	No liability, claim, Action, audit, investigation or litigation is pending or, to the Knowledge of the Companies, threatened with respect to any

Company Benefit Plan (other than routine claims for benefits payable in the Ordinary Course and appeals of denial of such claims);
(v)

Each Company Benefit Plan that is intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter from the U.S. Internal Revenue Service (the “IRS”), or may rely upon a favorable opinion letter from the IRS for a master or prototype plan, and, to the Knowledge of the Companies, no event has occurred and no condition exists which would reasonably be expected to adversely affect the qualification of such Company Benefit Plan;

(vi)

No Group Company has incurred nor have any events occurred that would reasonably be expected to result in the imposition of any penalty or Tax under Sections 4980D, 4980H, 6721 or 6722 of the Code with respect to any Company Benefit Plan or any failure by the Companies to comply with all applicable requirements under the Patient Protection and Affordable Care Act, and no Company Benefit Plan provides for post-employment or post-termination medical, health, or life insurance or any other welfare-type benefits to any current or former employee, officer or director of any Group Company, except as required by COBRA for which the covered person pays the cost of coverage as required under COBRA or as otherwise mandated by applicable Law;

(vii)

No Group Company has filed an application under the IRS Employee Plans Compliance Resolution System or the Department of Labor’s Voluntary Fiduciary Correction Program with respect to any Company Benefit Plan since the Look-Back Date with respect to which current or contingent liability to a Group Company remains.

(c)Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event) could result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code.

(d)Except as set forth on Section 3.17(d) of the Company Disclosure Schedules, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone or in conjunction with any other event), other than any arrangement or agreement entered into with Parent in connection with this Agreement, will, directly or indirectly, (A) result in any payment (whether in cash, property or the vesting of property), benefit or other right becoming due to any employee, officer, director or independent contractor (current or former) of the Group Companies, (B) increase any compensation or benefits otherwise payable under any Company Benefit Plan or otherwise, (C) result in the acceleration of the time of payment, funding or vesting of any such compensation, benefits, or other rights under any such Company Benefit Plan or otherwise, or (D) result in an obligation to fund or otherwise set aside assets to secure to any extent any of the obligations under any Company Benefit Plan.

(e)No Group Company has an obligation to gross-up or reimburse any individual for any Tax or related interest or penalties incurred by such individual, including under Sections 409A or 4999 of the Code or otherwise.

(f)Each Company Benefit Plan that constitutes in any part a “nonqualified deferred compensation plan” subject to Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable IRS guidance thereunder.

(g)To the Knowledge of the Companies, there has not been any “prohibited transaction” (as such term is defined in Section 406 of ERISA or Section 4975 of the Code, other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Company Benefit Plan.

(h)Neither of the Companies nor, to the Knowledge of the Companies, any other “fiduciary” (as defined in Section 3(21) of ERISA) has any material liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Company Benefit Plan.

Section 3.18Labor Relationships.

(a)None of the Group Companies’ employees are represented by a union, works council, or other labor organization or employee representative body, nor are any of the Group Companies party to or bound by any collective bargaining agreement, works council agreement or other Contract or bargaining relationship with any union, works council, or other labor organization or employee representative body.  To the Knowledge of the Companies, there are no, and since the Look-Back Date have been no, pending or threatened union organizing or decertification activities relating to employees of any of the Group Companies.

(b)There are no, and  since the Look-Back Date, there have not been any pending, or to the Knowledge of the Companies, threatened, walk outs, strikes, handbilling, picketing, lockouts, work stoppages, unfair labor practice charges, material grievances, labor arbitrations, or other material labor disputes against or affecting any Group Company.

(c)Each Group Company is, and since the Look-Back Date has been, in compliance in all material respects with all applicable Laws related to labor, employment, and employment practices including those related to terms and conditions of employment, wages, hours, worker classification (including the classification of independent contractors and exempt and non-exempt employees), health and safety, immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), employment harassment, discrimination or retaliation, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs (including the WARN Act), employee trainings and notices, workers’ compensation, labor relations, employee leave issues, COVID-19, affirmative action, unemployment insurance, and collective bargaining.

(d)Except as would not result in material liability for the Group Companies,  since the Look-Back Date (i) the Group Companies have paid all wages, salaries, wage premiums, commissions, bonuses, fees or other compensation which has or have come due and payable to its current and former employees and independent contractors under applicable Law, Contract or policy, and (ii) each individual who has provided services to the Group Companies  since the Look-Back Date and who is or was classified and treated as an independent contractor is and has been properly classified and treated as such for all applicable purposes.

(e)To the Knowledge of the Companies, no Person is in any respect in violation of any material term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, restrictive covenant or other obligation: (i) to the Group Companies or (ii) with respect to any Person who is a current employee or independent contractor of the Group Companies, to any third party with respect to such Person’s right to be employed or engaged by the Group Companies or to the knowledge or use of trade secrets or proprietary information.

(f)To the Knowledge of the Companies, no executive, officer or key employee of the Group Companies intends to terminate his or her employment prior to or within the twelve (12) month period following the Closing.

(g)Except as would not result in material liability for the Group Companies, no Group Company is party to a settlement agreement with a current or former director, officer, employee or independent contractor of such Group Company that involves allegations relating to sexual harassment, sexual misconduct, discrimination or retaliation by either (i) a director or an officer of the Group Company or (ii) an employee of the Group Company at the level of Vice President or above.  To the Knowledge of the Companies,  since the Look-Back Date, no allegations of sexual harassment, sexual misconduct, discrimination or retaliation have been made against (i) a director or an officer of any Group Company or (ii) an employee of a Group Company at the level of Vice President or above.

(h)None of the Group Companies have engaged in any “mass layoff” or “plant closing” (in each case, as defined in the WARN Act) since the Look-Back Date that would violate or in any way implicate the WARN Act.  The Group Companies are, and since the Look-Back Date, the Companies have been, in compliance in all material respects with the WARN Act.  The Group Companies, taken as a whole, employ or otherwise engage the Persons sufficient to operate the business of the Group Companies as currently conducted.

Section 3.19International Trade & Anti-Corruption Matters.

(a)None of the Group Companies, nor any of their respective officers, directors, or employees, nor to the Knowledge of the Companies, any agent or other third party representative acting on behalf of the Group Companies: (x) is currently, or has  since the Look-Back Date: (i) a Sanctioned Person, (ii) organized, resident or located in a Sanctioned Country, (iii) engaging in any dealings or transactions with any Sanctioned Person or in any Sanctioned Country, to the extent such activities violate applicable Sanctions Laws or Ex-Im Laws, or (iv) otherwise in violation, in any material respect, of applicable Sanctions Laws, Ex-Im Laws, or the anti-boycott Laws administered by the U.S.

Department of Commerce and the U.S. Department of Treasury’s Internal Revenue Service (collectively, “Trade Control Laws”); or (y) has at any time (i) made or accepted any unlawful payment or given, offered, promised, or authorized or agreed to give, any money or thing of value, directly or indirectly, to any Government Official or other Person in violation of any applicable Anti-Corruption Laws, or (ii) otherwise violated applicable Anti-Corruption Laws.  The Group Companies have maintained complete and accurate books and records, including records of payments to any agents, consultants, representatives, third parties and Government Officials.

(b)Since the Look-Back Date, none of the Group Companies have, in connection with or relating to the business of the Group Companies, received from any Governmental Entity or any other Person any notice, inquiry, or internal or external allegation, made any voluntary or involuntary disclosure to a Governmental Entity, or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing related to Trade Control Laws or Anti-Corruption Laws.

(c)None of the Group Companies has imported merchandise into the United States that has been or is covered by an anti-dumping duty order or countervailing duty order or is subject to or otherwise covered by any pending anti-dumping or countervailing duty investigation by agencies of the United States government.

Section 3.20Certain Fees.  No Parent Party or Group Company shall be obligated to pay or bear any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Group Companies or any of their respective Affiliates.

Section 3.21Insurance Policies.  Section 3.21 of the Company Disclosure Schedules contains a true, correct and complete list of all insurance policies carried by the Group Companies. All insurance policies carried by or for the benefit of the Group Companies provide coverage reasonably sufficient for a business of the size and type operated by the Group Companies.  All such insurance policies are in full force and effect, all premiums with respect thereto covering all periods up to the Closing on the Closing Date will have been paid, shall otherwise be maintained by the applicable Group Company in full force and effect as they apply to any matter, action or event relating to the Group Companies occurring through the Closing Date, and no notice of cancellation, termination, reduction in coverage or disallowance of any claim has been received by any Group Company with respect to any such policy.  There are no pending claims by any Group Company against any insurance carrier under any such insurance policy for which coverage has been denied or disputed by the applicable insurance carrier (other than a customary reservation of rights notice). The Company has made available to Parent true, correct and complete copies of all such policies.

Section 3.22Affiliate Transactions.  Except for employment relationships and compensation, benefits, travel advances and employee loans in the Ordinary Course as disclosed on Section 3.22(i) of the Company Disclosure Schedules, there are, and  since the Look-Back Date there have been, no transactions or Contracts between any Group Company, on the one hand, and any (i) member, manager, director, officer, employee or Affiliate of any of the foregoing persons on the other (except any transactions or Contracts that are not material to the applicable Group Company), (ii) holder of any ownership interests of any Group Company or (iii) member of any of the respective immediate families of any of the foregoing.  Section 3.22(ii) of the Company Disclosure Schedules sets forth all Contracts between either of the Companies or any of the Company Subsidiaries, on the one hand, and any member, manager, director, officer, or employee of either of the Companies or any Person directly or indirectly owning 5% or more of the LMA Interests or Abacus Interests or any of their respective Affiliates, on the other hand. Except as set forth on Section 3.22(iii) of the Company Disclosure Schedules, none of the Group Companies or their respective Affiliates, members, managers, directors, officers or employees possesses, directly or indirectly, any material financial interest in, or is a director, officer or employee of, any Person which is a Material Customer, Material Supplier or material competitor of any Group Company.

Section 3.23Information Supplied.  None of the information supplied or to be supplied by the Companies for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed or at the time of the Parent Common Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by the Companies or that are included in the Proxy Statement).  Notwithstanding the foregoing, the Companies make no representation, warranty or covenant with respect to (a) statements made or incorporated by reference therein based on information supplied by the Parent Parties for inclusion or incorporation by reference in the Proxy Statement or any Parent Reports, or (b) any projections or forecasts included in the Proxy Statement.

Section 3.24Customers, and Suppliers.  Section 3.24 of the Company Disclosure Schedules sets forth a list of the Group Companies’ (a) top fifteen (15) customers, based on amounts paid for goods or services for the fiscal year ending December 31, 2021, and for the trailing six (6) month period ending June 30, 2022, showing the approximate total sales by the Group Companies to each such material customer (each such customer, a “Material Customer”) and (b) (i) the top fifteen (15) suppliers and vendors of goods and services to the Group Companies based on amounts paid for goods or services for the fiscal year ending December 31, 2021, and for the trailing six (6) month period ending June 30, 2022, and the approximate total purchases by the Group Companies from each such material supplier, during each such period and (ii) any sole source supplier of any good or services of the Group Companies, other than any sole source supplier providing goods or services for which the Group Companies can readily obtain a replacement supplier without a material increase in the cost of supply (each such supplier listed in the foregoing (i)-(ii), a “Material Supplier”).  No such Material Customer or Material Supplier listed on Section 3.24 of the Company Disclosure Schedules has (1) terminated or threatened to terminate its relationship with any of the Group Companies, (2) as of the date hereof, materially reduced its business with any of the Group Companies or adversely modified its relationship with any of the Group Companies, (3) as of the date hereof, notified any of the Group Companies of its intention to take any such action and, to the Knowledge of the Companies, no such Material Customer or Material Supplier is contemplating such action, or (4) to the Knowledge of the Companies, has become insolvent or is subject to bankruptcy proceedings.

Section 3.25Compliance with Laws. Each Group Company is, and has been since the Look-Back Date, in compliance in all material respects with all Laws, Orders and, during the period of their application, COVID-19 Measures, which are, in each case, applicable to their respective businesses, operations, assets and properties.  The Company has not received any notice of, or been charged with, any material violation of any such Laws, Orders or COVID-19 Measures.

Section 3.26Sufficiency of Assets.  The Group Companies have good and marketable title to, or, in the case of leased properties and assets, valid leasehold interests in, all of the material items of tangible personal property used or held for use in the business of the Group Companies, free and clear of any and all Liens (other than Permitted Liens).  The tangible assets owned or leased by the Group Companies constitute all of the tangible assets reasonably necessary for the continued conduct of the business of the Group Companies after the Closing in the Ordinary Course.

Section 3.27Investment Company Act.Each Group Company is not, and immediately following the Closing will not be, an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company,” in each case within the meaning of the Investment Company Act.

Section 3.28No Regulatory Impediments.  There are no facts or circumstances related to the identity, financial condition, jurisdiction of domicile or regulatory status of any Group Company or any of their respective Affiliates that, to the Knowledge of the Companies, would reasonably be expected to materially impair or delay the ability to obtain the consents, approvals, authorizations and waivers that are the subject of Section 6.1(f) or to execute or perform its or the Group Companies’ obligations under this Agreement or the Ancillary Agreements, including the consummation of the Transactions.  As of the date of this Agreement, neither of the Companies nor any of their Affiliates has received written notification or, to the Knowledge of the Companies, oral notice or communication from any Governmental Entity that such Governmental Entity would oppose the Transactions or refuse to grant or issue its consent or approval, if required, with respect to the Transactions.

Section 3.29No Additional Representations or Warranties. Except as expressly provided in this Article III (as modified by the Company Disclosure Schedules) or the Ancillary Agreements to which it is a party, neither of the Companies, nor any of their respective directors, managers, officers, employees, equityholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever (whether express or implied) to the Parent Parties and no such party shall be liable in respect of the accuracy or completeness of any information provided to the Parent Parties.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PARENT PARTIES

Except as set forth in (i) the disclosure schedules delivered by Parent to the Companies concurrently with the execution of this Agreement (the “Parent Disclosure Schedules”) or (ii) any Parent Reports (excluding any disclosures in any “risk factors” section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimers and other disclosures that are generally cautionary, predictive or forward-looking in nature), and subject to the terms, conditions and limitations set forth in this Agreement, the Parent Parties hereby jointly and severally represent and warrant to the Companies, as of the date of this Agreement and the Closing Date, as follows, in each case, excluding any action taken or declined to be taken by an officer of either LMA Merger Sub or Abacus Merger Sub:

Section 4.1Organization.  Each of the Parent Parties is a corporation or limited liability company duly incorporated or organized, validly existing and in good standing under the Laws of the State of Delaware.  Each of the Parent Parties has all requisite corporate or limited liability company power and authority, as applicable, to own, lease and operate its properties and to carry on in all material respects its business as now being conducted, except where the failure to have such power or authority would not prevent or materially delay the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements to which such Parent Party is a party.  Each of the Parent Parties is duly qualified, licensed or registered as a foreign entity to transact business, and is in good standing, under the Laws of each jurisdiction where the character of its properties or assets owned, leased or operated by it, its activities, or the location of the properties or assets owned, leased or operated by it requires such qualification, licensing or registration, except where the failure of such qualification, licensing or registration would not reasonably be expected to have a Material Adverse Effect.  Except for LMA Merger Sub and Abacus Merger Sub, Parent has no Subsidiaries.  Except as set forth in the preceding sentence, none of Parent, LMA Merger Sub or Abacus Merger Sub owns, directly or indirectly, any interest or investments (whether equity or debt) in any Person, whether incorporated or unincorporated.  Except as provided hereby, no Parent Party is party to any Contract that obligates any Parent Party to invest money in, loan money to or make any capital contribution to any other Person.

Section 4.2Authorization.  Each of the Parent Parties has the requisite corporate or limited liability company power and authority, as applicable, to execute and deliver this Agreement and the Ancillary Agreements to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, subject in the case of the consummation of the Mergers, to the receipt of the requisite approval of the Transaction Proposals by the Parent Stockholders.  The affirmative vote of the holders of a majority of the shares of Parent Common Stock and Parent Class B Stock, voting together as a single class, that are voted at the Parent Common Stockholders Meeting, is the only vote of the holders of Parent’s capital stock required to approve the Transaction Proposals, assuming a quorum is present (the “Parent Stockholder Approval”).  Parent Stockholder Approval of the Transaction Proposals are the only votes of any class or series of Parent’s capital stock necessary to adopt this Agreement and any Ancillary Agreement and to approve the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate and limited liability company action. This Agreement has been, and the Ancillary Agreements to which any of the Parent Parties are or will be a party as of the Closing Date shall be, duly authorized, executed and delivered by each of the Parent Parties, as applicable, and, assuming the due authorization, execution and delivery by each other party hereto and thereto, constitutes the legal, valid and binding obligations of each of the Parent Parties, as applicable, enforceable against each of the Parent Parties, as applicable, in accordance with their respective terms, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

Section 4.3Capitalization.

(a)Parent is the sole record and beneficial owner of all of the ownership interests of each of LMA Merger Sub and Abacus Merger Sub, free and clear of all Liens.  All of the issued and outstanding ownership interests of the Parent Parties have been duly authorized and validly issued, and are fully paid and non-assessable.  No Person other than Parent has any rights with respect to the ownership interests of each of LMA Merger Sub and Abacus Merger Sub, and no such rights arise by virtue of or in connection with the transactions contemplated by this Agreement.

(b)The authorized capital stock of Parent consists only of 221,000,000 shares of capital stock, consisting of (i) 200,000,000 shares of Parent Common Stock, (ii) 20,000,000 shares of Parent Class B Stock and (iii) 1,000,000 shares of preferred stock.  As of the date hereof, the issued and outstanding capital stock of Parent consists of 18,343,972 shares of capital stock, consisting of (A) 9,718,972 shares of Parent Common Stock, (B) 8,625,000 shares of Parent Class B Stock and (C) no shares of preferred stock.  In addition, as of the date hereof, (1) 17,250,000 shares of Parent Common Stock are issuable upon the exercise of the Parent Public Warrants, (2) 8,900,000 shares of Parent Common Stock are issuable upon the exercise of the Parent Private Warrants and (3) up to 2,500,000 shares of Parent Common Stock are issuable pursuant to the Forward Purchase Agreement. All of the shares of Parent Common Stock issuable pursuant to this Agreement at the Effective Time will be, when so issued, (x) duly authorized, validly issued, fully paid and nonassessable and free of preemptive rights, (y) issued pursuant to an effective registration statement filed under the Securities Act, or an appropriate exemption therefrom, and in accordance therewith, and (z) registered under the Exchange Act.  Except pursuant to this Agreement or the other documents contemplated hereby, and other than in connection with the Forward Purchase Agreement, any Subscription Agreements that may be entered into in connection with the Transactions, the Parent Public Warrants, the Parent Private Warrants and any Working Capital Warrants issued upon conversion of the Working Capital Loans, (a) there are no stock appreciation, phantom stock, stock-based performance unit, profit participation, restricted stock, restricted stock unit, other equity based compensation award or similar rights with respect to Parent and no options, warrants, rights, convertible or exchangeable securities, “phantom” rights, appreciation rights, performance units, commitments or other agreements relating to the Parent Common Stock, Parent Class B Stock or Parent preferred stock, or obligating Parent to issue, deliver or sell, or cause to be issued, delivered or sold any shares of Parent Common Stock, Parent Class B Stock, Parent preferred stock or any other interest in Parent, including any security convertible or exercisable into Parent Common Stock, Parent Class B Stock or Parent preferred stock and (b) there are no Contracts to which Parent is a party which require Parent to repurchase, redeem or otherwise acquire any shares of Parent Common Stock, Parent Class B Stock, Parent preferred stock or any other interest in Parent.  Each share of Parent Common Stock that has been sold has been sold pursuant to an effective registration statement filed under the Securities Act, or an appropriate exemption therefrom, and in accordance therewith.  All shares of Parent Common Stock are registered under the Exchange Act. None of the issued and outstanding shares of Parent Common Stock, Parent Class B Stock, Parent Public Warrants, or Parent Private Warrants were issued in violation of any preemptive rights, Laws or Orders. Except as set forth on Section 4.3(b) of the Parent

Disclosure Schedules, there are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of any shares of Parent Common Stock or any other interests in Parent.

(c)Each holder of any of the shares of Parent Class B Stock initially issued to ERES Sponsor in connection with Parent’s initial public offering (i) is obligated to vote all such shares of Parent Class B Stock in favor of approving the transactions contemplated hereby, and (ii) is not entitled to redeem any of such shares of Parent Class B Stock pursuant to the Organizational Documents of Parent in the Offer.

Section 4.4Consents and Approvals; No Violations.  Subject to the receipt of the Parent Stockholder Approval of the Transaction Proposals, the filing of the Certificates of Merger, the filing of any Parent Report, the filing of the Proxy Statement and the applicable requirements of the HSR Act, and assuming the truth and accuracy of each Company’s representations and warranties contained in Section 3.5 and the representations and warranties of each Company contained in any Ancillary Agreement, neither the execution and delivery of this Agreement or any Ancillary Agreement nor the consummation of the Transactions will (a) conflict with or result in any material breach of any provision of the Organizational Documents of any Parent Party, (b) require any filing with, or the obtaining of any material consent or approval of, any Governmental Entity, (c) result in a material violation of or material default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, mortgage, other evidence of indebtedness, guarantee, license, agreement, lease or other contract, instrument or obligation to which any Parent Party is a party or by which any Parent Party or any of their respective assets may be bound, (d) result in the creation of any Lien upon any of the properties or assets of any Parent Party (other than Permitted Liens) or (e) violate in any material respect any Law or Order applicable to any Parent Party, except for violations or defaults which would not reasonably be expected to be material to the Parent Parties, taken as a whole.

Section 4.5Financial Statements.

(a)The financial statements and notes contained or incorporated by reference in the Parent Reports fairly present, in all material respects, (a) the financial condition of Parent as at the respective dates of, and for the periods referred to in, such financial statements, in accordance with GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of the unaudited financial statements, as permitted by Regulation S-X of the SEC), and (b) the consolidated financial position, results of operations, income and cash flows of Parent as at the respective dates of, and for the periods referred to in, such financial statements (subject, in the case of the unaudited financial statements, to normal year-end adjustments that are not material in amount or kind and the absence of footnotes), except as otherwise noted therein.  Parent has no material off-balance sheet arrangements that are not disclosed in the Parent Reports.

(b)Except as not required in reliance on exemptions from various reporting requirements by virtue of Parent’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, since December 31, 2020, (i)

Parent has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of Parent’s financial reporting and the preparation of Parent’s financial statements for external purposes in accordance with GAAP and (ii) Parent has established and maintained disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act) designed to ensure that material information relating to Parent is made known to Parent’s principal executive officer and principal financial officer by others within Parent, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared.

Section 4.6Business Activities; No Undisclosed Liabilities.

(a)Since their respective dates of incorporation, none of Parent, LMA Merger Sub or Abacus Merger Sub has conducted any business activities other than activities: (i) related to Parent’s initial public offering, (ii) directed towards the accomplishment of a Business Combination and (iii) related to the execution of this Agreement and the other Ancillary Agreements to which it is a party, the performance of its obligations hereunder and thereunder and matters ancillary thereto. Other than under this Agreement or the Ancillary Agreements or pursuant to the performance of its obligations thereunder, none of Parent, LMA Merger Sub or Abacus Merger Sub has any liabilities.

(b)Except as set forth in the balance sheet of Parent included in Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for the 12-months ended December 31, 2021, no Parent Party has any liabilities or obligations of the type required to be disclosed in a consolidated balance sheet of the Parent Parties in accordance with GAAP, except for liabilities and obligations (a) incurred since December 31, 2021 in the Ordinary Course, (b) incurred since December 31, 2021 pursuant to or in connection with this Agreement or the transactions contemplated hereby, (c) disclosed in any Parent filings with the SEC, (d) disclosed in this Agreement (or the Parent Disclosure Schedules) or (e) which would not reasonably be expected to be material to such Parent Party.

Section 4.7Absence of Certain Changes.  Except set forth in any Parent Reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since Parent’s incorporation:

(a)Parent has conducted its business in all material respects in the Ordinary Course;

(b)there has been no Material Adverse Effect on any Parent Party; and

(c)Parent has not taken any action or omitted to take an action, which, if taken or omitted to be taken after the date of this Agreement, would require the consent of each Company in accordance with Section 5.2.

Section 4.8Litigation.

(a)Except as set forth on Section 4.8 of the Parent Disclosure Schedules, there are no material Actions or Orders (including those brought or threatened by or before any Governmental Entity) pending or, to the knowledge of Parent, threatened against or otherwise relating to any Parent Party or any of their respective properties at Law or in equity, including Actions or Orders that challenge or seek to enjoin, alter or materially delay the transactions contemplated by this Agreement or any Ancillary Agreement, but excluding, in each case, Actions or Orders that would not reasonably be expected to be material to the Parent Parties, taken as a whole.

(b)Parent has not filed any material suit, litigation, arbitration, claim or action against any other Person since its formation.

Section 4.9Parent Material Contracts.

(a)Section 4.9(a) of the Parent Disclosure Schedules sets forth a true, correct and complete list of the Parent Material Contracts.

(b)The Parent Material Contracts (except those that are canceled, rescinded or terminated after the date hereof in accordance with their terms) are in full force and effect in all material respects in accordance with their respective terms with respect to Parent and, to the knowledge of Parent, the other party thereto, assuming the due authorization, execution and delivery by such other party thereto, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.  To the knowledge of Parent, there does not exist under any Parent Material Contract any event of material default or event or condition that constitutes a material violation, breach or event of default thereunder on the part of Parent, in each case that would reasonably be expected to have a Material Adverse Effect.

Section 4.10Tax Returns; Taxes.  Except as otherwise disclosed on Section 4.10 of the Parent Disclosure Schedules:

(a)all income and other material Tax Returns of Parent required to have been filed with any Governmental Entity in accordance with any applicable Law have been duly and timely filed (taking into account extensions of time for filing) and are correct and complete in all material respects;

(b)all income and other material Taxes due and owing by Parent have been paid in full, except for Taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP;

(c)there are not currently any extensions of time in effect with respect to the dates on which any Tax Return of Parent were or are due to be filed;

(d)no claims for additional unpaid Taxes have been asserted in writing  since the Look-Back Date and no proposals or deficiencies for any Taxes of Parent are currently being asserted, proposed or, to the knowledge of Parent, threatened, and no audit or investigation of any Tax Return of Parent is currently underway, pending or, to the knowledge of Parent, threatened;

(e)Parent has withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid to any employee, independent contractor, creditor, stockholder or other third party;

(f)there are no outstanding waivers or agreements by or on behalf of Parent for the extension of time for the assessment of any Taxes or any deficiency thereof and Parent has not waived any statute of limitations in respect of Taxes;

(g)there are no Liens for Taxes against any asset of Parent (other than Permitted Liens);

(h)Parent is not a party to any Tax indemnification or Tax receivable, allocation, sharing or similar agreement under which Parent will have any liability for Taxes after the Closing (excluding customary commercial agreements the primary subject of which is not Taxes);

(i)Parent has not been a member of an affiliated group filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which was Parent) and does not have any material liability for the Taxes of any Person (other than any subsidiary of any group the common parent of which was Parent) under Treasury Regulations Section 1.1502-6 (or any corresponding or similar provision of state, local or foreign income Tax Law), as a transferee or successor, or by contract (excluding customary commercial agreements the primary subject of which is not Taxes);

(j)Parent is not and has not been a party to any “listed transaction,” as defined in Treasury Regulations Section 1.6011-4(b)(2);

(k)no written claim has ever been made by an Governmental Entity in a jurisdiction where Parent does not file Tax Returns that Parent may be subject to taxation by that jurisdiction and which claim has not been resolved;

(l)Parent is, and has been at all times since formation, treated as a corporation for United States federal income Tax purposes;

(m)Parent will not be required to include any material item of income in, or exclude any material deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) adjustments under Section 481 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law); (ii) change in method of accounting, or use of an improper method of accounting, for a taxable period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date; (iv) intercompany transactions as described in Treasury Regulations Section 1.1502-13 (or any corresponding or similar provision of state, local or foreign income Tax Law)

or excess loss account described in Treasury Regulations Section 1.1502-19 (or any corresponding or similar provision of state, local or foreign income Tax Law), in each case, entered into or created on or prior to the Closing Date; (v) installment sale or open transaction disposition made on or prior to the Closing Date; or (vi) prepaid amount received on or prior to the Closing Date, other than amounts reflected on the financial statements of Parent and amounts accrued in the Ordinary Course since then;

(n)Since the Look-Back Date, Parent has not distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that purported or intended to be governed in whole or in part by Section 355 of the Code;

(o)Parent has not had a permanent establishment (within the meaning of an applicable Tax treaty or convention between the United States and such foreign country), or otherwise been subject to taxation in any country other than the country of its formation; and

(p)Parent has not taken, or agreed to take, any action, or has knowledge of any fact or circumstance, that could reasonably be expected to prevent the Mergers, taken together, from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

Section 4.11Compliance with Laws.  Each Parent Party is in compliance in all material respects with all Laws which are applicable to their respective businesses, operations, assets and properties, except for noncompliance which would not reasonably be expected to have a Material Adverse Effect.  No Parent Party has received any written notice of, or been charged with, a material violation of any such Laws.

Section 4.12Certain Fees.  Except as set forth on Section 4.12 of the Parent Disclosure Schedules, none of the Group Companies or the LMA Members or the Abacus Members shall be directly or indirectly obligated to pay or bear (e.g., by virtue of any payment by or obligation of any of the Parent Parties or any of their respective Affiliates at or at any time after the Closing) any brokerage, finder’s or other fee or commission to any broker, finder or investment banker in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the Parent Parties or any of their respective Affiliates.

Section 4.13SEC Filings; NASDAQ; Investment Company Act.

(a)Parent has filed with or furnished, as applicable, all forms, statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act or the Securities Act since July 23, 2020.

(b)As of its filing date (and as of the date of any amendment), each Parent Report complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be.

(c)As of their respective filing dates (or, if amended or superseded by a filing prior to the date hereof or the Closing Date, then on the date of such filing), except as may have been revised, corrected or superseded by any subsequent filing prior to the date hereof, the Parent Reports were prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and none of the Parent Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)Except as may have been corrected by any subsequent filing prior to the date hereof, each Parent Report that is a registration statement, as amended or supplemented, if applicable, filed pursuant to the Securities Act, as of the date such registration statement or amendment became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(e)The issued and outstanding shares of Parent Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NASDAQ under the symbol “ERES.” The Parent Public Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NASDAQ under the symbol “ERESW.” The Parent units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on NASDAQ under the symbol “ERESU.” Since July 23, 2020, Parent has complied in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ, and there are no actions, suits or proceedings pending or, to the knowledge of Parent, threatened, and Parent has not received any notice from NASDAQ or the SEC regarding the revocation of such listing or otherwise regarding the delisting of the Parent Common Stock.

(f)Parent maintains disclosure controls and procedures (as defined by Rule 13a-15(e) under the Exchange Act).  Such disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Parent in the reports and documents that it files under the Exchange Act is recorded, processed, summarized and reported on a timely basis to the individuals responsible for the preparation of Parent’s filings with the SEC and other public disclosure documents and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.  Parent maintains effective internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act).

(g)Parent is in compliance in all material respects with the provisions of Sarbanes-Oxley Act and the provisions of the Exchange Act and the Securities Act relating thereto, which under the terms of such provisions and applicable SEC guidance (including the dates by which such compliance is required) have become applicable to Parent.

(h)Parent is not, and immediately following the Closing will not be, an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company,” in each case within the meaning of the Investment Company Act.  Parent constitutes an “emerging growth company” within the meaning of the JOBS Act and will remain an “emerging growth company” immediately following the Closing.

Section 4.14Information Supplied.  None of the information supplied or to be supplied by any Parent Party for inclusion or incorporation by reference in the Proxy Statement will, at the date the Proxy Statement is first mailed or at the time of the Parent Common Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading (subject to the qualifications and limitations set forth in the materials provided by Parent or that are included in the Proxy Statement).  Notwithstanding the foregoing, no Parent Party makes any representation, warranty or covenant with respect to (a) statements made or incorporated by reference therein based on information supplied by, or on behalf of, the Group Companies for inclusion or incorporation by reference in the Proxy Statement, or (b) any projections or forecasts included in the Proxy Statement.

Section 4.15Board Approval; Stockholder Vote.  The board of directors or similar governing body of each Parent Party, as applicable (including any required committee or subgroup of the board of directors or similar governing body of such Parent Party, as applicable) has, as of the date of this Agreement, unanimously (a) approved and declared the advisability of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby, and (b) determined that the consummation of the transactions contemplated hereby and thereby are in the best interests of such Parent Party and the stockholders or members of such Parent Party, as applicable.  Other than the approval of the Transaction Proposals by the Parent Stockholders, no other corporate or limited liability company proceedings on the part of any Parent Party are necessary to approve the consummation of the transactions contemplated hereby.

Section 4.16Trust Account.

(a)As of the date hereof, Parent has $97,939,800.60 (the “Trust Amount”) in the account established by Parent for the benefit of its public stockholders (the “Trust Account”), with such funds held in cash in trust by Continental Stock Transfer & Trust Company (the “Trustee”) pursuant to the Investment Management Trust Agreement, dated as of July 21, 2020, by and between Parent and the Trustee (the “Trust Agreement”).  Other than pursuant to the Trust Agreement, the obligations of Parent under this Agreement are not subject to any conditions, consents, approvals, notices or other requirements regarding Parent’s, its Affiliates’ or any other Person’s ability to obtain financing for the consummation of the transactions contemplated hereby.

(b)The Trust Agreement has been duly approved by the Parent’s Board of Directors, complies with applicable Law, and has not been amended or modified, is valid and in full force and effect and is enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting the enforceability of creditors’ rights generally and subject, as to enforceability, to general equitable principles and the discretion of courts in granting equitable remedies.  There are no separate Contracts, side letters or other understandings (whether written or unwritten, express or implied) (i) between Parent and the Trustee that would cause the description of the Trust Agreement in the Parent Reports to be inaccurate in any material respect, or (ii) to Parent’s knowledge, that would entitle any Person (other than stockholders of Parent holding Parent Common Stock sold in

Parent’s initial public offering who shall have elected to redeem their shares of Parent Common Stock pursuant to Parent’s Organizational Documents and otherwise with respect to deferred underwriting commissions) to any portion of the proceeds in the Trust Account.  Prior to the Closing, none of the funds held in the Trust Account may be released except (A) to pay income and franchise Taxes from any interest income earned in the Trust Account, (B) to pay working capital related costs and (C) to redeem Parent Common Stock in accordance with the provisions of Parent’s Organizational Documents.  There are no Actions pending or, to Parent’s knowledge, threatened with respect to the Trust Account.

Section 4.17Affiliate Transactions.  Except as described in the Parent Reports, there are no material transactions, agreements, arrangements or understandings between any Parent Party, on the one hand, and any director, officer, employee, stockholder, warrant holder or Affiliate of such Parent Party.

Section 4.18Independent Investigation; No Reliance.  The Parent Parties have conducted their own independent investigation, verification, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, technology and prospects of the Group Companies, which investigation, review and analysis was conducted by the Parent Parties and their respective Affiliates and, to the extent the Parent Parties deemed appropriate, by the Representatives of the Parent Parties. Each Parent Party acknowledges that it and its Representatives have been provided access to the personnel, properties, premises and records of the Group Companies for such purpose. In entering into this Agreement, each Parent Party acknowledges that it has relied solely upon the aforementioned investigation, review and analysis and not on any factual representations or opinions of the Companies or any of the Companies’ Representatives (except the specific representations and warranties of the Companies expressly set forth in Article III of this Agreement or in any certificate delivered by either of the Companies pursuant to this Agreement), and each Parent Party acknowledges and agrees, to the fullest extent permitted by Law, that: (a) neither the Companies nor any of their managers, directors, officers, equityholders, members, employees, Affiliates, controlling Persons, agents, advisors or Representatives makes or has made any oral or written representation or warranty, either express or implied, as to the accuracy or completeness of (i) any of the information set forth the due diligence materials, or (ii) the pro-forma financial information, projections or other forward-looking statements of the Group Companies, in each case in expectation or furtherance of the transactions contemplated by this Agreement; and (b) neither the Group Companies nor any of their managers, directors, officers, employees, equityholders, members, Affiliates, controlling Persons, agents, advisors, Representatives or any other Person shall have any liability or responsibility whatsoever to any of the Parent Parties or their respective directors, officers, managers, members, employees, Affiliates, controlling Persons, agents or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information provided or made available, or statements made (including set forth in management summaries relating to the Companies provided to the Parent Parties, in materials furnished in the Companies’ data site (virtual or otherwise), in presentations by either of the Companies’ management or otherwise), to any of the Parent Parties or their respective directors, officers, managers, members, employees, Affiliates, controlling Persons, advisors, agents or Representatives (or any omissions therefrom), unless, in each case, to the extent any such information is also subject to disclosure under this Agreement or the Company Disclosure Schedules.

Section 4.19Employees and Employee Benefits. No Parent Party or any subsidiary has ever employed any employees and the Parent Parties have no unsatisfied material liability with respect to any employee.  The Parent Parties do not currently maintain or have any direct liability under any employee benefit plan.

Section 4.20Valid Issuance. The shares of Parent Common Stock issuable as Stock Consideration, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly authorized and validly issued, fully paid and nonassessable and will be issued free and clear of any Liens (other than such Liens as created by Parent’s Organizational Documents or applicable securities Laws) and any preemptive rights.

Section 4.21No Regulatory Impediments.   There are no facts or circumstances related to the identity, financial condition, jurisdiction of domicile or regulatory status of any Parent Party or any of their respective Affiliates that, to the knowledge of Parent, would reasonably be expected to materially impair or delay the ability to obtain the consents, approvals, authorizations and waivers that are the subject of Section 6.1(f) or to execute or perform its or the other Parent Parties’ obligations under this Agreement or the Ancillary Agreements, including the consummation of the Transactions.  As of the date of this Agreement, neither Parent nor any of its Affiliates has received written notification or, to the knowledge of Parent, oral notice or communication from any Governmental Entity that such Governmental Entity would oppose the Transactions or refuse to grant or issue its consent or approval, if required, with respect to the Transactions.

Section 4.22No Additional Representations or Warranties.  Except as expressly provided in this Article IV (as modified by the Parent Disclosure Schedules), none of the Parent Parties, nor any of their respective directors, managers, officers, employees, equityholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever (whether express or implied) to the Companies or their Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided or made available to the Companies or their Affiliates. Without limiting the foregoing, the Companies acknowledge that their advisors have made their own investigation of the Parent Parties.

ARTICLE V

COVENANTS

Section 5.1Interim Operations of the Companies.  Each of the Companies agrees that, during the period from the date of this Agreement to the earlier of (x) termination of this Agreement in accordance with Section 8.1, and (y) Closing, except as (i) otherwise contemplated by this Agreement or any Ancillary Agreement, (ii) required by applicable Laws (including COVID-19 Measures), (iii) described in Section 5.1 of the Company Disclosure Schedules or (iv) consented to by Parent (which consent shall not be unreasonably withheld, conditioned or delayed by Parent):

(a)each of the Companies shall, and shall cause its Subsidiaries to, conduct its business in the Ordinary Course in all material respects and, to the extent consistent with the foregoing, use its commercially reasonable efforts to (i) preserve intact its present business organization, (ii) keep available the services of its officers and key employees and

(iii) maintain existing relationships with its Material Customers, Material Suppliers and other material business relationships with it; and

(b)each of the Companies shall not, and shall cause each of its Subsidiaries not to, effect any of the following:

(i)make any change in or amendment to its Organizational Documents (other than in accordance with this Agreement, including the Redomestication);

(ii)make any change in or amendment to any of its compliance programs or procedures;

(iii)issue or sell, or authorize to issue or sell, any membership interests, shares of its capital stock or any other ownership interests, as applicable, or issue or sell, or authorize to issue or sell, any securities convertible into or exchangeable for, or options, warrants or rights to purchase or subscribe for, or enter into any Contract with respect to the issuance or sale of, any shares of its membership interests, capital stock or any other ownership interests, as applicable;

(iv)split, combine, redeem or reclassify, or purchase or otherwise acquire, any membership interests, shares of its capital stock or any other ownership interests, as applicable;

(v)sell, lease, license, permit to lapse, transfer, abandon or otherwise dispose of any of its properties or assets (including any Company Owned Intellectual Property) that are material to its business, other than (A) pursuant to Company Material Contracts to which any of the Group Companies are a party that are in effect as of the date of this Agreement, (B) non-exclusive licenses of Company Owned Intellectual Property granted in the Ordinary Course, or (C) sales or other dispositions for fair consideration in the Ordinary Course;

(vi)amend in any adverse respect or terminate any Company Material Contract or Lease;

(vii)(A) incur any Indebtedness in excess of $500,000, other than short-term Indebtedness or letters of credit incurred in the Ordinary Course or borrowings under existing credit facilities, or (B) make any loans or advances to any other Person;

(viii)except as required under the terms of any Company Benefit Plan set forth on Section 3.17(a) of the Company Disclosure Schedules, in each case, in effect as of the date hereof (A) pay, announce, promise or grant, whether orally or in writing, to any employee, officer, director or independent contractor of the Group Companies, any increase in compensation or benefits, except Ordinary Course annual or merit salary increases, (B) adopt or establish any new compensation or benefit plans or arrangements, or amend or terminate, or agree to amend or terminate, any existing Company Benefit Plans (other than amendments to group welfare plans made in the Ordinary Course in conjunction with annual renewals of group welfare benefits), (C) accelerate the time of payment, vesting or funding of any compensation or benefits under any Company Benefit Plan

(including any plan or arrangement that would be a Company Benefit Plan if it was in effect on the date hereof), (D) terminate (other than for cause), furlough or temporarily lay off the employment or service of any employee or independent contractor whose total annual base compensation exceeds $250,000, or (E) hire any or engage employee or independent contractor whose total annual base compensation exceeds $250,000;

(ix)(a) make, change or rescind any material Tax election, (b) settle or compromise any claim, notice, audit report or assessment in respect of any material Taxes, (c) file any amended material Tax Return or claim for a material Tax refund, (d) surrender any right to claim a refund of material Taxes, (e) enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or closing agreement related to any Tax (excluding any agreement entered into the Ordinary Course and not primarily related to Taxes), (f) fail to pay any income or other material Tax that becomes due and owing, other than Taxes being contested in good faith through appropriate proceedings, and for which adequate reserves have been established in accordance with GAAP, (g) request any Tax ruling from a competent authority or, (h) except in the Ordinary Course, consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

(x)cancel or forgive any Indebtedness in excess of $50,000 owed to the Group Companies;

(xi)except as may be required by applicable Law or GAAP, make any material change in the financial or Tax accounting methods, principles or practices of the Group Companies (or change an annual accounting period);

(xii)unless required by applicable Laws, (i) modify, extend, terminate, negotiate, or enter into any collective bargaining agreement, works council agreement or any other Contract with any labor union, works council, or other labor organization, or (ii) recognize or certify any labor union, labor organization, works council, or other labor organization, or group of employees, as the bargaining representative for any employees of the Group Companies;

(xiii)implement or announce any “mass layoffs,” “plant closings,”  reductions in force, or other actions that would reasonably be expected to trigger notice the federal Worker Adjustment and Retraining Notification Act of 1988 or any similar Law (collectively, the “WARN Act”);

(xiv)waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor with base annual compensation in excess of $200,000;

(xv)grant or otherwise create or consent to the creation of any Lien (other than a Permitted Lien) on any of its material assets or Leased Real Properties;

(xvi)declare, set aside or pay any dividend or make any other distribution to equityholders of the Companies; provided, that each of LMA and Abacus may make equity distributions in the amount in excess of their respective cash balances so long as such balances are not less than $1,000,000;

(xvii)make any material change to any of the cash management practices of the Group Companies, including materially deviating from or materially altering any of its practices, policies or procedures in paying accounts payable or collecting accounts receivable;

(xviii)waive, release, assign, settle or compromise any material rights, claims, suits, actions, audits, reviews, hearings, proceedings, investigations or litigation (whether civil, criminal, administrative or investigative) against either Company or any Company Subsidiary other than waivers, releases, assignments, settlements or compromises that do not exceed $250,000 individually or $500,000 in the aggregate;

(xix)make or incur any capital expenditures, except for capital expenditures (A) in the Ordinary Course or (B) in an amount not to exceed $1,000,000 individually or $2,500,000 in the aggregate;

(xx)buy, purchase or otherwise acquire (by merger, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties, interests or businesses, other than (A) inventory and supplies in the Ordinary Course or (B) other assets in an amount not to exceed $100,000 individually or $250,000 in the aggregate;

(xxi)enter into any new line of business;

(xxii)adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization, other than the Mergers and the transactions contemplated hereunder;

(xxiii)fail to use commercially reasonable efforts to maintain existing insurance policies or comparable replacement policies consistent with levels maintained by the Group Companies on the date of this Agreement;

(xxiv)amend or modify any material term of, or terminate (excluding any expiration in accordance with its terms), any License set forth on Section 3.16 of the Company Disclosure Schedules;

(xxv)take any action (other than actions explicitly permitted by this Agreement) that is reasonably likely to prevent, delay or impede the consummation of the Mergers or the other transactions contemplated by this Agreement; or

(xxvi)authorize any of, or commit or agree to take any of, the foregoing actions in respect of which it is restricted by the provisions of this Section 5.1.

(c)In the event that either of the Companies is required to change or amend its written compliance programs or procedures required under applicable law, such Company shall provide a copy of the updated compliance programs or procedures to the Parent Parties within five (5) Business Days of such revision or amendment.

Section 5.2 Interim Operations of the Parent Parties.  Each Parent Party agrees that, during the period from the date of this Agreement to the earlier of (x) termination of this Agreement in accordance with Section 8.1, and (y) Closing, except as (i) otherwise contemplated by this Agreement or any Ancillary Agreement, (ii) required by applicable Law (including COVID-19 Measures), (iii) described in Section 5.2 of the Parent Disclosure Schedules or (iv) consented to by the Companies (which consent shall not be unreasonably withheld, conditioned or delayed by the Companies), that such Parent Party shall not take any of the following actions:

(a)make any change in or amendment to its Organizational Documents (other than in accordance with this Agreement);

(b)other than (i) seeking and negotiating Subscription Agreements or (ii) as set forth on Section 5.2(b) of the Parent Disclosure Schedules (the “Permitted Financing”), issue or sell, or authorize to issue or sell, any membership interests, shares of its capital stock or any other ownership interests, as applicable, or issue or sell, or authorize to issue or sell, any securities convertible into or exchangeable for, or options, warrants or rights to purchase or subscribe for, or enter into any Contract with respect to the issuance or sale of, any shares of its membership interests, capital stock or any other ownership interests, as applicable;

(c)split, combine, redeem or reclassify, or purchase or otherwise acquire, any membership interests, shares of its capital stock or any other ownership interests, as applicable (other than in accordance with the Offer or the Mergers at the Closing);

(d)authorize or pay any dividends or make any distribution with respect to its outstanding shares of capital stock or other equity interests (whether in cash, assets, stock or other securities of such Parent Party) or otherwise make any payments to any stockholder of such Parent Party in their capacity as such (other than in accordance with the Offer at the Closing);

(e)sell, lease or otherwise dispose of any of its properties or assets that are material to its business;

(f)incur any Indebtedness (other than borrowings and draw-downs under Working Capital Loans in effect as of the date hereof) or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of either Company or any of the Company Subsidiaries or guaranty any debt securities of another Person;

(g)(i) make, change or rescind any material Tax election, (ii) settle or compromise any claim, notice, audit report or assessment in respect of any material Taxes, (iii) file any amended material Tax Return or claim for a material Tax refund, (iv) surrender any right to claim a refund of material Taxes, (v) enter into any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or closing agreement related to any Tax

(excluding any agreement entered into in the Ordinary Course and not primarily related to Taxes), (vi) fail to pay any income or other material Tax that becomes due and owing, other than Taxes being contested in good faith through appropriate proceedings, and for which adequate reserves have been established in accordance with GAAP, (vii) request any Tax ruling from a competent authority or, (viii) except in the Ordinary Course, consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;

(h)except as may be required by Law or GAAP, make any material change in the financial or Tax accounting methods, principles or practices of such Parent Party (or change an annual accounting period);

(i)take any action (other than actions explicitly permitted by this Agreement) that is reasonably likely to prevent, materially delay or impede the consummation of the Mergers or the other transactions contemplated by this Agreement;

(j)make any amendment or modification to the Trust Agreement;

(k)make or allow to be made any reduction in the Trust Amount, other than as expressly permitted by its Organizational Documents;

(l)directly or indirectly acquire, whether by merger or consolidating with, or acquiring all or substantially all of the assets of, any other Person;

(m)make any capital expenditures;

(n)enter into any new line of business;

(o)adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization, other than the Mergers and the transactions contemplated hereunder; or

(p)authorize any of, or commit or agree to take any of, the foregoing actions in respect of which it is restricted by the provisions of this Section 5.2.

Section 5.3Trust Account.  Upon satisfaction or waiver of the conditions set forth in Article VI and provision of notice thereof to the Trustee (which notice Parent shall provide to the Trustee in accordance with the terms of the Trust Agreement), (a) in accordance with and pursuant to the Trust Agreement, at the Closing, Parent (i) shall cause the documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) shall use commercially reasonable efforts to cause the Trustee to (A) pay as and when due all amounts payable to stockholders of Parent holding shares of the Parent Common Stock sold in Parent’s initial public offering who shall have previously validly elected to redeem their shares of Parent Common Stock pursuant to Parent’s Organizational Documents, and (B) immediately thereafter, pay all remaining amounts then available in the Trust Account in accordance with this Agreement and the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.

Section 5.4Commercially Reasonable Efforts; Consents.

(a)Each of the Parties shall, and shall cause their Affiliates to, cooperate, and use their respective commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate the Transactions as promptly as practicable after the date hereof, including (i) obtaining all licenses, permits, clearances, consents, approvals, authorizations, qualifications and orders of Governmental Entities necessary to consummate the Transactions and (ii) seeking, negotiating and entering into Subscription Agreements. Parent shall pay 100% of the applicable filing fees due under the HSR Act in connection with the Mergers.  In addition to the foregoing, the Companies agree to provide such assurances as to financial capability, resources and creditworthiness as may be reasonably requested by any third party whose consent or approval is sought in connection with the Transactions; provided, however that any costs incurred in connection with such consents shall be Company Transaction Expenses.

(b)Without limiting the generality of the foregoing, each Party will, and will cause its Affiliates to, promptly after execution of this Agreement (but in no event later than ten (10) Business Days after the date hereof) make all filings as are required under the HSR Act for the Transactions and such filings shall request early termination of any applicable waiting period under the HSR Act; provided, that in the event that the U.S. Federal Trade Commission or Antitrust Division of the U.S. Department of Justice is not accepting such filings under the HSR Act because of a government shutdown, such deadline shall be extended, if applicable, to the next Business Day following the date on which filings under the HSR Act are again accepted. Each Party will use its commercially reasonable efforts to (i) promptly furnish to the other such necessary information and reasonable assistance as the other may request in connection with its preparation of any filing under the HSR Act for the Transactions and (ii) take (and cause its Affiliates to take) other actions necessary to cause the expiration or termination of the applicable waiting periods under the HSR Act for the Transactions as soon as practicable.  Each Party will promptly provide the other with copies of all written communications (and summaries of the substance of all oral communications) between each of them, any of their Affiliates or any of its or their Representatives, on the one hand, and any Governmental Entity, on the other hand, with respect to this Agreement or the Transactions.  Without limiting the generality of the foregoing, and subject to applicable Law, each of the Group Companies and Parent Parties will, and will cause their Affiliates to: (A) promptly notify the other Parties of any written communication made to or received by them, as the case may be, from any Governmental Entity regarding the Transactions; (B) permit each other to review in advance any proposed written communication to any such Governmental Entity regarding the Transactions and incorporate reasonable comments thereto; (C) not agree to participate in any substantive meeting or discussion with any such Governmental Entity in respect of any filing, investigation or inquiry concerning this Agreement or the Transactions unless, to the extent reasonably practicable, it consults with the other Party in advance and, to the extent permitted by such Governmental Entity, gives the other Party the opportunity to attend; (D) not agree to extend any waiting period under the HSR Act or enter into any agreement with any Governmental Entity not to consummate the Transactions, except with the prior written consent of the other Parties (such consent not to be unreasonably withheld, conditioned or delayed); and (E) furnish each other with copies of all correspondence, filings (except for filings made under the HSR Act) and written communications between such Party and their Affiliates and their respective agents, on one hand, and any such Governmental Entity, on the other hand, in each case, with respect to this Agreement and the Transactions.  Notwithstanding anything to the contrary contained in this Agreement, nothing in this Section 5.4 or otherwise in this Agreement shall require any Party or any of its Affiliates to offer, propose, negotiate, agree to, consent to or effect (A) the sale, divestiture, transfer, license or other disposal of, or hold separate with respect to, any entities, assets, businesses or interests of any Party or its Affiliates, (B) the creation, termination, amendment or assignment of commercial relationships, agreements, licenses or contractual rights or obligations, (C) conduct of business restrictions, including restrictions on any Party’s or its Affiliates’ ability to manage, operate or own any entities, assets, businesses or interests, (D) any other change or restructuring of any entities, assets, businesses or interests, or of any Party or its Affiliates or (E) any other remedy, condition, undertaking or commitment of any kind.  No Party shall, or shall permit its Affiliates to, take any of the actions described in the foregoing sentence without each other Party’s prior written consent.  No Party or any of its Affiliates shall be required to contest, resist, defend against or appeal any Action, whether judicial or administrative, challenging or seeking to prevent, prohibit, delay or declare unlawful this Agreement or any of the Transactions.

(c)No Party shall take any action that would reasonably be expected to materially adversely affect or materially delay the clearance, consent, approval or authorization of any Governmental Entity of the Transactions.

Section 5.5Public Announcements.  None of the Parties shall, and each Party shall cause its Affiliates not to, make or issue any public announcement or press release to the general public with respect to this Agreement or the transactions contemplated by this Agreement without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, conditioned or delayed; provided, that no such consent or prior notice shall be required in connection with any public announcement or press release the content of which is consistent with that of any prior or contemporaneous public announcement or press release by any Party in compliance with this Section 5.5.  Nothing in this Section 5.5 shall limit any Party from making any announcements, statements or acknowledgments that such Party is required by applicable Law or the requirements of any national securities exchange to make, issue or release; provided, that, to the extent practicable, the Party making such announcement, statement or acknowledgment shall provide such announcement, statement or acknowledgment to the other Parties prior to release and consider in good faith any comments from such other Parties.

Section 5.6Access to Information; Confidentiality.

(a)From the date hereof until the earlier of the termination of this Agreement in accordance with its terms and Closing, upon reasonable advance notice, each of the Companies shall, and shall cause each of its Subsidiaries to, provide to Parent Parties and their representatives during normal business hours reasonable access to all employee, facilities, books and records of the Group Companies reasonably requested by Parent; provided that (a) such access shall be at the risk of Parent Parties and their representatives,

(b) such access shall occur in such a manner as each Company reasonably determines to be appropriate to protect the confidentiality of the transactions contemplated by this Agreement and (c) nothing herein shall require the Companies to provide access to, or to disclose any information to, the Parent Parties or any of their representatives if such access or disclosure, in the good faith reasonable belief of each Company, (i) would cause significant competitive harm to any Group Company if the transactions contemplated by this Agreement are not consummated, (ii) would waive any legal privilege or (iii) would be in violation of applicable laws or regulations of any Governmental Entity (including the HSR Act and any other applicable Laws). For the avoidance of doubt, neither Company shall be obligated under this Section 5.6(a) to permit the Parent Parties or any of their representatives to conduct any invasive, intrusive or subsurface sampling or testing of any media at either Company’s properties or facilities. All of such information provided to the Parent Parties shall be treated as confidential information pursuant to the terms of the Transaction Confidentiality Agreement, the provisions and restrictions of which are by this reference hereby incorporated herein.

(b)From the date hereof until the earlier of the termination of this Agreement in accordance with its terms and Closing, upon reasonable advance notice, Parent shall provide to the Companies and their representatives during normal business hours reasonable access to all employee, facilities, books and records of Parent reasonably requested by the Companies; provided that (a) such access shall be at the risk of the Companies and their representatives, (b) such access shall occur in such a manner as Parent reasonably determines to be appropriate to protect the confidentiality of the transactions contemplated by this Agreement and (c) nothing herein shall require Parent to provide access to, or to disclose any information to, the Companies or any of their representatives if such access or disclosure, in the good faith reasonable belief of Parent, (i) would cause significant competitive harm to Parent if the transactions contemplated by this Agreement are not consummated, (ii) would waive any legal privilege or (iii) would be in violation of applicable laws or regulations of any Governmental Entity (including the HSR Act and any other applicable Laws). For the avoidance of doubt, Parent shall not be obligated under this Section 5.6(b) to permit the Companies or any of their representatives to conduct any invasive, intrusive or subsurface sampling or testing of any media at Parent’s properties or facilities. All of such information provided to the Companies shall be treated as confidential information pursuant to the terms of the Transaction Confidentiality Agreement, the provisions and restrictions of which are by this reference hereby incorporated herein.

Section 5.7Tax Matters.

(a)Certain Taxes.  All transfer, documentary, sales, use, value added, excise, stock transfer, stamp, recording, registration and any similar Taxes and fees (including any penalties and interest) incurred in connection with the Mergers (“Transfer Taxes”) shall be borne by the Surviving Companies. For the avoidance of doubt Transfer Taxes shall not include any federal, state, local or foreign Taxes measured by or based upon income or gains. The Parties shall cooperate in filing all necessary Tax Returns and other documentation with respect to all such Transfer Taxes.

(b)Tax Returns, Audits and Cooperation.  Parent and the Companies shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns of the Group Companies and any audit, litigation or other proceeding with respect to Taxes of the Group Companies.  Such cooperation shall include the retention and (upon the other Party’s reasonable request) the provision of records and information which are reasonably relevant to any such audit and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

(c)FIRPTA Certificate.  At or prior to the Closing, each Company shall deliver or cause to be delivered to Parent (i) a certificate of each Company certifying that each Company is not, and has not been, a “United States real property holding corporation, ” within the meaning of Section 897 of the Code, during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code and (ii) a form of notice to the IRS prepared in accordance with the requirements of Treasury Regulation Section 1.897-2(h)(2) (together, the “FIRPTA Certificate”).

(d)Tax Treatment.  Each of the Parties intends that each Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement be, and hereby is, adopted as a “plan of reorganization” for the purposes of Sections 354, 361 and 368 of the Code and Treasury Regulations Section 1.368-2(g). The Parties agree to report for all Tax purposes in a manner consistent with, and not otherwise take any U.S. federal income Tax position inconsistent with, this Section 5.7(d) unless otherwise required by a change in applicable Law, or as required pursuant to a “determination” within the meaning of Section 1313 of the Code. Except as required by applicable Law, the Parties shall not take any action, or fail to take any action, that could reasonably be expected to prevent the Mergers from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

(e)Tax Opinions.  Each of Parent and the Companies shall cooperate and use their respective commercially reasonable efforts to obtain at their sole expense any Tax opinions required by the SEC to be filed with the SEC in connection with the Proxy Statement, including by delivering customary representation letters to applicable counsel.

Section 5.8Directors’ and Officers’ Indemnification.

(a)Parent agrees to cause each Surviving Company to ensure, and each Surviving Company immediately following the Closing agrees to ensure, that all rights to indemnification now existing in favor of any individual who, at or prior to the Effective Time, was a director, officer or manager of any Group Company (collectively, with such individual’s heirs, executors or administrators, the “Indemnified Persons”) solely to the extent as provided in the respective governing documents and indemnification agreements to which the Group Company is a party or bound, shall survive the Mergers and shall continue in full force and effect for a period of not less than six (6) years from the Effective Time and indemnification agreements and the provisions with respect to indemnification and limitations on liability set forth in such governing documents shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights of the

Indemnified Persons thereunder; provided, that in the event any claim or claims are asserted or made within such six (6) year period, all rights to indemnification in respect of any such claim or claims shall continue until final disposition of any and all such claims.  Neither Parent nor the Surviving Companies shall settle, compromise or consent to the entry of judgment in any action, proceeding or investigation or threatened action, proceeding or investigation without the written consent of such Indemnified Person.

(b)Within thirty (30) days of the Closing Date, the Surviving Companies shall pay any additional premium necessary to obtain six (6) years of runoff “tail” coverage on Parent’s current policy of directors’ and officers’ liability insurance, which shall be effective for a period from the Closing through and including the date six (6) years after the Closing Date with respect to claims arising from facts or events that occurred on or before the Closing. The amount paid by the Surviving Companies under this Section 5.8(b) is referred to as the “Tail Premium.”

(c)From and after the Effective Time, the Parent Parties agree to cause the Surviving Companies, and each Surviving Company immediately following the Closing agrees, to indemnify, defend and hold harmless, as set forth as of the date hereof in the Organizational Documents of each Company and to the fullest extent permitted under applicable Law, all Indemnified Persons with respect to all acts and omissions arising out of such individuals’ services as officers or directors of any Group Company occurring prior to the Effective Time, including the execution of, and the transactions contemplated by, this Agreement.  Without limitation of the foregoing, in the event any such Indemnified Person is or becomes involved, in any capacity, in any action, proceeding or investigation in connection with any matter, including the transactions contemplated by this Agreement, occurring prior to, on or after the Effective Time, each Surviving Company, from and after the Effective Time, shall pay, as incurred, such Indemnified Person’s legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith.  The Surviving Companies shall pay, within thirty (30) days after any request for advancement, all expenses, including attorneys’ fees, which may be incurred by any Indemnified Person in enforcing this Section 5.8 or any action involving an Indemnified Person resulting from the transactions contemplated by this Agreement subject to an undertaking by such Indemnified Person to return such advancement if such Indemnified Person is ultimately determined to not be entitled to indemnification hereunder.

(d)Notwithstanding any other provisions hereof, the obligations of the Parent Parties and the Surviving Companies contained in this Section 5.8 shall be binding upon the successors and assigns of the Parent Parties and the Surviving Companies.  In the event any of the Parent Parties or the Surviving Companies, or any of their respective successors or assigns, (i) consolidates with or merges into any other Person, or (ii) transfers all or substantially all of its properties or assets to any Person, then, and in each case, proper provision shall be made, as a condition to entering into any such transaction, so that the successors and assigns of any Parent Party or the Surviving Companies, as the case may be, are required to honor the indemnification and other obligations set forth in this Section 5.8.

(e)The obligations of the Parent Parties and the Surviving Companies under this Section 5.8 shall survive the Closing and shall not be terminated or modified in such a manner as to affect adversely any Indemnified Person to whom this Section 5.8 applies without the written consent of such affected Indemnified Person (it being expressly agreed that the Indemnified Persons to whom this Section 5.8 applies shall be third party beneficiaries of this Section 5.8, each of whom may enforce the provisions of this Section 5.8).

(f)Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Group Companies or any of their respective directors or officers, it being understood and agreed that the indemnification provided for in this Section 5.8 is not prior to or in substitution for any such claims under such policies.

Section 5.9Proxy Statement.

(a)As promptly as practicable following the execution and delivery of this Agreement and the availability of the PCAOB Financial Statements, Parent shall, in accordance with this Section 5.9, prepare and file with the SEC a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) for the purpose of soliciting proxies from the Parent Stockholders for the Transaction Proposals. Each of Parent and the Companies shall use its reasonable best efforts to cause the Proxy Statement to comply with the rules and regulations promulgated by the SEC. Parent shall pay all of the fees in connection with the preparation, filing and mailing of the Proxy Statement. Each of Parent and the Companies shall furnish all information concerning it as may reasonably be requested by the other Party in connection with such actions and the preparation of the Proxy Statement.

(b)Without limitation, in the Proxy Statement, Parent shall (i) solicit proxies from holders of Parent Common Stock and Parent Class B Stock to vote at the Parent Common Stockholders Meeting in favor of (A) the adoption of this Agreement and the approval of the transactions contemplated hereby pursuant to Section 251 of the DGCL, (B) the issuance of Parent Common Stock issuable pursuant to this Agreement at the Effective Time, (C) the adoption of an Omnibus Incentive Plan to be negotiated between the Parties prior to Closing (the “Omnibus Incentive Plan”), (D) approval of the A&R Charter and each change to the A&R Charter that is required to be separately approved, and (E) any other proposals the Parties deem necessary or desirable to consummate the transactions contemplated hereby (collectively, the “Transaction Proposals”), and (ii) file with the SEC financial and other information about the transactions contemplated hereby in accordance with the Exchange Act. The Proxy Statement will comply as to form and substance with the applicable requirements of the Exchange Act and the rules and regulations thereunder. Each Company shall furnish all information concerning it and its Affiliates to Parent, and provide such other assistance, as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement, and the Proxy Statement shall include all information reasonably requested by the Companies to be included therein. Without limiting the generality of the foregoing, the Companies shall reasonably cooperate with Parent in connection with Parent’s preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with the requirements of Regulation S-X under the rules and regulations of the SEC (as interpreted by the staff of the SEC) to the extent such pro forma financial statements are required by the Proxy Statement. Each of the Companies and Parent shall promptly notify the other upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Proxy Statement and shall provide the other with copies of all correspondence between it and its Representatives, on the one hand, and the SEC, on the other hand. Each of the Companies and Parent shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments from the SEC with respect to the Proxy Statement.

(c)Prior to filing with the SEC, Parent will make available to the Companies drafts of the Proxy Statement, and any material amendment or supplement to the Proxy Statement and will provide the Companies with a reasonable opportunity to comment on such drafts, shall consider such comments in good faith and shall accept all reasonable additions, deletions or changes suggested by the Companies in connection therewith.  Parent shall provide written notice (email permitted) to the Companies upon filing any such documents with the SEC (including response to any comments from the SEC with respect thereto). Parent will advise the Companies promptly after receipt of notice thereof, of (i) the time when the Proxy Statement has been filed, (ii) receipt of oral or written notification of the completion of the review of the Proxy Statement by the SEC, (iii) the filing of any supplement or amendment to the Proxy Statement, (iv) any request by the SEC for amendment of the Proxy Statement, (v) any comments from the SEC relating to the Proxy Statement and responses thereto, or (vi) requests by the SEC for additional information.  Parent shall promptly respond to any SEC comments on the Proxy Statement and shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC under the Exchange Act as soon after filing as practicable; provided, that prior to responding to any material requests or comments from the SEC, Parent will make available to the Companies drafts of any such response and provide the Companies with a reasonable opportunity to comment on such drafts.

(d)If at any time prior to the Parent Common Stockholder Meeting there shall be discovered any information that should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Parent shall, at its sole expense, promptly transmit to its stockholders an amendment or supplement to the Proxy Statement containing such information.  If, at any time prior to the Effective Time, either Company discovers any information, event or circumstance relating to the Group Companies or any of their respective Affiliates, officers, directors or employees that should be set forth in an amendment or a supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then such Company shall promptly inform Parent of such information, event or circumstance.

(e)Parent shall timely make all necessary filings with respect to the transactions contemplated hereby under the Securities Act, the Exchange Act and applicable “blue sky” laws and any rules and regulations thereunder.

(f)Each Company shall use its commercially reasonable efforts to promptly provide Parent with all information concerning the Group Companies reasonably requested by Parent for inclusion in the Proxy Statement and any amendment or supplement to the Proxy Statement (if any).  Each Company shall cause the officers and employees of the Group Companies to be reasonably available to Parent and its counsel in connection with the drafting of the Proxy Statement and responding in a timely manner to comments on the Proxy Statement from the SEC.

(g)Parent shall not terminate or withdraw the Offer other than in connection with the valid termination of this Agreement in accordance with Article VIII.  Parent shall extend the Offer for any period required by any rule, regulation, interpretation or position of the SEC, NASDAQ or the respective staff thereof that is applicable to the Offer.  Nothing in this Section 5.9(g) shall (i) impose any obligation on Parent to extend the Offer beyond the Outside Date, or (ii) be deemed to impair, limit or otherwise restrict in any manner the right of Parent to terminate this Agreement in accordance with Article VIII.

(h)Parent shall use its reasonable best efforts to (i) cause the shares of Parent Common Stock to be issued to the Company Members as provided in Article II to be approved for listing on NASDAQ upon issuance, and (ii) make all necessary and appropriate filings with NASDAQ and undertake all other steps reasonably required prior to the Closing Date to effect such listing.

Section 5.10Parent Common Stockholder Meeting.

(a)Parent shall, as promptly as practicable, establish a record date (which date shall be mutually agreed with the Companies) and, as soon as practicable following the Proxy Statement being cleared by the SEC, duly call, give notice of, convene and hold a meeting of Parent’s stockholders (the “Parent Common Stockholders Meeting”); provided that Parent may postpone or adjourn the Parent Common Stockholders Meeting on one or more occasions (i) to solicit additional proxies for the purpose of obtaining the Parent Stockholder Approval, (ii) for the absence of a quorum and (iii) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that Parent has determined in good faith after consultation with outside legal counsel is required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by Parent Stockholders prior to the Parent Common Stockholders Meeting; provided, that, without the consent of each Company, the Parent Common Stockholders Meeting (x) may not be adjourned to a date that is more than 15 days after the date for which the Parent Common Stockholders Meeting was originally scheduled (excluding any adjournments required by applicable Law) and (y) shall not be held later than three (3) Business Days prior to the Outside Date.

(b)Parent shall, through its board of directors, recommend to its stockholders that they vote in favor of the Transaction Proposals (the “Parent Board Recommendation”)

and Parent shall include the Parent Board Recommendation in the Proxy Statement. Except as required by applicable Law (including Delaware law relating to fiduciary duties, upon the receipt of advice of outside counsel), the board of directors of Parent shall not (and no committee or subgroup thereof shall) change, withdraw, withhold, qualify or modify, or publicly propose to change, withdraw, withhold, qualify or modify, the Parent Board Recommendation (a “Change in Recommendation”). Parent shall promptly, but in any event no later than within one (1) Business Day, notify the Companies in writing of any final determination to make a Change in Recommendation.

Section 5.11Requisite Company Approvals.  Upon the terms set forth in this Agreement and the Ancillary Agreements, each Company shall obtain promptly after the execution of this Agreement, and in any event no later than the Requisite Company Approvals Deadline, the Requisite Company Approvals.  The Requisite Company Approvals shall be irrevocable with respect to all LMA Interests and Abacus Interests owned beneficially or of record by each of the LMA Members and Abacus Members, respectively, or as to which such LMA Members or Abacus Members, as the case may be, have, directly or indirectly, the right to vote or direct the voting thereof.

Section 5.12Section 16 of the Exchange Act.  Prior to the Closing, the board of directors of Parent, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the acquisition of Parent Common Stock pursuant to this Agreement by any officer or director of the Group Companies who is expected to become a “covered person” of Parent for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder (“Section 16”) shall be an exempt transaction for purposes of Section 16.

Section 5.13Nonsolicitation.

(a)From the date of this Agreement until the earlier of (i) the Effective Time or (ii) the date on which this Agreement is terminated in accordance with Article VIII, other than in connection with the transactions contemplated hereby, each Parent Party agrees that it will not, and will not authorize or (to the extent within its control) permit any of its Subsidiaries or any of its or its Subsidiaries’ directors, officers, employees, agents or representatives (including investment bankers, attorneys and accountants), in each case in such directors’, officers’, employees’, agents’ or representatives’ capacity in such role with the applicable Parent Party, to, directly or indirectly, (i) knowingly encourage, initiate, solicit or facilitate, offer or make any offers or proposals related to a Business Combination, (ii) enter into, engage in or continue any discussions or negotiations with respect to any Business Combination with, or provide any non-public information, data or access to employees to, any Person that has made, or that is considering making, a proposal with respect to a Business Combination, or (iii) enter into any agreement (whether or not binding) relating to a Business Combination.  Each Parent Party shall promptly notify the Companies of any submissions, proposals or offers made with respect to a Business Combination as soon as practicable, but in any event no later than two (2) Business Days, following such Parent Party’s awareness thereof.

(b)From the date of this Agreement until the earlier of (i) the Effective Time or (ii) the date on which this Agreement is terminated in accordance with Article 8, each Company agrees that it will not, and will not authorize or (to the extent within its control) permit any of its Affiliates, directors, officers, employees, agents or representatives (including investment bankers, attorneys and accountants) to, directly or indirectly, (A) knowingly encourage, initiate, solicit, or facilitate any inquiries regarding or the making of offers or proposals that constitute an Acquisition Proposal (except as otherwise required by Law), (B) engage in any discussions or negotiations with respect to an Acquisition Proposal with, or provide any non-public information or data to, any Person that has made, or informs the Companies that it is considering making, an Acquisition Proposal, or (C) enter into any agreement (whether or not binding) relating to an Acquisition Proposal. The Company shall give notice of any Acquisition Proposal to Parent as soon as practicable, but in any event no later than two (2) Business Days, following its awareness thereof.  For purposes of this Agreement, “Acquisition Proposal” means any contract, proposal, offer or indication of interest in any form, written or oral, relating to any transaction or series of related transactions (other than transactions with the Parent Parties) involving any acquisition, merger, amalgamation, share exchange, recapitalization, consolidation, liquidation or dissolution involving acquisition of all or any material portion of either Company or either of their businesses or assets or any material portion of either Company’s capital stock or other ownership interests.

Section 5.14Termination of Agreements. Each Company shall take all actions necessary to terminate each agreement between each Company, on the one hand, and any officer or director of either Company or any entity controlled by any such officer or director, on the other hand, at or prior to the Effective Time, in a manner such that no Group Company has any liability or obligation following the Effective Time pursuant to such agreements.

Section 5.15Elections and Other Matters.  From and after the Closing Date, each Parent Party shall not, and shall cause the Group Companies not to, make, cause or permit to be made any Tax election or adopt or change any method of accounting, in each case that has retroactive effect to any Pre-Closing Tax Period of the Company or any Company Subsidiary.

Section 5.16PCAOB Financial Statements.  Each Company agrees to use commercially reasonable efforts to provide Parent, as promptly as practicable, audited financial statements (audited to the standards of the U.S. Public Company Accounting Oversight Board), including consolidated balance sheets, statements of operations, statements of cash flows, and statements of stockholders equity of each Company as of and for the years ended December 31, 2021 and 2020, in each case, prepared in accordance with GAAP (and not materially different than GAAP) (the “PCAOB Financial Statements”).

Section 5.17Omnibus Incentive Plan.  Prior to the Closing Date, Parent shall adopt, and submit for stockholder approval at the Parent Common Stockholders Meeting the Omnibus Incentive Plan.

Section 5.18A&R Registration Rights Agreement.  At the Closing, Parent, each Company and each of the Company Members shall enter into an amended and restated registration rights agreement substantially in the form attached hereto as Exhibit F (the “A&R Registration Rights Agreement”).

Section 5.19Governing Documents.  In connection with the consummation of the Transactions, Parent shall adopt the A&R Bylaws and the A&R Charter.

Section 5.20Conversion to Delaware LLC.  At least five (5) Business Days prior to the Closing Date, each Company shall convert from a Florida limited liability company to a Delaware limited liability company (the “Redomestication”) in a transaction that is intended to be treated as a reorganization under Section 368(a)(1)(F) of the Code.  Each Company shall provide Parent reasonable time to review all documents necessary to effectuate the Redomestication, and all such documents used in the Redomestication shall be in a form reasonably acceptable to Parent.

Section 5.21Warrant Pool.  At the Closing, (a) ERES Sponsor shall forfeit one million and seven-hundred and eighty thousand (1,780,000) Parent Private Warrants and (b) Parent shall issue an equal number of new warrants, with terms substantially similar to the forfeited Parent Private Warrants that are exercisable for Parent Common Stock, to an entity designated by the Companies in writing to be allocated among the Company Members and existing and future employees of the Companies.

Section 5.22Certain Notices from Parent to Companies. Parent agrees that, during the period from the date of this Agreement to the earlier of (x) termination of this Agreement in accordance with Article VIII, and (y) Closing, Parent shall provide to the Companies notice of (a) each claim, suit, action or proceeding brought or threatened against any of the Parent Parties or ERES Sponsor related to this Agreement, any of the Ancillary Agreements, any of the transactions contemplated by this Agreement, the Offer or the Parent Common Stockholders Meeting within two (2) Business Days of first becoming aware thereof and shall provide a true and complete copy of any related complaint as soon as reasonably available and (b) any proxy contest related to the Parent Common Stockholders Meeting.

Article VI
CONDITIONS TO OBLIGATIONS OF THE PARTIES

Section 6.1Conditions to Each Party’s Obligations.  The respective obligation of each Party to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or written waiver by such Party) at or prior to the Closing of the following conditions:

(a)No Injunction.  There will be no effective Order of any nature prohibiting or preventing the consummation of the Transactions and no Law shall have been adopted, enacted or promulgated that makes consummation of the Transactions illegal or otherwise prohibited;

(b)HSR Act.  All waiting periods (and any extensions thereof) applicable to the Transactions under the HSR Act, and any commitments or agreements (including timing agreements) with any Governmental Entity not to consummate the Transactions before a certain date, shall have expired or been terminated;

(c)Completion of Offer.  The Offer shall have been completed in accordance with the terms hereof and the Proxy Statement;

(d)Requisite Company Approvals.  The Requisite Company Approvals shall have been obtained;

(e)Parent Stockholder Approval.  The Parent Stockholder Approval shall have been obtained;

(f)Regulatory Approvals.  (i) The Parent shall have received the approval of the Florida Office of Insurance Regulation with respect to the change of control of Abacus contemplated by the transactions under this Agreement without any Burdensome Condition and (ii) Abacus shall have been relicensed as a life settlement provider by the California Department of Insurance as a result of the change of control of Abacus contemplated by the transactions under this Agreement, or the California Department of Insurance shall have otherwise approved the change of control of Abacus contemplated by the transactions under this Agreement, in either case without any Burdensome Condition.

(g)Net Tangible Assets.  After giving effect to the Transactions, Parent shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time; and

(h)NASDAQ.  The Parent Common Stock to be issued in the Mergers shall have been approved for listing on NASDAQ, subject only to official notice of issuance thereof.

Section 6.2Conditions to Obligations of the Companies.  The obligations of the Companies to consummate the transactions contemplated by this Agreement are further subject to the satisfaction (or written waiver by the Companies) at or prior to the Closing of the following conditions:

(a)Representations and Warranties.  (i) The representations and warranties of the Parent Parties contained in Article IV (other than the Parent Fundamental Representations) shall be true and correct as of the Closing Date as if made at and as of such date (except for representations and warranties that speak as of a specific date prior to the Closing Date, in which case such representations and warranties need only be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied unless any and all inaccuracies in such representations and warranties, in the aggregate, would result in a Material Adverse Effect (ignoring for the purposes of this Section 6.2(a)(i) any qualifications by “materiality” contained in such representations or warranties) and (ii) the Parent Fundamental Representations shall be true and correct in all material respects as of the Closing Date as if made at and as of such date (except for representations and warranties that speak as of a specific date prior to the Closing Date, in which case such Parent Fundamental Representations need only be true and correct in all material respects as of such earlier date);

(b)Performance of Obligations.  Each of the Parent Parties shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Closing pursuant to the terms hereof;

(c)Parent Parties Officer’s Certificate.  An authorized officer of the Parent Parties shall have executed and delivered to the Companies a certificate (the “Parent Closing Certificate”) as to compliance with the conditions set forth in Section 6.2(a) and Section 6.2(b) hereof;

(d)Transaction Proceeds. The Aggregate Transaction Proceeds, plus the Sponsor PIK Note Amount, if any, shall be equal to or greater than $1,000,000, and evidence thereof shall have been delivered to the Companies; and

(e)D&O Resignations. The directors and executive officers of Parent listed in Section 6.2(e) of the Parent Disclosure Schedules shall have been removed from their respective positions or tendered their irrevocable resignations, in each case effective as of the Effective Time.

Section 6.3Conditions to Obligations of the Parent Parties.  The obligations of the Parent Parties to consummate the transactions contemplated by this Agreement are further subject to the satisfaction (or written waiver by the Parent Parties) at or prior to the Closing of the following conditions:

(a)Representations and Warranties.  (i) The representations and warranties of the Companies contained in Article III (other than the Companies Fundamental Representations) shall be true and correct as of the date of this Agreement and as of Closing Date as if made at and as of such date (except for representations and warranties that speak as of a specific date prior to the Closing Date, in which case such representations and warranties need only be true and correct as of such earlier date); provided, that this condition shall be deemed satisfied unless any and all inaccuracies in such representations and warranties, in the aggregate, would result in a Material Adverse Effect (ignoring for the purposes of this Section 6.3(a) any qualifications by Material Adverse Effect or “materiality” contained in such representations or warranties) and (ii) the Companies Fundamental Representations shall be true and correct in all material respects as of the Closing Date as if made at and as of such date (except for representations and warranties that speak as of a specific date prior to the Closing Date, in which case such Companies Fundamental Representations need only be true and correct in all material respects as of such earlier date);

(b)Performance of Obligations.  Each of the Companies shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Closing pursuant to the terms hereof;

(c)Company Closing Certificate.  An authorized officer of each Company shall have executed and delivered to the Parent Parties a certificate (the “Company Closing Certificate”) as to each of the Companies’ compliance with the conditions set forth in Section 6.3(a) and Section 6.3(b);

(d)Member Approvals.  The Parent Parties shall have received a copy of the LMA Member Approval and Abacus Member Approval, each of which shall remain in full force and effect;

(e)Redomestication.  The Redomestication shall have occurred; and

(f)No Material Adverse Effect.  Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.

Section 6.4Frustration of Closing Conditions.  Neither the Companies nor the Parent Parties may rely on the failure of any condition set forth in Section 6.1, Section 6.2 or Section 6.3, as the case may be, if such failure was caused by such Party’s failure to comply with any provision of this Agreement.

Article VII
CLOSING

Section 7.1Closing.  Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement (the “Closing”) shall occur as promptly as possible, and in any event no later than three (3) Business Days following the satisfaction or waiver of the conditions to the obligations of the Parties set forth in Article VI (other than those conditions that by their nature are to be fulfilled at Closing, but subject to the satisfaction or waiver of such conditions) or on such other date as the Parties may agree in writing.  The date of the Closing shall be referred to herein as the “Closing Date.”  The Closing shall occur at the offices of Latham & Watkins LLP located at 811 Main Street, Suite 3700, Houston, TX 77002, at 9:00 a.m. (Central Time) or at such other place or at such other time as the Parties may agree in writing.

Section 7.2Deliveries by the Companies.  At the Closing, the Companies will deliver or cause to be delivered to Parent (unless delivered previously) the following:

(a)the Certificates of Merger, executed by LMA and Abacus, as applicable;

(b)the Company Closing Certificate;

(c)the A&R Registration Rights Agreement executed by each Company and each of the Company Members; and

(d)any other document required to be delivered by the Companies at Closing pursuant to this Agreement.

Section 7.3Deliveries by Parent.  At the Closing, Parent will deliver or cause to be delivered to the Companies the following:

(a)the Parent Closing Certificate;

(b)the A&R Registration Rights Agreement executed by Parent; and

(c)any other document required to be delivered by the Parent Parties at Closing pursuant to this Agreement.

Article VIII
TERMINATION

Section 8.1Termination.  This Agreement may be terminated at any time at or prior to the Closing:

(a)in writing, by mutual consent of Parent and each of the Companies;

(b)by Parent or the Companies if any Law or Order permanently restraining, enjoining or otherwise prohibiting consummation of the Mergers shall have been enacted, issued, promulgated, enforced or entered and shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any Party that has breached in any material respect its obligations set forth in this Agreement in any manner that shall have proximately contributed to the enactment, issuance, promulgation, enforcement or entry of such Law or Order; provided, further, that the Governmental Entity issuing such Order has jurisdiction over the parties hereto with respect to the transactions contemplated hereby;

(c)by the Companies, if any of the representations or warranties set forth in Article IV shall not be true and correct or if Parent has failed to perform any covenant or agreement on the part of Parent set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 6.2(a) or Section 6.2(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to Parent by each Company and (ii) the Outside Date; provided, however, both Companies are not then in breach of this Agreement so as to prevent the condition to Closing set forth in Section 6.3(a) or Section 6.3(b) from being satisfied;

(d)by Parent, if any of the representations or warranties set forth in Article III shall not be true and correct or if the Companies have failed to perform any covenant or agreement on the part of the Companies set forth in this Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either Section 6.3(a) or Section 6.3(b) could not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, is (or are) not cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to the Companies by Parent, and (ii) the Outside Date; provided, however, that Parent is not then in breach of this Agreement so as to prevent the condition to Closing set forth in either Section 6.2(a) or Section 6.2(b) from being satisfied;

(e)by written notice by any Party if the Closing has not occurred on or prior to January 27, 2023 (the “Outside Date”); provided, that if the conditions to Closing set forth in Section 6.1(a), Section 6.1(b) or Section 6.1(f), with respect to the HSR Act or any regulatory approval, have not been satisfied or waived on or prior to the Outside Date but all other conditions to Closing set forth in Article VI have been satisfied or waived (except for those conditions that by their nature are to be satisfied at the Closing), the Outside Date shall automatically be extended to April 27, 2023 and, such date, as so extended, shall be the “Outside Date” for all purposes under this Agreement; provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(e) shall not be available to any Party that has breached in any material respect its obligations set forth in this Agreement in any manner that shall have proximately contributed to the occurrence of the failure of a condition to the consummation of the Mergers;

(f)by the Companies if there has been a Change in Recommendation; and

(g)by Parent if the Requisite Company Approvals are not obtained by the Requisite Company Approvals Deadline or such Requisite Company Approvals are revoked, modified or no longer in full force and effect; and

(h)by Parent or the Companies if the approval of the Transaction Proposals is not obtained at the Parent Common Stockholders Meeting (including any adjournments thereof).

Section 8.2Procedure and Effect of Termination.  In the event of the termination of this Agreement pursuant to Section 8.1 by the Parent Parties, on the one hand, or the Companies, on the other hand, written notice thereof shall forthwith be given to the other Parties specifying the provision hereof pursuant to which such termination is made, and this Agreement shall be terminated and become void and have no effect, and there shall be no liability hereunder on the part of any of the Parent Parties or the Companies, except that this Section 8.2, Section 5.5 (Public Announcements), Section 9.2 (Fees and Expenses), Section 9.3 (Notices), Section 9.4 (Severability), Section 9.8 (Consent to Jurisdiction, Etc.), Section 9.10 (Governing Law), Section 9.16 (No Recourse) and Section 9.19 (Trust Account Waiver) shall survive any termination of this Agreement.  Nothing in this Section 8.2 shall (a) relieve or release any Party to this Agreement of any liability or damages (which the Parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket cost) arising out of such Party’s Fraud, intentional misrepresentation, or willful or intentional breach of any provision of this Agreement or (b) impair the right of any Party hereto to compel specific performance by the other Party or Parties, as the case may be, of such Party’s obligations under this Agreement.

Article IX
MISCELLANEOUS

Section 9.1Release. Effective as of the Effective Time, each Parent Party and each of the Surviving Companies on behalf of itself and its past, present or future successors, assigns, employees, agents, equityholders, partners, Affiliates and representatives (including their past, present or future officers and directors) (the “Releasors”) hereby irrevocably and unconditionally releases, acquits and forever discharges (except with respect to those obligations arising under or in connection with this Agreement or the Ancillary Agreements) the LMA Members, Abacus Members, ERES Sponsor, the Parent Stockholders, their respective predecessors, successors, parents, subsidiaries and other Affiliates, and all of their respective current and former officers, directors, members, managers, shareholders, employees, agents and representatives (the “Released Parties”) of and from any and all actions, suits, claims, causes of action, damages, accounts, liabilities and obligations (including attorneys’ fees) held by any Releasor, whether known or unknown, matured or unmatured, suspected or unsuspected, liquidated or unliquidated, absolute or contingent, direct or derivative, to the extent arising out of or relating to such Released Party’s ownership of securities of the Companies or the Parent Parties, except for any of the foregoing (i) set forth in, pursuant to, or arising out of this Agreement or the transactions contemplated hereby or (ii) in the case of Fraud. The Releasors irrevocably covenant to refrain, to cause their respective Affiliates to refrain, from, directly or indirectly, asserting any claim, or commencing, instituting or causing to be commenced any action, of any kind against any Released Party, based upon any matter released hereby.

Section 9.2Fees and Expenses.  Except as otherwise set forth in this Agreement, each party hereto shall be responsible for and pay its own expenses incurred in connection with this Agreement and the Transactions, including all fees of its legal counsel, financial advisers and accountants; provided that if the Closing shall occur, the Surviving Companies shall pay or cause to be paid the Parent Transaction Expenses and Company Transaction Expenses.

Section 9.3Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when delivered in person or, by facsimile or by e-mail, (b) on the next Business Day when sent by overnight courier or (c) on the second succeeding Business Day when sent by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Parent Parties, to:

c/o East Resources Acquisition Company

7777 NW Beacon Square Boulevard

Boca Raton, Florida 33487

Attention: John P. Sieminski

E-mail: jsieminski@emslp.com

with a required concurrent copy (which shall not constitute notice to the Parent Parties) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention: Ryan J. Maierson

E-mail: ryan.maierson@lw.com

If to the Companies (prior to the Closing) to:

Longevity Market Assets, LLC

2101 Park Center Drive, Suite 170

Orlando, Florida 32835

Attention: Jay Jackson
Email: jay@abacuslife.com

Abacus Settlements, LLC

2101 Park Center Drive, Suite 220

Orlando, Florida 32835

Attention: Jay Jackson
Email:   jay@abacuslife.com

with a required concurrent copy (which shall not constitute notice to the Group Companies) to:

Locke Lord LLP

Terminus 200, Suite 1200

3333 Piedmont Road, NE

Atlanta, Georgia 30305

Attention: Brian T. Casey

E-mail: bcasey@lockelord.com

All such notices, requests, demands, waivers and communications shall be deemed received upon (i) actual receipt thereof by the addressee, or (ii) actual delivery thereof to the appropriate address.

Section 9.4Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

Section 9.5Binding Effect; Assignment.  This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned in whole or in part, directly or indirectly, including by operation of law, by any Party without the prior written consent of the other Parties, and any attempted or purported assignment or delegation in violation of this Section 9.5 shall be null and void.

Section 9.6No Third Party Beneficiaries.  Except as otherwise provided in Section 5.8, Section 9.1 and Section 9.16, this Agreement is exclusively for the benefit of the Companies, and their respective successors and permitted assigns, with respect to the obligations of the Parent Parties under this Agreement, and for the benefit of the Parent Parties, and their respective successors and permitted assigns, with respect to the obligations of the Companies under this Agreement, and this Agreement shall not be deemed to confer upon or give to any other third party, including any Parent Stockholder, holders of Parent Private Warrants and holders of Parent Public Warrants any remedy, claim, liability, reimbursement, cause of action or other right, including the right to rely upon the representations and warranties set forth in this Agreement. The representations and warranties in this Agreement are the product of negotiations among the Parties.

Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 9.13. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

Section 9.7Section Headings.  The Article and Section headings contained in this Agreement are exclusively for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement.

Section 9.8Consent to Jurisdiction, Etc.  Each Party, and any Person asserting rights as a third party beneficiary hereunder, irrevocably agrees that any Legal Dispute shall be brought exclusively in the courts of the State of Delaware; provided that if subject matter jurisdiction over such Legal Dispute is vested exclusively in the United States federal courts, such Legal Dispute shall be heard in the United States District Court for the District of Delaware.  Each Party, and any Person asserting rights as a third party beneficiary hereunder, hereby irrevocably and unconditionally submits to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Laws, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such Legal Dispute that is brought in any such court has been brought in an inconvenient forum.  During the period a Legal Dispute that is filed in accordance with this Section 9.8 is pending before a court, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court.  Each Party, and any Person asserting rights as a third party beneficiary hereunder, may bring such Legal Dispute only if it hereby waives, and shall not assert as a defense in any Legal Dispute, that (a) such Party is not personally subject to the jurisdiction of the above named courts for any reason, (b) such action, suit or proceeding may not be brought or is not maintainable in such court, (c) such Party’s property is exempt or immune from execution, (d) such Legal Dispute is brought in an inconvenient forum or (e) the venue of such action, suit or proceeding is improper.  A final judgment in any action, suit or proceeding described in this Section 9.8 following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Laws.  EACH OF THE PARTIES, AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREUNDER, MAY BRING A LEGAL DISPUTE ONLY IF IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO.  IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY, NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY, SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  FURTHERMORE, NO PARTY, NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY, SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

Section 9.9Entire Agreement.  This Agreement (including the Company Disclosure Schedules and Exhibits attached hereto) and the Ancillary Agreements constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter of this Agreement.  Each Party acknowledges and agrees that, in entering into this Agreement, such Party has not relied on any representations, warranties, promises or assurances, written or oral, that are not reflected in this Agreement (including the Company Disclosure Schedules and Exhibits attached hereto) or the Ancillary Agreements.

Section 9.10Governing Law.  This Agreement shall be governed by and construed in solely accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters, including matters of validity, construction, effect, performance and remedies.

Section 9.11Specific Performance.  The Parties acknowledge that the rights of each Party to consummate the transactions contemplated hereby are unique and recognize and affirm that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non‑breaching Party may have no adequate remedy at law.  Accordingly, the Parties agree that such non-breaching Party shall have the right, in addition to any other rights and remedies existing in their favor at law or in equity, to enforce its rights and the other Party’s obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief (without posting of bond or other security), including any order, injunction or decree sought by such non-breaching Party to cause the other Party to perform its respective agreements and covenants contained in this Agreement.  Each Party further agrees that the only permitted objection that it may raise in response to any action for equitable relief is that it contests the existence of a breach or threatened breach of this Agreement, and that no Party shall allege, and each Party hereby irrevocably waives the defense, that there is an adequate remedy at law.

Section 9.12Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Signatures to this Agreement transmitted by electronic mail in .pdf form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document (including DocuSign or other such services), will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.  No Party shall be bound until such time as all of the Parties have executed counterparts of this Agreement.

Section 9.13Amendment; Modification; Waiver.  This Agreement may be amended, modified or supplemented at any time only by written agreement of the Parties.  The conditions to each of the Parties’ respective obligations to consummate the Transactions are for the sole benefit of such Party and may be waived by such Party in whole or in part to the extent permitted by applicable Law; provided, however, that any such waiver shall only be effective if made in writing and executed by the Party against whom the waiver is to be effective.  No failure or delay by any Party in exercising any right, power or privilege hereunder or under applicable Law shall operate as a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

Section 9.14Time of Essence.  With regard to all dates and time periods set forth in this Agreement, time is of the essence.

Section 9.15Schedules.  Disclosure of any fact or item in any Schedule hereto referenced by a particular Section in this Agreement shall be deemed to have been disclosed with respect to every other Section in this Agreement in respect of which the applicability of such disclosure is reasonably apparent on its face.  The specification of any dollar amount in the representations or warranties contained in this Agreement or the inclusion of any specific item in any Schedules is not intended to imply that such amounts, or higher or lower amounts or the items so included or other items, are or are not material, and no Party shall use the fact of the setting of such amounts or the inclusion of any such item in any dispute or controversy as to whether any obligation, items or matter not described herein or included in a Schedule is or is not material for purposes of this Agreement or otherwise.

Section 9.16No Recourse.  Except to the extent otherwise set forth in the Ancillary Agreements, all claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Parties, and then only with respect to the specific obligations set forth herein with respect to such Party.  No Person who is not a Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance or breach (other than as set forth in the Ancillary Agreements), and, to the maximum extent permitted by Laws (other than as set forth in the Ancillary Agreements), each Party hereby waives and releases all such liabilities, claims, causes of action and obligations against any such Nonparty Affiliates.  Without limiting the foregoing, to the maximum extent permitted by Laws (other than as set forth in the Ancillary Agreements), (a) each Party hereby waives and releases any and all rights, claims, demands or causes of action that may otherwise be available in contract or in tort, at law or in equity, or granted by statute, to avoid or disregard the entity form of a Party or otherwise impose liability of a Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise, and (b) each Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to, this Agreement.

Section 9.17Construction.

(a)Unless the context of this Agreement otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural, (ii) references to one gender include the other gender, (iii) the words “include,” “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation,” (iv) the terms “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (v) the terms “day” and “days” mean and refer to calendar day(s), (vi) any statement in this Agreement to the effect that any information, document, or other material has been “made available” by any of the Group Companies shall mean that a true, correct, and complete copy of such information, document, or other material was included in and available at the “LMA Drive” online data site at least four (4) Business Days prior to the date hereof and was not removed after being included in such online data site, and (vii) the terms “year” and “years” mean and refer to calendar year(s).

(b)Unless otherwise set forth in this Agreement and for disclosure purposes only if made available to Parent, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) (A) includes and incorporates all exhibits, schedules and other attachments thereto, (B) includes all documents, instruments or agreements issued or executed in replacement thereof and (C) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (ii) a particular Law means such Law, as amended, modified, supplemented or succeeded from time to time and in effect on the date hereof.  All Article, Section, Exhibit and Schedule references herein are to Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specified.

(c)This Agreement shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if all Parties had prepared it.

Section 9.18Non-Survival.

(a)

Except for the representations in Section 3.28 and Section 4.21, none of the representations, warranties or pre-Closing covenants in this Agreement (or in any Ancillary Agreement or other document, certificate or instrument delivered pursuant to or in connection with this Agreement) shall survive the Closing.  The Parties acknowledge and agree that, in the event that the Closing occurs, no Party may bring a claim, suit, action or proceeding against Parent, the LMA Members, the Abacus Members or any of their respective Affiliates, claiming, based upon or arising out of a breach of any their respective representations, warranties or any covenants the performance of which is substantially in the period prior to Closing.

(b)	This Article IX and the covenants and agreements contained in or made pursuant to this Agreement (or in any document, certificate or instrument delivered pursuant to or in connection with this Agreement) that by their terms apply in whole or in part after the Closing shall survive the Closing in accordance with their terms.

Section 9.19Trust Account Waiver.  Notwithstanding anything else in this Agreement, the Group Companies acknowledge that they have read the prospectus dated July 23, 2020 (the “Prospectus”) and understand that Parent has established the Trust Account for the benefit of Parent’s public stockholders and that Parent may disburse monies from the Trust Account only (a) to Parent in limited amounts from time to time in order to permit Parent to pay its operating expenses, (b) if Parent completes the transactions which constitute a Business Combination, then to those Persons and in such amounts as described in the Prospectus, and (c) if Parent fails to complete a Business Combination within the allotted time period and liquidates, subject to the terms of the Trust Agreement, to Parent in limited amounts to permit Parent to pay the costs and expenses of its liquidation and dissolution, and then to Parent’s public stockholders.  All liabilities and obligations of Parent due and owing or incurred at or prior to the Closing shall be paid as and when due, including all amounts payable (x) to Parent’s public stockholders in the event they elect to have their shares redeemed in accordance with Parent’s Organizational Documents and/or the liquidation of Parent, (y) to Parent after, or concurrently with, the consummation of a Business Combination, and (z) to Parent in limited amounts for its operating expenses and tax obligations incurred in the Ordinary Course.  The Group Companies further acknowledge that, if the transactions contemplated by this Agreement (or, upon termination of this Agreement, another Business Combination) are not consummated by January 27, 2023, Parent will be obligated to return to its stockholders the amounts being held in the Trust Account, unless such date is otherwise extended.  Upon the Closing, Parent shall cause the Trust Account to be disbursed to Parent and as otherwise contemplated by this Agreement.  Accordingly, the Group Companies, for each of themselves and their respective subsidiaries, affiliated entities, directors, officers, employees, equityholders, representatives, advisors and all other associates and Affiliates, hereby waive all rights, title, interest or claim of any kind to collect from the Trust Account any monies that may be owed to them by Parent for any reason whatsoever, including for a breach of this Agreement by Parent or any negotiations, agreements or understandings with Parent (whether in the past, present or future), and will not seek recourse against the Trust Account at any time for any reason whatsoever, in each case except as expressly contemplated by this Agreement. This paragraph will survive the termination of this Agreement for any reason.

[Signature pages follow.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.

PARENT:

EAST RESOURCES ACQUISITION COMPANY

By:	/s/ Gary L. Hagerman, Jr.
	Name:	Gary L. Hagerman, Jr.
	Title:	Chief Financial Officer and Treasurer

Signature Page to Agreement and Plan of Merger

LMA MERGER SUB:

LMA MERGER SUB, LLC

By:	East Resources Acquisition Company, its sole member

By:	/s/ Gary L. Hagerman, Jr.
	Name:	Gary L. Hagerman, Jr.
	Title:	Chief Financial Officer and Treasurer

Signature Page to Agreement and Plan of Merger

ABACUS MERGER SUB:

ABACUS MERGER SUB, LLC

By:	East Resources Acquisition Company, its sole member

By:	/s/ Gary L. Hagerman, Jr.
	Name:	Gary L. Hagerman, Jr.
	Title:	Chief Financial Officer and Treasurer

Signature Page to Agreement and Plan of Merger

LMA:

LONGEVITY MARKET ASSETS, LLC

By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer

Signature Page to Agreement and Plan of Merger

Abacus:

ABACUS SETTLEMENTS, LLC

By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer

Signature Page to Agreement and Plan of Merger

EXHIBIT A

DEFINITIONS

For purposes of this Agreement, each of the following terms (including the singular and plural thereof, as applicable) shall have the meaning set forth below:

“Abacus Interest” means the limited liability company interests in Abacus.

“Abacus Members” means the holders of Abacus Interests as set forth in Section 3.3(a) the Company Disclosure Schedules.

“Actions” means actions, mediations, suits, litigations, arbitrations, claims, charges, grievances, complaints, proceedings, audits, inquiries, investigations or reviews.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by, or under common control with, such specified Person.  For the avoidance of doubt, securitization vehicles created by or on behalf of the Companies or their Subsidiaries shall not be their Affiliates.

“Aggregate Merger Consideration” means the Cash Consideration and the Stock Consideration, collectively.

“Aggregate Transaction Proceeds” means an amount equal to: (a) the aggregate cash proceeds available for release to Parent from the Trust Account in connection with the Transactions; plus (b) the PIPE Investment Amount; minus (c) the aggregate amount of cash proceeds required to satisfy the redemption of any shares of Parent Common Stock by stockholders of Parent; minus (d) the Parent Transaction Expenses; minus (e) the Company Transaction Expenses; minus (e) the Working Capital Loan Amount.

“Ancillary Agreements” means, collectively, the Transaction Confidentiality Agreement, the Company Support Agreement, the Sponsor Support Agreement and the A&R Registration Rights Agreement.

“Anti-Corruption Laws” means all U.S. and non-U.S. Laws relating to the prevention of corruption and bribery, including, without limitation, the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the UK Bribery Act of 2010.

“Available Cash Amount” means an amount equal to the Aggregate Transaction Proceeds minus $200,000,000.

“Balance Sheet Date” means the date of the Interim Balance Sheet.

“Burdensome Condition” means, in connection with any approval of the Florida Office of Insurance Regulation, the California Insurance Department, or any agreement with, or condition or requirement imposed by the Florida Office of Insurance Regulation or the California Department of Insurance that (a) has, or would reasonably be expected to have, a Material Adverse Effect on the Companies following the Closing or (b) involves any significant adverse effect on the economic benefits that either (i) Parent or (ii) the Companies, respectively, reasonably expects to obtain from the Transactions.

“Business Combination” has the meaning given to such term in the Organizational Documents of Parent.

“Business Day” means any day except Saturday, Sunday or any days on which banks are generally not open for business in New York, New York.

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136) and any administrative or other guidance published with respect thereto by any Governmental Entity.

“Cash and Cash Equivalents” means the cash, cash equivalents, checks received but not cleared and deposits in transit of the Group Companies as of the Closing, measured in accordance with GAAP and absent any effects of the transactions contemplated hereby.  For the avoidance of doubt, Cash and Cash Equivalents shall not include restricted cash, any cash overdrafts, issued but uncleared checks or other negative balances.

“Cash Consideration” means an amount of cash equal to the Available Cash Amount, if any, and payable to Company Members in accordance with Article II; provided that, the Cash Consideration shall not exceed $20,000,000, in the aggregate.

“COBRA” means Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code, and any similar state Law.

“Code” means the United States Internal Revenue Code of 1986, as amended, or any successor Law.

“Company Benefit Plan” means (i) each “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”) and (ii) any other plan, policy, program or agreement (including any employment, bonus, incentive or deferred compensation, equity or equity-based compensation, severance, retention, supplemental retirement, change in control or similar plan, policy, program or agreement) providing compensation or other benefits to any current or former director, officer, individual consultant, worker or employee, which are maintained, sponsored or contributed to by a Group Company, or to which a Group Company is a party or has or may have any liability, and in each case whether or not (1) subject to the Laws of the United States, (2) in writing or (3) funded, but excluding in each case any statutory plan, program or arrangement that is required under applicable law and maintained by any Governmental Entity.

“Company Fundamental Representations” means the representations and warranties set forth in Section 3.1 (Organization), Section 3.2 (Authorization), Section 3.3 (Capitalization), Section 3.4 (Company Subsidiaries), and Section 3.8(c) (Absence of Certain Changes).

“Company Members” means the LMA Members and the Abacus Members, collectively.

“Company Owned Intellectual Property” means all Company Intellectual Property that is owned or purported to be owned by any Group Company, including all Company Products.

“Company Product Data” means all data and information, whether in electronic or any other form or medium, that is accessed, collected, used, processed, stored, shared, distributed, transferred, disclosed, destroyed, or disposed of by any of the Company Products.

“Company Products” means each product and service (whether for internal or external use) that is or has been developed, marketed, licensed, sold, performed, produced, serviced, distributed, or otherwise made available by any Group Company, including any product or service currently under development by any Group Company.

“Company Registered Intellectual Property” means all registrations, issuances, and applications for Company Owned Intellectual Property, including any of the foregoing set forth on Section 3.10(a) of the Company Disclosure Schedules.

“Company Subsidiary” means any Subsidiary of either Company.

“Company Systems” means all Software, computer hardware (whether general or special purpose), electronic data processing systems, information systems, record keeping systems, communications systems, telecommunication systems, networks, interfaces, platforms, servers, peripherals, and computer systems, in each case that is owned, solely used by, or under the control of the Group Companies in the conduct of their business.

“Company Transaction Expenses” means the legal, accounting, financial advisory, and other advisory, transaction or consulting fees and expenses incurred and paid by each Company, the Company Members (but, with respect to the Company Members, only to the extent a Group Company is obligated to pay such fees or expenses) in connection with the transactions contemplated by this Agreement, without limitation, (a) any fees and expenses payable under the terms of any management agreement or related to the termination of any Contract with an Affiliate, and (b) the Tail Premium.

“Contract” means any written or oral contract, lease, license, indenture, instrument, undertaking or other legally enforceable agreement (other than standard “click through” licenses or agreements).

“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Law, Order, directive, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19, including, but not limited to, the CARES Act and FFCRA.

“Data Partners” means, collectively, all vendors, processors or other third parties Processing Personal Data for or on behalf of the Group Companies and/or with whom the Group Companies otherwise share Personal Information.

“Data Security Requirements” means, collectively, all of the following to the extent relating to Processing Personal Data by a Group Company: (i) applicable Laws (including the California Consumer Privacy Act (CCPA) and General Data Protection Regulation (GDPR) (EU) 2016/679), (ii) binding and enforceable guidelines and industry standard applicable to the industry in which any Group Company’s business operates (including as applicable the Payment Card Industry Data Security Standard (PCI-DSS)), (iii) the Group Companies’ own internal and external data security rules, policies, and procedures, and (iv) contractual obligations relating to the Processing of Personal Data by which the Companies are bound.

“Environmental Laws” means all federal, state and local Laws relating to public or worker health and safety (to the extent relating to exposure to Hazardous Substances), protection of the environment (including surface or ground water, drinking water supply, soil, surface or subsurface strata or medium, or ambient air), pollution, or Hazardous Substances (including exposure to or Release of Hazardous Substances).

“Environmental Permits” means all Licenses applicable to any Group Company issued pursuant to Environmental Laws.

“Equity Value” means $618,000,000.

“ERES Sponsor” means East Sponsor, LLC, a Delaware limited liability company .

“ERISA Affiliate” means any Person that together with the Companies or a Company Subsidiary, is or was, at a relevant time, treated as a single employer under Section 414(b), (c) or (m) of the Code.

“Ex-Im Laws” means (i) all U.S. Laws relating to export, reexport, transfer, and import controls, including, without limitation, the Export Administration Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and (ii) all non-U.S. Laws relating to export, reexport, transfer, and import controls, including the EU Dual Use Regulation, except to the extent inconsistent with U.S. law.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exchange Agent” means Continental Stock Transfer & Trust Company.

“Exchange Agent Agreement” means the paying and exchange agent agreement to be entered into at or prior to Closing by Parent and the Exchange Agent.

“FFCRA” means the Families First Corona Response Act (Public Law 116-127) and any administrative or other guidance published with respect thereto by any Governmental Entity.

“Forward Purchase Agreement” means that certain Forward Purchase Agreement, dated as of July 2, 2020, by and between Parent and East Asset Management, LLC, a Delaware limited liability company and an Affiliate of Parent, as amended, restated, modified or supplemented from time to time.

“Fraud” means actual, knowing and intentional common law fraud under the laws of the State of Delaware with respect to the making of the representations and warranties contained in Article III or Article IV.

“GAAP” means generally accepted accounting principles in the United States.

“Government Official” shall mean any officer or employee of a Governmental Entity or any department, agency or instrumentality thereof, including state-owned entities, or of a public organization or any Person acting in an official capacity for or on behalf of any such government, department, agency, or instrumentality or on behalf of any such public organization.

“Governmental Entity” means any multinational, national, federal, state or local government, any political subdivision thereof or any governmental authority or agency, including any court, administrative or regulatory agency, department, instrumentality, tribunal, arbitrator, legislative body, authority, body or commission, or any arbitral body (public or private), in the United States or in a foreign jurisdiction.

“Group Companies” means, collectively, each Company and each Company Subsidiary.

“Hazardous Substance” means any chemical, material or substance listed, classified, defined or regulated as a toxic or hazardous substance, waste, pollutant, contaminant, or words of similar meaning or regulatory effect, or with respect to which the use, handling or disposal by the Group Companies is governed by or subject to applicable Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“Indebtedness” means, without duplication, with respect to any Person, all obligations (including all obligations in respect of principal, accrued interest, penalties, breakage costs, fees and premiums) of such Person (a) for borrowed money, (b) evidenced by notes, bonds, debentures, hedging or swap arrangements or similar contracts or instruments, (c) for the deferred purchase price of assets, property, goods or services (other than trade payables, or accruals incurred in the Ordinary Course) and with respect to any conditional sale, title retention, consignment or similar arrangements, (d) under capital leases, (e) by which such Person assured a creditor against loss, including letters of credit and bankers’ acceptances, in each case to the extent drawn upon or currently payable and not contingent, (f) for earn-out or contingent payments related to acquisitions or investments, (g) for outstanding severance obligations and any accrued, but unpaid, annual bonus obligations, plus the employer’s share of payroll, social security, Medicare and unemployment Taxes and other similar assessments associated therewith (computed as though all such amounts were payable on the Closing Date), (h) for unfunded pension or retirement agreements, programs, policies, or other arrangements, (i) in respect of dividends declared or distributions payable, and (j) in the nature of guarantees of the obligations described in clauses (a) through (i) above of any other Person, in each case excluding intercompany indebtedness.

“Intellectual Property” means all intellectual property and other proprietary rights throughout the world, including all of the following: (a) trademarks, service marks, trade names, trade dress, corporate names, logos, Internet domain names, Internet websites and URLs, social media identifiers and other indicia of origin (together with the goodwill associated therewith); (b) patents, patent applications and inventions and all improvements thereto (whether or not patentable or reduced to practice); (c) copyrights and all works of authorship (whether or not copyrightable); (d) registrations and applications for any of the foregoing; (e) trade secrets, know-how, processes, methods, techniques, inventions, formulae, technologies, algorithms, layouts, designs, protocols, specifications, data compilations and databases, and proprietary rights in confidential information; (f) Software; (g) rights of privacy and publicity, including the right to use the name, likeness, image, signature and biographical information of any natural Person; and (h) moral rights.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC promulgated thereunder.

“JOBS Act” means the Jumpstart Our Business Startups Act of 2012.

“Knowledge of the Companies” means the actual knowledge of Jay Jackson, Sean McNealy, Scott Kirby and Matt Ganovsky, after reasonable inquiry.

“Law” means any laws, common laws, statutes, rules, acts, codes, regulations, ordinances, determinations, executive orders or Orders of, or issued by, Governmental Entities in the United States or in a foreign jurisdiction.

“Legal Dispute” means any action, suit or proceeding between or among the Parties arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or any related document.

“Licenses” means all licenses, approvals, authorizations, consents, notices, waivers, declarations, permits (including operation permits), registrations and certificates issued by any Governmental Entity.

“Liens” means mortgages, liens, pledges, security interests, charges, claims, restrictions, licenses, deeds of trust, defects in title, contingent rights or other burdens, options or encumbrances.

“LMA Interest” means the limited liability company interests in LMA.

“LMA Members” means the holders of LMA Interests as set forth in Section 3.3(a) of the Company Disclosure Schedules.

“Look-Back Date” means January 1, 2020.

“Material Adverse Effect” means, with respect to any specified Party, any event, change, development, effect or occurrence that, individually or in the aggregate with all other events, changes, developments, effects or occurrences, has had or would reasonably be expected to have a materially adverse effect on the business, assets, liabilities, financial condition or results of operations of such Party and its Subsidiaries, taken as a whole; provided, that the term “Material Adverse Effect” shall not include any event, change, development, effect or occurrence to the extent caused by or attributable to (a) changes or proposed changes in laws, regulations or binding decisions of any Governmental Entity, (b) changes or proposed changes in GAAP, (c) actions or omissions of such Party taken with the prior written consent of all the other Parties hereto pursuant to this Agreement, (d) actions or omissions of such Party required by this Agreement or the Ancillary Agreements, (e) general economic conditions, including changes in the credit, debt, financial, capital markets (including changes in interest or exchange rates, prices of any security or market index or any disruption of such markets), in each case, in the United States or anywhere else in the world, (f) events or conditions generally affecting the industries in which such Party operates, (g) global, national or regional political conditions, including national or international hostilities, acts of terror or acts of war, sabotage or terrorism or military actions or any escalation or worsening of any hostilities, acts of war, sabotage or terrorism or military actions, (h) any epidemic, pandemic or disease outbreak (including COVID-19) or any COVID-19 Measures or any change in COVID-19 Measures or interpretations thereof following the date of this Agreement, (i) acts of God, earthquakes, hurricanes, tornados or other natural disasters, (j) the announcement or pendency of this Agreement or the transactions contemplated hereby or the identity of the Parties in connection with the transactions contemplated hereby, (k) the failure by such Party to take any commercially reasonable action that is prohibited by this Agreement unless the other Parties hereto have consented in writing and in advance to the taking thereof, or (l) any failure to meet any projections, forecasts, guidance, estimates, milestones, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position; provided, that the matters described in clauses (e) through (g) shall be included in the term “Material Adverse Effect” to the extent any such matter has a disproportionate, materially adverse effect on the business, assets, financial condition or results of operations of such Party and its Subsidiaries, taken as a whole, relative to other participants in the same business as such Party (in which case only the incremental disproportionate effect may be taken into account in determining whether there has been or would be a Material Adverse Effect, to the extent such change is not otherwise excluded from being taken into account by clauses (a) through (l) above).

“Open Source Software” means any Software that is licensed pursuant to: (a) a license that is approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, which licenses include all versions of the GNU

General Public License (GPL), the GNU Lesser General Public License (LGPL), the GNU Affero GPL, the MIT license, the Eclipse Public License, the Common Public License, the CDDL, the Mozilla Public License (MPL), the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), and the Sun Industry Standards License (SISL); and (b) any license to Software that is considered “free” or “open source software” by the Open Source Foundation or the Free Software Foundation; or (c) any Reciprocal License, in each case whether or not source code is available or used in such license.

“Order” means any award, order, judgment, decision, determination, writ, injunction, ruling or decree entered, issued, made or rendered by any Governmental Entity of competent jurisdiction in the United States or in a foreign jurisdiction.

“Ordinary Course” means, with respect to any Party, the ordinary course of business consistent with the past practices of such Party.

“Organizational Documents” means (a) the certificate of incorporation, (b) bylaws, (c) any charter or similar document adopted or filed in connection with the creation, formation or organization of a Person, (d) any limited liability company, partnership or shareholder agreement, and (e) any amendment to any of the foregoing.

“Parent Class B Stock” means the Class B common stock, par value $0.0001 per share, of Parent.

“Parent Common Stock” means the Class A common stock, par value $0.0001 per share, of Parent.

“Parent Fundamental Representations” means the representations and warranties set forth in Section 4.1 (Organization), Section 4.2 (Authorization), Section 4.3 (Capitalization), and Section 4.7(b) (Absence of Certain Changes).

“Parent Legal Expenses” means the fees, costs and expenses of legal counsel incurred by the Parent Parties in connection with the transactions contemplated hereby.

“Parent Material Contract” means a material contract, as such term is defined in Regulation S-K of the SEC, to which Parent is party.

“Parent Private Warrants” means the redeemable warrants of Parent, each exercisable in accordance with its terms to purchase one (1) share of Parent Common Stock at an exercise price of eleven dollars and fifty cents ($11.50) per share, subject to adjustment, that were sold in a private placement concurrently with the closing of Parent’s initial public offering.

“Parent Public Warrants” means the redeemable warrants of Parent, each exercisable in accordance with its terms to purchase one (1) share of Parent Common Stock at an exercise price of eleven dollars and fifty cents ($11.50) per share, subject to adjustment, that were sold as part of the Parent units in Parent’s initial public offering.

“Parent Reports” means each form, statement, registration statement, prospectus, report, schedule, proxy statement and other document (including exhibits and schedules thereto and the other information incorporated therein) filed with or furnished to the SEC on a voluntary basis or otherwise since July 23, 2020 by Parent pursuant to the Securities Act or the Exchange Act, including any amendments thereto.

“Parent Share Value” means $10.00.

“Parent Stockholders” means the holders of Parent Common Stock or Parent Class B Stock.

“Parent Transaction Expenses” means the fees, costs and expenses incurred by the Parent Parties in connection with the transactions contemplated hereby, including the deferred underwriting commission paid to the underwriters of Parent’s initial public offering and the fees, costs and expenses of its financial advisors and accountants and the Parent Legal Expenses.

“Permitted Liens” means (a) Liens for Taxes not yet due and payable or that are being contested in good faith and for which adequate reserves have been established in accordance with GAAP, (b) statutory Liens of landlords with respect to Leased Real Property, (c) Liens of carriers, warehousemen, mechanics, materialmen and repairmen incurred in the Ordinary Course and for amounts which are not yet due and payable, (d) in the case of Leased Real Property, zoning, building and other land use Laws regulating the use or occupancy of such Leased Real Property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such Leased Real Property which are not violated by the current use or occupancy of such Leased Real Property or the operation of the business conducted thereon, (e) in the case of Leased Real Property, restrictions, variances, covenants, rights of way, encumbrances, easements and other similar matters of record, none of which, individually or in the aggregate, interfere or would interfere in any material respect with the present use of or occupancy of the affected parcel by the applicable Group Company or the operation of the business conducted thereon, (f) Liens securing the Indebtedness of any Group Company to be released on or prior to Closing and (g) in the case of Intellectual Property, non-exclusive licenses that are granted in the Ordinary Course.

“Person” means any individual, partnership, joint venture, corporation, trust, limited liability company, unincorporated organization or other entity or any Governmental Entity.

“Personal Data” means all data relating to one or more individual(s) that is personally identifying (i.e., data that identifies, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular individual (whether in electronic or any other form or medium)) or that is otherwise protected by the Data Security Requirements.

“PIPE Investment Amount” means the proceeds, if any, received by the Companies or Parent pursuant to the Subscription Agreements entered into after the date hereof,

pursuant to which, among other things, each Subscriber agrees to subscribe for and purchase on the Closing Date immediately prior to the Mergers, and Parent or the Companies, as the case may be, agrees to issue and sell to each such Subscriber on the Closing Date immediately prior to the Mergers, the number of shares of Parent Common Stock or such other security set forth in the applicable Subscription Agreement in exchange for the purchase price set forth therein, in each case, on the terms and subject to the conditions set forth in the applicable Subscription Agreement.

“Pre-Closing Tax Period” means all taxable periods ending on or before the Closing Date and the portion of any Straddle Period through the end of the Closing Date.

“Process” or “Processing” means any operation or set of operations performed on Personal Data (whether electronically or in any other form or medium), including the collection, use, access, storage, recording, distribution, transfer, import, export, privacy protection (including security measures), disposal or disclosure of Personal Data.

“Producer” means any producer, distributor, broker, agent, general agent, managing general agent, master broker agency, broker general agency, financial specialist or other Person responsible for soliciting, selling, marketing or producing insurance policies.

“Reciprocal License” means a license of an item of Software that requires or that conditions any rights granted in such license upon: (i) the disclosure, distribution or licensing of any other Software (other than such item of Software as provided by a third party in its unmodified form); (ii) a requirement that any disclosure, distribution or licensing of any other Software (other than such item of Software in its unmodified form) be at no charge; (iii) a requirement that any other licensee of the Software be permitted to access the source code of, modify, make derivative works of, or reverse-engineer any such other Software; (iv) a requirement that such other Software be redistributable by other licensees; or (v) the grant of any patent rights (other than patent rights in such item of Software), including non-assertion or patent license obligations (other than patent obligations relating to the use of such item of Software).

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, dumping or disposing into the environment.

“Representatives” of any Person shall mean such Person’s directors, managers, officers, employees, agents, attorneys, consultants, advisors or other representatives.

“Requisite Company Approvals Deadline” means 5:00 p.m. Eastern Time on the first Business Day after the date of this Agreement.

“Sanctioned Country” means any country or region that is or has  since the Look-Back Date been the subject or target of a comprehensive embargo under Sanctions Laws (as of the date of this Agreement, Cuba, Iran, North Korea, Sudan, Syria and the Crimea region of Ukraine).

“Sanctioned Person” means any individual or entity that is the target of sanctions or restrictions under Sanctions Laws or Ex-Im Laws, including: (i) any individual or entity listed on any applicable U.S. or non-U.S. sanctions-or export-related restricted party list, including, the U.S. Department of the Treasury’s Office of Foreign Asset Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List and the EU Consolidated List; (ii) any entity that is, where relevant under applicable Sanctions or Ex-Im Laws, 50 percent (50%) or greater owned (in the aggregate), directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i); or (iii) any person resident, operating, or organized in a Sanctioned Country.

“Sanctions Laws” means all Laws relating to economic or trade sanctions administered or enforced by the United States (including by OFAC or the U.S. Department of State), the United Nations Security Council, and the European Union.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Software” means all computer software (in object code or source code format), data and databases, and related documentation.

“Sponsor PIK Note Amount” has the meaning set forth in the Sponsor Support Agreement.1

“Stock Consideration” means the number of shares of Parent Common Stock equal to (a) Equity Value divided by (b) the Parent Share Value.

“Straddle Period” means any taxable period that includes (but does not end on) the Closing Date.

“Subsidiary” or “Subsidiaries” means with respect to any Person, any corporation, limited liability

[1]

Note to Draft: To equal the minimum cash threshold minus the Aggregate Transaction Proceeds, subject to a cap equal to the aggregate Parent Transaction Expenses, Company Transaction Expenses and the Working Capital Loan Amount. A form of the Sponsor PIK Note will be attached to the Sponsor Support Agreement.

company, partnership, association, or business entity, whether incorporated or unincorporated, of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof, (b) if a partnership (whether general or limited), a general partner interest is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof or (c) if a limited liability company, partnership, association, or other business entity (other than a corporation), a majority of partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity (other than a corporation) if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses.

“Tax Return” means any report, return, declaration, claim for refund or information return or statement or other information required or permitted to be supplied to a Governmental Entity in connection with Taxes together with any attachments and all amendments thereto.

“Taxes” means (i) all federal, state, local or non-U.S. taxes, including income, franchise, capital stock, real property, personal property, tangible, withholding, employment, payroll, social security, social contribution, unemployment compensation, disability, stamp, transfer, registration, escheat, sales, use, excise, gross receipts, value-added, estimated, alternative or add-on minimum, customs and all other taxes, assessments, duties, levies, and other governmental charges of any kind in the nature of a tax, whether disputed or not, and any charges, additions, interest or penalties imposed by any Governmental Entity with respect thereto, (ii) any liability for or in respect of the payment of any amount of a type described in clause (i) of this definition as a result of being a member of an affiliated, combined, consolidated, unitary or other group for Tax purposes, and (iii) any liability for or in respect of the payment of any amount described in clauses (i) or (ii) of this definition as a transferee or successor, or by contract (excluding customary commercial agreements the primary subject of which is not Taxes).

“Transaction Confidentiality Agreement” means that certain Confidentiality Agreement, dated August 8, 2022, by and among LMA, Abacus and East Asset Management, LLC, a Delaware limited liability company and an Affiliate of Parent.

“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements to occur at or immediately prior to the Closing, including the Mergers.

“Treasury Regulations” means the Income Tax Regulations promulgated under the Code.

“Working Capital Loan Amount” means the aggregate amount of cash proceeds required to repay in full the Working Capital Loans as of the Effective Time.

“Working Capital Loans” means the outstanding loans made to Parent by ERES Sponsor as of the Effective Time as set forth on Section A of the Parent Disclosure Schedules, portions of which loaned amounts may be converted, at the option of the lender, into warrants identical to the Parent Private Warrants at a price of one dollar and fifty cents ($1.50) per warrant upon consummation of a Business Combination (such warrants, the “Working Capital Warrants”).

Additionally, each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Agreement	Preamble
Abacus	Preamble
Abacus Certificate of Merger	1.1(b)
Abacus Effective Time	1.1(b)
Abacus Interests	Recitals
Abacus Member Approval	3.2
Abacus Merger	Recitals
Abacus Merger Sub	Preamble
Abacus Surviving Company	Recitals
Accounts	3.10(a)
Acquisition Proposal	5.13(b)
Agreement	Preamble
Allocation Schedule	2.1(a)
A&R Bylaws	Recitals
A&R Charter	Recitals
A&R Registration Rights Agreement	5.18
Cash Consideration	2.2(b)
Cash Election	2.2(b)
Certificates of Merger	1.1(b)
Change in Recommendation	5.10
Closing	7.1
Closing Date	7.1
Companies	Preamble
Company Closing Certificate	6.3(c)
Company Disclosure Schedules	Article III
Company Intellectual Property	3.10(c)
Company Letter of Transmittal	2.3(a)
Company Material Contracts	3.13
Company Support Agreement	Recitals
Confidentiality Agreement	3.10(g)
DGCL	Recitals
DLLCA	Recitals
East Asset Management	Recitals
Effective Time	1.1(b)
ERISA	Exhibit A
Exchange Agent Fund	2.2(a)
Financial Statements	3.6
FIRPTA Certificate	5.7(c)
Forward Purchase Amount	Recitals
Forward Purchase Securities	Recitals
FRLLCA	Recitals
Indemnified Persons	5.8(a)
Interim Balance Sheet	3.6

Interim Financial Statements	3.6
IRS	3.17(b)(iv)
Lease	3.9(c)
Leases	3.9(c)
Leased Real Property	3.9(b)
LMA	Preamble
LMA Certificate of Merger	1.1(a)
LMA Interests	Recitals
LMA Effective Time	1.1(a)
LMA Member Approval	3.2
LMA Merger	Recitals
LMA Merger Sub	Preamble
LMA Surviving Company	Recitals
Malicious Code	3.10(k)
Material Customer	3.24
Material Supplier	3.24
Mergers	Recitals
Merger Sub	Preamble
Nonparty Affiliates	9.16
OFAC	Exhibit A
Offer	Recitals
Offering Shares	5.9(a)
Omnibus Incentive Plan	5.9(a)
Outside Date	8.1(e)
Parent	Preamble
Parent Board Recommendation	5.10
Parent Closing Certificate	6.2(c)
Parent Common Stockholders Meeting	5.10
Parent Disclosure Schedules	Article IV
Parent Fundamental Representations	6.2(a)
Parent Parties	Preamble
Parent Stockholder Approval	4.2
Parties	Preamble
Party	Preamble
PCAOB Financial Statements	5.17
Permitted Financing	5.2(b)
PIPE Investors	Recitals
PIPE Investment	Recitals
Prospectus	9.19
Proxy Statement	5.9(a)
Redomestication	5.20
Released Parties	9.1
Releasors	9.1
Requisite Company Approvals	3.2
S corporation	3.14(q)
Section 16	5.12

Security Incident	3.11(b)
Social Media Terms	3.10(a)
Sponsor Support Agreement	Recitals
Subscribers	Recitals
Subscription Agreements	Recitals
Surviving Companies	Recitals
Tail Premium	5.8(b)
Technical Deficiencies	3.10(j)
Trade Control Laws	3.19(a)
Transaction Proposals	5.9(a)
Transfer Taxes	5.7
Trust Account	4.16(a)
Trust Agreement	4.16(a)
Trust Amount	4.16(a)
Trustee	4.16(a)
WARN Act	5.1(b)(xiii)
Working Capital Warrants	Exhibit A

EXHIBIT D

Form of A&R Charter

SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
EAST RESOURCES ACQUISITION COMPANY

[______], 20[__]

East Resources Acquisition Company, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.The name of the Corporation is “East Resources Acquisition Company.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 22, 2020 which was subsequently amended and restated as of July 23, 2020 (the “Amended and Restated Certificate”).

2.This Second Amended and Restated Certificate of Incorporation (this “Second Amended and Restated Certificate”), which both restates and amends the provisions of the Amended and Restated Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

3.This Second Amended and Restated Certificate of Incorporation shall become effective on the date of filing with the Secretary of State of Delaware.

4.The text of the Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:

Article I
NAME

The name of the corporation is Abacus Life, Inc. (the “Corporation”).

Article II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation.

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Article III
REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 850 New Burton Road, Ste. 201, in the City of Dover, County of Kent, State of Delaware, 19904, and the name of the Corporation’s registered agent at such address is Cogency Global Inc.

Article IV
CAPITALIZATION

Section 4.1Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 201,000,000 shares, consisting of (a) 200,000,000 shares of common stock (the “Common Stock”) and (b) 1,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2Preferred Stock. The Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3Common Stock.

(a)Voting.

(i)Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the shares of Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii)Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the Common Stock are entitled to vote.

(iii)Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series

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of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(b)Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(c)Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them.

Section 4.4Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

Article V
BOARD OF DIRECTORS

Section 5.1Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Second Amended and Restated Certificate, and any Bylaws adopted by the stockholders of the Corporation; provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2Number, Election and Term.

(a)The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

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(b)Subject to Section 5.5, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5, if the number of directors that constitute the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, directors shall be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Second Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

(c)Subject to Section 5.5, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d)Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. There is no cumulative voting with respect to the election of directors.

Section 5.3Newly Created Directorships and Vacancies. Subject to Section 5.5, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4Removal. Subject to Section 5.5 and except as otherwise required by this Second Amended and Restated Certificate, any or all of the directors may be removed from office

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at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

Article VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws by the affirmative vote of a majority of the total number of directors present at a regular or special meeting of the Board at which there is a quorum or by unanimous written consent. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of the Corporation to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Article VII
SPECIAL MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.

Section 7.2Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Second Amended and Restated Certificate (including any Preferred Stock

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Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.

Article VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1Limitation of Director Liability. A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless a director or officer violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2Indemnification and Advancement of Expenses.

(a)To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and

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advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b)The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c)Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d)This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

Article IX
[RESERVED]

Article X
CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation, except, the doctrine of corporate opportunity shall apply with respect to any of the directors or officers of the Corporation only with respect to a corporate opportunity that was offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue, and to the extent the director or officer is permitted to refer that opportunity to the Corporation without violating any legal obligation.

Article XI
AMENDMENTS

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in

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Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI.

Article XII
EXCLUSIVE FORUM FOR CERTAIN LAWSUITS

Section 12.1Forum. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall to the fullest extent permitted by law be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate or the Bylaws, or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction; and subject to the preceding provisions of this Section 12.1, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Section 12.2Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 12.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to this Article XII. Notwithstanding the foregoing, the provisions of this Article XII shall not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts of the United States have exclusive jurisdiction.

Article XIII
SEVERABILITY

If any provision or provisions (or any part thereof) of this Second Amended and Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any person or entity or

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circumstance for any reason whatsoever, then, to the fullest extent permitted by law, (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Second Amended and Restated Certificate (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby, and (ii) the provisions of this Second Amended and Restated (including, without limitation, each portion of any paragraph of this Second Amended and Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their faith service or for the benefit of the Corporation to the fullest extent permitted by law.

[Signature page follows]

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IN WITNESS WHEREOF, East Resources Acquisition Company has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

EAST RESOURCES ACQUISITION COMPANY

By:
Name:
Title:

[Signature Page to Second Amended and Restated Certificate of Incorporation]

EXHIBIT E

Form of A&R Bylaws

AMENDED AND RESTATED

BYLAWS

OF

ABACUS LIFE, INC.

(THE “CORPORATION”)

Article I
OFFICES

Section 1.1.Registered Office. The registered office of the Corporation within the State of Delaware shall be located at either (a) the principal place of business of the Corporation in the State of Delaware or (b) the office of the corporation or individual acting as the Corporation’s registered agent in Delaware.

Section 1.2.Additional Offices. The Corporation may, in addition to its registered office in the State of Delaware, have such other offices and places of business, both within and outside the State of Delaware, as the Board of Directors of the Corporation (the “Board”) may from time to time determine or as the business and affairs of the Corporation may require.

Article ii
STOCKHOLDERS MEETINGS

Section 2.1.Annual Meetings. The annual meeting of stockholders shall be held at such place, either within or without the State of Delaware, and time and on such date as shall be determined by the Board and stated in the notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a). At each annual meeting, the stockholders entitled to vote on such matters shall elect those directors of the Corporation to fill any term of a directorship that expires on the date of such annual meeting and may transact any other business as may properly be brought before the meeting.

Section 2.2.Special Meetings. Subject to the rights of the holders of any outstanding series of the preferred stock of the Corporation (“Preferred Stock”), and to the requirements of applicable law, special meetings of stockholders, for any purpose or purposes, may be called only by the Chairman of the Board, the Chief Executive Officer or the Board pursuant to a resolution adopted by a majority of the Board, and may not be called by any other person. Special meetings of stockholders shall be held at such place, either within or without the State of Delaware, and at such time and on such date as shall be determined by the Board and stated in the Corporation’s notice of the meeting, provided that the Board may in its sole discretion determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication pursuant to Section 9.5(a).

Section 2.3.Notices. Written notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”). If said notice is for a stockholders meeting other than an annual meeting, it shall in addition state the purpose or purposes for which the meeting is called, and the business transacted at such meeting shall be limited to the matters so stated in the Corporation’s notice of meeting (or any supplement thereto). Any meeting of stockholders as to which notice has been given may be postponed, and any meeting of stockholders as to which notice has been given may be cancelled, by the Board upon public announcement (as defined in Section 2.7(c)) given before the date previously scheduled for such meeting.

Section 2.4. Quorum. Except as otherwise provided by applicable law, the Corporation’s Certificate of Incorporation, as the same may be amended or restated from time to time (the “Certificate of Incorporation”) or these Bylaws, the presence, in person or by proxy, at a stockholders meeting of the holders of shares of outstanding capital stock of the Corporation representing a majority of the voting power of all outstanding shares of capital stock of the Corporation entitled to vote at such meeting shall constitute a quorum for the transaction of business at such meeting, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of shares representing a majority of the voting power of the outstanding shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. If a quorum shall not be present or represented by proxy at any meeting of the stockholders of the Corporation, the chairman of the meeting may adjourn the meeting from time to time in the manner provided in Section 2.6 until a quorum shall attend. The stockholders present at a duly convened meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the voting power of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation or any such other corporation to vote shares held by it in a fiduciary capacity.

Section 2.5.Voting of Shares.

(a)Voting Lists. The Secretary of the Corporation (the “Secretary”) shall prepare, or shall cause the officer or agent who has charge of the stock ledger of the Corporation to prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders of record entitled to vote at such meeting; provided, however, that if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order and showing the address and the number and class of shares registered in the name of each stockholder. Nothing contained in this Section 2.5(a) shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If a meeting of stockholders is to be held solely by means of remote communication as permitted by Section 9.5(a), the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list required by this Section 2.5(a) or to vote in person or by proxy at any meeting of stockholders.

(b)Manner of Voting. At any stockholders meeting, every stockholder entitled to vote may vote in person or by proxy. If authorized by the Board, the voting by stockholders or proxy holders at any meeting conducted by remote communication may be effected by a ballot submitted by electronic transmission (as defined in Section 9.3), provided that any such electronic transmission must either set forth or be submitted with information from which the Corporation can determine that the electronic transmission was authorized by the stockholder or proxy holder. The Board, in its discretion, or the chairman of the meeting of stockholders, in such person’s discretion, may require that any votes cast at such meeting shall be cast by written ballot.

(c)Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies need not be filed with the Secretary until the meeting is called to order, but shall be filed with the Secretary before being voted. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority. No stockholder shall have cumulative voting rights.

(i)A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii)A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(d)Required Vote. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, at all meetings of stockholders at which a quorum is present, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. All other matters presented to the stockholders at a meeting at which a quorum is present shall be determined by the vote of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon, unless the matter is one upon which, by applicable law, the Certificate of Incorporation, these Bylaws or applicable stock exchange rules, a different vote is required, in which case such provision shall govern and control the decision of such matter.

(e)Inspectors of Election. The Board may, and shall if required by law, in advance of any meeting of stockholders, designate one or more persons as inspectors of election, who may be employees of the Corporation or otherwise serve the Corporation in other capacities, to act at such meeting of stockholders or any adjournment thereof and to make a written report thereof. The Board may appoint one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspectors of election or alternates are appointed by the Board, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall ascertain and report the number of outstanding shares and the voting power of each; determine the number of shares present in person or represented by proxy at the meeting and the validity of proxies and ballots; count all votes and ballots and report the results; determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. No person who is a candidate for an office at an election may serve as an inspector at such election. Each report of an inspector shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors.

Section 2.6.Adjournments. Any meeting of stockholders, annual or special, may be adjourned by the chairman of the meeting, from time to time, whether or not there is a quorum, to reconvene at the same or some other place. Notice need not be given of any such adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class or series of stock entitled to vote separately as a class, as the case may be, may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 9.2, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.7.Advance Notice for Business.

(a)Annual Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (i) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board or (iii) otherwise properly brought before the annual meeting by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote at such annual meeting on the date of the giving of the notice provided for in this Section 2.7(a) and on the record date for the determination of stockholders entitled to vote at such annual meeting and (y) who complies with the notice procedures set forth in this Section 2.7(a). Notwithstanding anything in this Section 2.7(a) to the contrary, only persons nominated for election as a director to fill any term of a directorship that expires on the date of the annual meeting pursuant to Section 3.2 will be considered for election at such meeting.

(i)In addition to any other applicable requirements, for business (other than nominations) to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary and such business must otherwise be a proper matter for stockholder action. Subject to Section 2.7(a)(iii), a stockholder’s notice to the Secretary with respect to such business, to be timely, must be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Corporation. The public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 2.7(a).

(ii)To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

(iii)The foregoing notice requirements of this Section 2.7(a) shall be deemed satisfied by a stockholder as to any proposal (other than nominations) if the stockholder has notified the Corporation of such stockholder’s intention to present such proposal at an annual meeting in compliance with Rule 14a-8 (or any successor thereof) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such stockholder has complied with the requirements of such rule for inclusion of such proposal in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.7(a), provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.7(a) shall be deemed to preclude discussion by any stockholder of any such business. If the Board or the chairman of the annual meeting determines that any stockholder proposal was not made in accordance with the provisions of this Section 2.7(a) or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 2.7(a), such proposal shall not be presented for action at the annual meeting. Notwithstanding the foregoing provisions of this Section 2.7(a), if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting of stockholders of the Corporation to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such matter may have been received by the Corporation.

(iv)In addition to the provisions of this Section 2.7(a), a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 2.7(a) shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(b)Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only pursuant to Section 3.2.

(c)Public Announcement. For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act (or any successor thereto).

Section 2.8.Conduct of Meetings. The chairman of each annual and special meeting of stockholders shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the President or if the President is not a director, such other person as shall be appointed by the Board. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board may adopt such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board, the chairman of any meeting of stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the chairman of the meeting, may include, without limitation, the following:  (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The secretary of each annual and special meeting of stockholders shall be the Secretary or, in the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary so appointed to act by the chairman of the meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9.Consents in Lieu of Meeting. Unless otherwise provided by the Certificate of Incorporation, until the Corporation consummates an initial public offering, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock entitled to vote thereon having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section and the DGCL to the Corporation, written consents signed by a sufficient number of holders entitled to vote to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Article iiI
DIRECTORS

Section 3.1.Powers; Number. The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders. Directors need not be stockholders or residents of the State of Delaware. Subject to the Certificate of Incorporation, the number of directors shall be fixed exclusively by resolution of the Board.

Section 3.2.Advance Notice for Nomination of Directors.

(a)Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided by the terms of one or more series of Preferred Stock with respect to the rights of holders of one or more series of Preferred Stock to elect directors. Nominations of persons for election to the Board at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors as set forth in the Corporation’s notice of such special meeting, may be made (i) by or at the direction of the Board or (ii) by any stockholder of the Corporation (x) who is a stockholder of record entitled to vote in the election of directors on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (y) who complies with the notice procedures set forth in this Section 3.2.

(b)In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary. To be timely, a stockholder’s notice to the Secretary must be received by the Secretary at the principal executive offices of the Corporation (i) in the case of an annual meeting, not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Corporation; and (ii) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the 10th day following the day on which public announcement of the date of the special meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting or special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described in this Section 3.2.

(c)Notwithstanding anything in paragraph (b) to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is greater than the number of directors whose terms expire on the date of the annual meeting and there is no public announcement by the Corporation naming all of the nominees for the additional directors to be elected or specifying the size of the increased Board before the close of business on the 90th day prior to the anniversary date of the immediately preceding annual meeting of stockholders, a stockholder’s notice required by this Section 3.2 shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase that are to be filled by election at such annual meeting, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the date on which such public announcement was first made by the Corporation.

(d)To be in proper written form, a stockholder’s notice to the Secretary must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder as they appear on the Corporation’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder (or a qualified representative of such stockholder) intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

(e)If the Board or the chairman of the meeting of stockholders determines that any nomination was not made in accordance with the provisions of this Section 3.2, or that the information provided in a stockholder’s notice does not satisfy the information requirements of this Section 3.2, then such nomination shall not be considered at the meeting in question. Notwithstanding the foregoing provisions of this Section 3.2, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting of stockholders of the Corporation to present the nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such nomination may have been received by the Corporation.

(f)In addition to the provisions of this Section 3.2, a stockholder shall also comply with all of the applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 3.2 shall be deemed to affect any rights of the holders of Preferred Stock to elect directors pursuant to the Certificate of Incorporation.

Section 3.3.Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors, including for service on a committee of the Board, and may be paid either a fixed sum for attendance at each meeting of the Board or other compensation as director. The directors may be reimbursed their expenses, if any, of attendance at each meeting of the Board. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees of the Board may be allowed like compensation and reimbursement of expenses for service on the committee.

Article iV
BOARD MEETINGS

Section 4.1.Annual Meetings. The Board shall meet as soon as practicable after the adjournment of each annual stockholders meeting at the place of the annual stockholders meeting unless the Board shall fix another time and place and give notice thereof in the manner required herein for special meetings of the Board. No notice to the directors shall be necessary to legally convene this meeting, except as provided in this Section 4.1.

Section 4.2.Regular Meetings. Regularly scheduled, periodic meetings of the Board may be held without notice at such times, dates and places (within or without the State of Delaware) as shall from time to time be determined by the Board.

Section 4.3.Special Meetings. Special meetings of the Board (a) may be called by the Chairman of the Board or President and (b) shall be called by the Chairman of the Board, President or Secretary on the written request of at least a majority of directors then in office, or the sole director, as the case may be, and shall be held at such time, date and place (within or without the State of Delaware) as may be determined by the person calling the meeting or, if called upon the request of directors or the sole director, as specified in such written request. Notice of each special meeting of the Board shall be given, as provided in Section 9.3, to each director (i) at least 24 hours before the meeting if such notice is oral notice given personally or by telephone or written notice given by hand delivery or by means of a form of electronic transmission and delivery; (ii) at least two days before the meeting if such notice is sent by a nationally recognized overnight delivery service; and (iii) at least five days before the meeting if such notice is sent through the United States mail. If the Secretary shall fail or refuse to give such notice, then the notice may be given by the officer who called the meeting or the directors who requested the meeting. Any and all business that may be transacted at a regular meeting of the Board may be transacted at a special meeting. Except as may be otherwise expressly provided by applicable law, the Certificate of Incorporation, or these Bylaws, neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice or waiver of notice of such meeting. A special meeting may be held at any time without notice if all the directors are present or if those not present waive notice of the meeting in accordance with Section 9.4.

Section 4.4.Quorum; Required Vote. A majority of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board, except as may be otherwise specifically provided by applicable law, the Certificate of Incorporation or these Bylaws. If a quorum shall not be present at any meeting, a majority of the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

Section 4.5.Consent In Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions (or paper reproductions thereof) are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 4.6.Organization. The chairman of each meeting of the Board shall be the Chairman of the Board or, in the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) or, in the absence (or inability or refusal to act) of the Chief Executive Officer or if the Chief Executive Officer is not a director, the President (if he or she shall be a director) or in the absence (or inability or refusal to act) of the President or if the President is not a director, a chairman elected from the directors present. The Secretary shall act as secretary of all meetings of the Board. In the absence (or inability or refusal to act) of the Secretary, an Assistant Secretary shall perform the duties of the Secretary at such meeting. In the absence (or inability or refusal to act) of the Secretary and all Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Article V
COMMITTEES OF DIRECTORS

Section 5.1.Establishment. The Board may, by resolution of the Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the resolution designating such committee. The Board shall have the power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee.

Section 5.2.Available Powers. Any committee established pursuant to Section 5.1 hereof, to the extent permitted by applicable law and by resolution of the Board, shall have and may exercise all of the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

Section 5.3.Alternate Members. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.

Section 5.4.Procedures. Unless the Board otherwise provides, the time, date, place, if any, and notice of meetings of a committee shall be determined by such committee. At meetings of a committee, a majority of the number of members of the committee (but not including any alternate member, unless such alternate member has replaced any absent or disqualified member at the time of, or in connection with, such meeting) shall constitute a quorum for the transaction of business. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee, except as otherwise specifically provided by applicable law, the Certificate of Incorporation, these Bylaws or the Board. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. Unless the Board otherwise provides and except as provided in these Bylaws, each committee designated by the Board may make, alter, amend and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board is authorized to conduct its business pursuant to Article III and Article IV of these Bylaws.

Article vI
OFFICERS

Section 6.1.Officers. The officers of the Corporation elected by the Board shall be one Chief Executive Officer, a Chief Financial Officer, a Secretary and such other officers (including without limitation, a Chairman of the Board, Chief Operating Officer, Presidents, Vice Presidents, Partners, Managing Directors and Senior Managing Directors) as the Board from time to time may determine. Officers elected by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article VI. Such officers shall also have such powers and duties as from time to time may be conferred by the Board. The Chief Executive Officer or President may also appoint such other officers (including without limitation one or more Vice Presidents and Controllers) as may be necessary or desirable for the conduct of the business of the Corporation. Such other officers shall have such powers and duties and shall hold their offices for such terms as may be provided in these Bylaws or as may be prescribed by the Board or, if such officer has been appointed by the Chief Executive Officer or President, as may be prescribed by the appointing officer.

(a)Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the stockholders and the Board. The Chairman of the Board shall have general supervision and control of the acquisition activities of the Corporation subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The powers and duties of the Chairman of the Board shall not include supervision or control of the preparation of the financial statements of the Corporation (other than through participation as a member of the Board). The position of Chairman of the Board and Chief Executive Officer may be held by the same person and may be held by more than one person.

(b)Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general supervision of the affairs of the Corporation and general control of all of its business subject to the ultimate authority of the Board, and shall be responsible for the execution of the policies of the Board with respect to such matters, except to the extent any such powers and duties have been prescribed to the Chairman of the Board pursuant to Section 6.1(a) above. In the absence (or inability or refusal to act) of the Chairman of the Board, the Chief Executive Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The position of Chief Executive Officer and President may be held by the same person and may be held by more than one person.

(c)President and Chief Operating Officer. The President and Chief Operating Officer shall make recommendations to the Chief Executive Officer on all operational matters that would normally be reserved for the final executive responsibility of the Chief Executive Officer. In the absence (or inability or refusal to act) of the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer (if he or she shall be a director) shall preside when present at all meetings of the stockholders and the Board. The President and Chief Operating Officer shall also perform such duties and have such powers as shall be designated by the Board. The position of President, Chief Operating Officer and Chief Executive Officer may be held by the same person.

(d)Vice Presidents. In the absence (or inability or refusal to act) of the President, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board) shall perform the duties and have the powers of the President. Any one or more of the Vice Presidents may be given an additional designation of rank or function.

(e)Secretary.

(i)The Secretary shall attend all meetings of the stockholders, the Board and (as required) committees of the Board and shall record the proceedings of such meetings in books to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board and shall perform such other duties as may be prescribed by the Board, the Chairman of the Board, Chief Executive Officer or President. The Secretary shall have custody of the corporate seal of the Corporation and the Secretary, or any Assistant Secretary, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

(ii)The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation’s transfer agent or registrar, if one has been appointed, a stock ledger, or duplicate stock ledger, showing the names of the stockholders and their addresses, the number and classes of shares held by each and, with respect to certificated shares, the number and date of certificates issued for the same and the number and date of certificates cancelled.

(f)Chief Financial Officer. The Chief Financial Officer shall perform all duties commonly incident to that office (including, without limitation, the care and custody of the funds and securities of the Corporation, which from time to time may come into the Chief Financial Officer’s hands and the deposit of the funds of the Corporation in such banks or trust companies as the Board, Chief Executive Officer or the President may authorize).

Section 6.2.Term of Office; Removal; Vacancies. The elected officers of the Corporation shall be appointed by the Board and shall hold office until their successors are duly elected and qualified by the Board or until their earlier death, resignation, retirement, disqualification, or removal from office. Any officer may be removed, with or without cause, at any time by the Board. Any officer appointed by the Chief Executive Officer or President may also be removed, with or without cause, by the Chief Executive Officer or President, as the case may be, unless the Board otherwise provides. Any vacancy occurring in any elected office of the Corporation may be filled by the Board. Any vacancy occurring in any office appointed by the Chief Executive Officer or President may be filled by the Chief Executive Officer, or President, as the case may be, unless the Board then determines that such office shall thereupon be elected by the Board, in which case the Board shall elect such officer.

Section 6.3.Other Officers. The Board may delegate the power to appoint such other officers and agents, and may also remove such officers and agents or delegate the power to remove same, as it shall from time to time deem necessary or desirable.

Section 6.4.Multiple Officeholders; Stockholder and Director Officers. Any number of offices may be held by the same person unless the Certificate of Incorporation or these Bylaws otherwise provide. Officers need not be stockholders or residents of the State of Delaware.

Article vii
SHARES

Section 7.1.Certificated and Uncertificated Shares. The shares of the Corporation may be certificated or uncertificated, subject to the sole discretion of the Board and the requirements of the DGCL.

Section 7.2.Multiple Classes of Stock. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the Corporation shall (a) cause the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights to be set forth in full or summarized on the face or back of any certificate that the Corporation issues to represent shares of such class or series of stock or (b) in the case of uncertificated shares, within a reasonable time after the issuance or transfer of such shares, send to the registered owner thereof a written notice containing the information required to be set forth on certificates as specified in clause (a) above; provided, however, that, except as otherwise provided by applicable law, in lieu of the foregoing requirements, there may be set forth on the face or back of such certificate or, in the case of uncertificated shares, on such written notice a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights.

Section 7.3.Signatures. Each certificate representing capital stock of the Corporation shall be signed by or in the name of the Corporation by (a) the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar on the date of issue.

Section 7.4.Consideration and Payment for Shares.

(a)Subject to applicable law and the Certificate of Incorporation, shares of stock may be issued for such consideration, having in the case of shares with par value a value not less than the par value thereof, and to such persons, as determined from time to time by the Board. The consideration may consist of any tangible or intangible property or any benefit to the Corporation including cash, promissory notes, services performed, contracts for services to be performed or other securities, or any combination thereof.

(b)Subject to applicable law and the Certificate of Incorporation, shares may not be issued until the full amount of the consideration has been paid, unless upon the face or back of each certificate issued to represent any partly paid shares of capital stock or upon the books and records of the Corporation in the case of partly paid uncertificated shares, there shall have been set forth the total amount of the consideration to be paid therefor and the amount paid thereon up to and including the time said certificate representing certificated shares or said uncertificated shares are issued.

Section 7.5.Lost, Destroyed or Wrongfully Taken Certificates.

(a)If an owner of a certificate representing shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate representing such shares or such shares in uncertificated form if the owner: (i) requests such a new certificate before the Corporation has notice that the certificate representing such shares has been acquired by a protected purchaser; (ii) if requested by the Corporation, delivers to the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, wrongful taking or destruction of such certificate or the issuance of such new certificate or uncertificated shares; and (iii) satisfies other reasonable requirements imposed by the Corporation.

(b)If a certificate representing shares has been lost, apparently destroyed or wrongfully taken, and the owner fails to notify the Corporation of that fact within a reasonable time after the owner has notice of such loss, apparent destruction or wrongful taking and the Corporation registers a transfer of such shares before receiving notification, the owner shall be precluded from asserting against the Corporation any claim for registering such transfer or a claim to a new certificate representing such shares or such shares in uncertificated form.

Section 7.6.Transfer of Stock.

(a)If a certificate representing shares of the Corporation is presented to the Corporation with an endorsement requesting the registration of transfer of such shares or an instruction is presented to the Corporation requesting the registration of transfer of uncertificated shares, the Corporation shall register the transfer as requested if:

(i)in the case of certificated shares, the certificate representing such shares has been surrendered;

(ii) (A) with respect to certificated shares, the endorsement is made by the person specified by the certificate as entitled to such shares; (B) with respect to uncertificated shares, an instruction is made by the registered owner of such uncertificated shares; or (C) with respect to certificated shares or uncertificated shares, the endorsement or instruction is made by any other appropriate person or by an agent who has actual authority to act on behalf of the appropriate person;

(iii)the Corporation has received a guarantee of signature of the person signing such endorsement or instruction or such other reasonable assurance that the endorsement or instruction is genuine and authorized as the Corporation may request;

(iv)the transfer does not violate any restriction on transfer imposed by the Corporation that is enforceable in accordance with Section 7.8(a); and

(v)such other conditions for such transfer as shall be provided for under applicable law have been satisfied.

(b)Whenever any transfer of shares shall be made for collateral security and not absolutely, the Corporation shall so record such fact in the entry of transfer if, when the certificate for such shares is presented to the Corporation for transfer or, if such shares are uncertificated, when the instruction for registration of transfer thereof is presented to the Corporation, both the transferor and transferee request the Corporation to do so.

Section 7.7.Registered Stockholders. Before due presentment for registration of transfer of a certificate representing shares of the Corporation or of an instruction requesting registration of transfer of uncertificated shares, the Corporation may treat the registered owner as the person exclusively entitled to inspect for any proper purpose the stock ledger and the other books and records of the Corporation, vote such shares, receive dividends or notifications with respect to such shares and otherwise exercise all the rights and powers of the owner of such shares, except that a person who is the beneficial owner of such shares (if held in a voting trust or by a nominee on behalf of such person) may, upon providing documentary evidence of beneficial ownership of such shares and satisfying such other conditions as are provided under applicable law, may also so inspect the books and records of the Corporation.

Section 7.8.Effect of the Corporation’s Restriction on Transfer

(a)A written restriction on the transfer or registration of transfer of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, if permitted by the DGCL and noted conspicuously on the certificate representing such shares or, in the case of uncertificated shares, contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares, may be enforced against the holder of such shares or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

(b)A restriction imposed by the Corporation on the transfer or the registration of shares of the Corporation or on the amount of shares of the Corporation that may be owned by any person or group of persons, even if otherwise lawful, is ineffective against a person without actual knowledge of such restriction unless: (i) the shares are certificated and such restriction is noted conspicuously on the certificate; or (ii) the shares are uncertificated and such restriction was contained in a notice, offering circular or prospectus sent by the Corporation to the registered owner of such shares within a reasonable time prior to or after the issuance or transfer of such shares.

Section 7.9.Regulations. The Board shall have power and authority to make such additional rules and regulations, subject to any applicable requirement of law, as the Board may deem necessary and appropriate with respect to the issue, transfer or registration of transfer of shares of stock or certificates representing shares. The Board may appoint one or more transfer agents or registrars and may require for the validity thereof that certificates representing shares bear the signature of any transfer agent or registrar so appointed.

Article viiI
INDEMNIFICATION

Section 8.1.Right to Indemnification. To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such Indemnitee in connection with such proceeding; provided, however, that, except as provided in Section 8.3 with respect to proceedings to enforce rights to indemnification, the

Corporation shall indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee only if such proceeding (or part thereof) was authorized by the Board.

Section 8.2.Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 8.1, an Indemnitee shall also have the right to be paid by the Corporation to the fullest extent not prohibited by applicable law the expenses (including, without limitation, attorneys’ fees) incurred in defending or otherwise participating in any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the DGCL requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer of the Corporation (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon the Corporation’s receipt of an undertaking (hereinafter an “undertaking”), by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified under this Article VIII or otherwise.

Section 8.3.Right of Indemnitee to Bring Suit. If a claim under Section 8.1 or Section 8.2 is not paid in full by the Corporation within 60 days after a written claim therefor has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (a) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by an Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that, the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including a determination by its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, shall be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 8.4.Non-Exclusivity of Rights. The rights provided to any Indemnitee pursuant to this Article VIII shall not be exclusive of any other right, which such Indemnitee may have or hereafter acquire under applicable law, the Certificate of Incorporation, these Bylaws, an agreement, a vote of stockholders or disinterested directors, or otherwise.

Section 8.5.Insurance. The Corporation may maintain insurance, at its expense, to protect itself and/or any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

Section 8.6.Indemnification of Other Persons. This Article VIII shall not limit the right of the Corporation to the extent and in the manner authorized or permitted by law to indemnify and to advance expenses to persons other than Indemnitees. Without limiting the foregoing, the Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation and to any other person who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, to the fullest extent of the provisions of this Article VIII with respect to the indemnification and advancement of expenses of Indemnitees under this Article VIII.

Section 8.7.Amendments. Any repeal or amendment of this Article VIII by the Board or the stockholders of the Corporation or by changes in applicable law, or the adoption of any other provision of these Bylaws inconsistent with this Article VIII, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide broader indemnification rights to Indemnitees on a retroactive basis than permitted prior thereto), and will not in any way diminish or adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision; provided, however, that amendments or repeals of this Article VIII shall require the affirmative vote of the stockholders holding at least 66.7% of the voting power of all outstanding shares of capital stock of the Corporation.

Section 8.8.Certain Definitions. For purposes of this Article VIII, (a) references to “other enterprise” shall include any employee benefit plan; (b) references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; (c) references to “serving at the request of the Corporation” shall include any service that imposes duties on, or involves services by, a person with respect to any employee benefit plan, its participants, or beneficiaries; and (d) a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interest of the Corporation” for purposes of Section 145 of the DGCL.

Section 8.9.Contract Rights. The rights provided to Indemnitees pursuant to this Article VIII shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 8.10.Severability. If any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article VIII shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of this Article VIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Article iX
MISCELLANEOUS

Section 9.1.Place of Meetings. If the place of any meeting of stockholders, the Board or committee of the Board for which notice is required under these Bylaws is not designated in the notice of such meeting, such meeting shall be held at the principal business office of the Corporation; provided, however, if the Board has, in its sole discretion, determined that a meeting shall not be held at any place, but instead shall be held by means of remote communication pursuant to Section 9.5 hereof, then such meeting shall not be held at any place.

Section 9.2.Fixing Record Dates.

(a)In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.2(a) at the adjourned meeting.

(b)In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 9.3.Means of Giving Notice.

(a)Notice to Directors. Whenever under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any director, such notice shall be given either (i) in writing and sent by mail, or by a nationally recognized delivery service, (ii) by means of facsimile telecommunication or other form of electronic transmission, or (iii) by oral notice given personally or by telephone. A notice to a director will be deemed given as follows: (i) if given by hand delivery, orally, or by telephone, when actually received by the director, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation, (iv) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation, (v) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation, or (vi) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation.

(b)Notice to Stockholders. Whenever, under applicable law, the Certificate of Incorporation or these Bylaws notice is required to be given to any stockholder, such notice may be given (i) in writing and sent either by hand delivery, through the United States mail, or by a nationally recognized overnight delivery service for next day delivery, or (ii) by means of a form of electronic transmission consented to by the stockholder, to the extent permitted by, and subject to the conditions set forth in Section 232 of the DGCL. A notice to a stockholder shall be deemed given as follows: (i) if given by hand delivery, when actually received by the stockholder, (ii) if sent through the United States mail, when deposited in the United States mail, with postage and fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, (iii) if sent for next day delivery by a nationally recognized overnight delivery service, when deposited with such service, with fees thereon prepaid, addressed to the stockholder at the stockholder’s address appearing on the stock ledger of the Corporation, and (iv) if given by a form of electronic transmission consented to by the stockholder to whom the notice is given and otherwise meeting the requirements set forth above, (A) if by facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (C) if by a posting on an electronic network together with separate notice to the stockholder of such specified posting, upon the later of (1) such posting and (2) the giving of such separate notice, and (D) if by any other form of electronic transmission, when directed to the stockholder. A stockholder may revoke such stockholder’s consent to receiving notice by means of electronic communication by giving written notice of such revocation to the Corporation. Any such consent shall be deemed revoked if (1) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (2) such inability becomes known to the Secretary or an Assistant Secretary or to the Corporation’s transfer agent, or other person responsible for the giving of notice; provided, however, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

(c)Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

(d)Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(e)Exceptions to Notice Requirements. Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom (1) notice of two consecutive annual meetings of stockholders and all notices of stockholder meetings or of the taking of action by written consent of stockholders without a meeting to such stockholder during the period between such two consecutive annual meetings, or (2) all, and at least two payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in subsection (1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

Section 9.4.Waiver of Notice. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.5.Meeting Attendance via Remote Communication Equipment.

(a)Stockholder Meetings. If authorized by the Board in its sole discretion, and subject to such guidelines and procedures as the Board may adopt, stockholders entitled to vote at such meeting and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:

(i)participate in a meeting of stockholders; and

(ii)be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (B) the Corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and, if entitled to vote, to vote on matters submitted to the applicable stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such votes or other action shall be maintained by the Corporation.

(b)Board Meetings. Unless otherwise restricted by applicable law, the Certificate of Incorporation or these Bylaws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

Section 9.6.Dividends. The Board may from time to time declare, and the Corporation may pay, dividends (payable in cash, property or shares of the Corporation’s capital stock) on the Corporation’s outstanding shares of capital stock, subject to applicable law and the Certificate of Incorporation.

Section 9.7.Reserves. The Board may set apart out of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Section 9.8.Contracts and Negotiable Instruments. Except as otherwise provided by applicable law, the Certificate of Incorporation or these Bylaws, any contract, bond, deed, lease, mortgage or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers or other employee or employees of the Corporation as the Board may from time to time authorize. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or any Vice President may execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation. Subject to any restrictions imposed by the Board, the Chairman of the Board, the Chief Executive Officer, President, the Chief Financial Officer, the Treasurer or any Vice President may delegate powers to execute and deliver any contract, bond, deed, lease, mortgage or other instrument in the name and on behalf of the Corporation to other officers or employees of the Corporation under such person’s supervision and authority, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 9.9.Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board.

Section 9.10.Seal. The Board may adopt a corporate seal, which shall be in such form as the Board determines. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.

Section 9.11.Books and Records. The books and records of the Corporation may be kept within or outside the State of Delaware at such place or places as may from time to time be designated by the Board.

Section 9.12.Resignation. Any director, committee member or officer may resign by giving notice thereof in writing or by electronic transmission to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. The resignation shall take effect at the time it is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 9.13.Surety Bonds. Such officers, employees and agents of the Corporation (if any) as the Chairman of the Board, the Chief Executive Officer, the President or the Board may direct, from time to time, shall be bonded for the faithful performance of their duties and for the restoration to the Corporation, in case of their death, resignation, retirement, disqualification or removal from office, of all books, papers, vouchers, money and other property of whatever kind in their possession or under their control belonging to the Corporation, in such amounts and by such surety companies as the Chairman of the Board, the Chief Executive Officer, President or the Board may determine. The premiums on such bonds shall be paid by the Corporation and the bonds so furnished shall be in the custody of the Secretary.

Section 9.14.Securities of Other Corporations. Powers of attorney, proxies, waivers of notice of meeting, consents in writing and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President or any officers authorized by the Board. Any such officer, may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities, or to consent in writing, in the name of the Corporation as such holder, to any action by such corporation, and at any such meeting or with respect to any such consent shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed. The Board may from time to time confer like powers upon any other person or persons.

Section 9.15.Amendments. The Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by applicable law or the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power (except as otherwise provided in Section 8.7) of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

Exhibit 10.1

SPONSOR SUPPORT AGREEMENT

August 30, 2022

East Resources Acquisition Company
7777 NW Beacon Square Boulevard

Boca Raton, Florida 33487

Abacus Settlements, LLC

2101 Park Center Drive, Suite 2200

Orlando, Florida 32835

and

Longevity Market Assets, LLC

2101 Park Center Drive, Suite 2200

Orlando, Florida 32835

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among East Resources Acquisition Company, a Delaware corporation (“Parent”), LMA Merger Sub, LLC, a Delaware limited liability company (“LMA Merger Sub”), Abacus Merger Sub, LLC, a Delaware limited liability company (“Abacus Merger Sub” and, together with LMA Merger Sub and Parent, the “Parent Parties”), Longevity Market Assets, LLC, a Florida limited liability company (“LMA”), and Abacus Settlements, LLC, a Florida limited liability company (“Abacus” and, together with LMA, the “Companies”). This sponsor support agreement (this “Sponsor Support Agreement”) is being entered into and delivered by the Companies, Parent and East Sponsor, LLC, a Delaware limited liability company (“ERES Sponsor”), in connection with the transactions contemplated by the Merger Agreement. Capitalized terms used, but not defined, herein shall have the meanings ascribed to such terms in the Merger Agreement.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sponsor, Parent and the Companies hereby agree that:

1.Waiver of Anti-dilution Protection. ERES Sponsor hereby, automatically and without any further action by ERES Sponsor or Parent, irrevocably (a) waives any adjustment to the conversion ratio set forth in Parent’s Organizational Documents and any rights to other anti-dilution protections pursuant to Parent’s Organizational Documents or otherwise, and (b) agrees not to assert or perfect any rights to adjustment or other anti-dilution protections, in each case, with respect to the rate that all of the shares of Parent’s Class B Common Stock, par value $0.0001 per share (“Parent Class B Common Stock”), held by ERES Sponsor convert into shares of Parent’s Class A Common Stock, par value $0.0001 per share (“Parent Class A Common Stock” and, together with the Parent Class B Common Stock, the “Parent Common Stock”), in connection with the consummation of the transactions contemplated by the Merger Agreement.

2.New Shares. If, between the date of this Sponsor Support Agreement and the Closing, (a) any shares of Parent Common Stock, Parent Private Warrants, Parent Public Warrants or other equity interests of Parent are issued to ERES Sponsor or the outstanding shares of Parent Common Stock or, if applicable, Parent Private Warrants or Parent Public Warrants owned by ERES Sponsor shall have been changed into a different number of shares or a different class, by reason of any dividend, subdivision, reclassification, recapitalization, split, combination or exchange, or any similar event, (b) ERES Sponsor purchases or otherwise acquires beneficial ownership of any shares of Parent Common Stock, Parent Private Warrants, Parent Public Warrants or other equity interests of Parent or (c) ERES Sponsor acquires the right to vote or share in the voting of any shares of Parent Common Stock, Parent Private Warrants, Parent Public Warrants or other equity interests of Parent (such Parent Common Stock, Parent Public Warrants, Parent Private Warrants or other equity interests of Parent issued or acquired by ERES Sponsor pursuant to the foregoing clauses (a), (b) or (c), collectively “New Securities”), then such New Securities issued to or acquired or purchased by ERES Sponsor shall be subject to the terms of this Sponsor Support Agreement to the same extent as if they constituted Sponsor Securities (as defined below) as of the date hereof, and the number of shares of Parent Common Stock to be terminated, forfeited, surrendered, subject to vesting and cancelled pursuant to this Sponsor Support Agreement will be equitably adjusted to reflect such change; provided, however, that nothing in this Section 2 shall be construed to permit Parent to take any action with respect to its securities that is prohibited by the terms and conditions of the Merger Agreement.

3.No Transfer. During the period commencing on the date hereof and ending on the earlier of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms and (c) the liquidation of Parent, ERES Sponsor shall not, directly or indirectly, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant a security interest in or lien on, grant any option to purchase or otherwise dispose of or agree to dispose of, file (or participate in the filing of) a registration statement with the SEC or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any shares of Parent Common Stock, Parent Private Warrants, Parent Public Warrants or other equity interests of Parent owned by ERES Sponsor, (ii) enter into any swap or other arrangement that Transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Parent Common Stock, Parent Private Warrants, Parent Public Warrants or other equity interests of Parent owned by ERES Sponsor or (iii) take any action in furtherance of or announce any intention to, in each case, effect any transaction specified in clause (i) or (ii). ERES Sponsor agrees not to, directly or indirectly, deposit any of the Sponsor Securities in a voting trust, enter into a voting trust or subject any of the Sponsor Securities to any arrangement with respect to the voting of such Sponsor Securities other than this Sponsor Support Agreement. Any Transfer or attempted Transfer of Sponsor Securities in violation of this Section 3 shall be, to the fullest extent permitted by applicable Law, null and void ab initio.  For purposes of this Sponsor Support Agreement, “Transfer” shall mean the (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant a security interest in or lien on, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to,

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any limited liability company interest or security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any limited liability company interest or security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

4.No Solicitation. During the period commencing on the date hereof and ending on the earlier of (a) the Effective Time, (b) the termination of the Merger Agreement in accordance with its terms and (c) the liquidation of Parent, ERES Sponsor shall not, and ERES Sponsor shall not authorize or (to the extent within its control) permit any of its directors, officers, employees, agents or representatives to, directly or indirectly, (i) knowingly encourage, initiate, solicit or facilitate, offer or make any offers or proposals related to a Business Combination, (ii) enter into, engage in or continue any discussions or negotiations with respect to any Business Combination with, or provide any non-public information, data or access to employees to, any Person that has made, or that is considering making, a proposal with respect to a Business Combination, or (iii) enter into any agreement (whether or not binding) relating to a Business Combination, in each case, other than to or with the Companies and their respective Representatives. From and after the date hereof, ERES Sponsor shall, and shall instruct its officers and directors to, and ERES Sponsor shall instruct and cause its Representatives, its Subsidiaries and their respective Representatives to, immediately cease and terminate all discussions and negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal (other than the Company, its Subsidiaries and their respective Representatives). ERES Sponsor shall promptly notify the Company of any submissions, proposals or offers made with respect to a Business Combination as soon as practicable following ERES Sponsor’s awareness thereof.

5.Sponsor PIK Note. ERES Sponsor agrees that, in the event that immediately prior to the Closing, the Aggregate Transaction Proceeds are less than $1,000,000 (the “Minimum Cash Amount”), it shall make an unsecured loan to Parent (in substantially the form attached hereto as Exhibit A, the “Sponsor PIK Note”) in an amount (the “Sponsor PIK Note Amount”) equal to the lesser of (a) the difference between the Minimum Cash Amount and the Aggregate Transaction Proceeds and (b) the sum of the Parent Transaction Expenses, the Company Transaction Expenses and the Working Capital Loan Amount; provided, however, that the Sponsor PIK Note Amount shall not exceed an amount equal to the sum of (x) the Parent Transaction Expenses, (y) the Company Transaction Expenses and (z) the Working Capital Loan Amount, unless otherwise agreed by ERES Sponsor in its sole discretion.

6.Representations and Warranties. ERES Sponsor hereby represents and warrants to the Companies as follows:

(a)ERES Sponsor owns free and clear of all Liens (other than transfer restrictions under applicable securities Laws) (i) 8,615,000 shares of Parent Class B Common Stock and (ii) 8,900,000 Private Placement Warrants (the “Sponsor Securities”). ERES Sponsor has, and will have at all times during the term of this Sponsor Support Agreement, the sole voting power with respect to the Sponsor Securities. The Sponsor Securities are the only equity securities in Parent owned of record or beneficially by Sponsor on the date of this Sponsor Support Agreement, and none of the Sponsor Securities are subject to any proxy, voting trust or other agreement or arrangement with respect to the

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voting of the Sponsor Securities, except as provided hereunder and pursuant to that certain Letter Agreement, dated as of July 23, 2020, by and among Parent, ERES Sponsor and Parent’s directors and officers. ERES Sponsor does not hold or own any rights to acquire (directly or indirectly) any equity interests of Parent or any equity securities convertible into, or which can be exchanged for, equity securities of Parent.

(b)ERES Sponsor has been duly formed and is validly existing as a limited liability company and in good standing under the Laws of its jurisdiction of formation, and has the requisite power and authority to own, lease or operate all of its properties and assets and to conduct its business as it is now being conducted. ERES Sponsor has all requisite power and authority to execute and deliver this Sponsor Support Agreement and to consummate the transactions contemplated hereby and to perform all of its obligations hereunder. The execution and delivery of this Sponsor Support Agreement have been, and the consummation of the transactions contemplated hereby has been, duly authorized by all requisite action by ERES Sponsor. This Sponsor Support Agreement has been duly and validly executed and delivered by Sponsor and, assuming this Sponsor Support Agreement has been duly authorized, executed and delivered by the other parties hereto, this Sponsor Support Agreement constitutes, and upon its execution will constitute, a legal, valid and binding obligation of ERES Sponsor enforceable against it by the Companies in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar Laws affecting the enforceability of creditors’ rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

(c)There are no Actions pending against ERES Sponsor or any of its directors, managers or officers, or to the knowledge of ERES Sponsor threatened against ERES Sponsor or any of its directors, managers or officers, by or before (or, in the case of threatened Actions, that would be before) any arbitrator or any Governmental Entity, that would reasonably be expected to challenge or seek to enjoin, alter or materially delay the performance by ERES Sponsor of its obligations under this Sponsor Support Agreement.

(a)The execution and delivery of this Sponsor Support Agreement by ERES Sponsor does not, and the performance by ERES Sponsor of its obligations hereunder will not, (i) conflict with or result in a violation of ERES Sponsor’s Organization Documents or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon ERES Sponsor or the Sponsor Securities), in each case, to the extent such consent, approval or other action would reasonably be expected to prevent, enjoin or materially delay the performance by ERES Sponsor of its obligations under this Sponsor Support Agreement.

(b)Except as expressly described on Section 4.12 of the Parent Disclosure Schedules, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Merger Agreement based upon arrangements made by ERES Sponsor, for which Parent or any of its Affiliates may become liable.

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(c)ERES Sponsor has had the opportunity to read the Merger Agreement and this Sponsor Support Agreement and has had the opportunity to consult with its tax and legal advisors.

(d)ERES Sponsor has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of ERES Sponsor’s obligations hereunder.

(e)ERES Sponsor understands and acknowledges that, as a material inducement to Parent and each of the Companies entering into the Merger Agreement, Parent and each of the Companies is entering into the Merger Agreement in reliance upon ERES Sponsor’s execution and delivery of this Sponsor Support Agreement.

7.	Sponsor Agreements. Unless the Merger Agreement is terminated in accordance with its terms, ERES Sponsor hereby unconditionally and irrevocably agrees to:

(a)at the Parent Common Stockholders Meeting (including any adjournment thereof or any other stockholder or warrantholder meeting of Parent at which any of the Transaction Proposals are to be voted on), to be present in person or by proxy and vote, or cause to be voted at such meeting, all Sponsor Securities entitled to vote thereon in favor of the Transaction Proposals;

(b)at the Parent Common Stockholders Meeting (including any adjournment thereof or any other stockholder or warrantholder meeting of Parent at which any of the Transaction Proposals are to be voted on), to be present in person or by proxy and vote, or cause to be voted at such meeting, all Sponsor Securities entitled to vote thereon unconditionally against (i) any Business Combination other than with the Company, its stockholders and their respective affiliates and representatives; (ii) any merger, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of Parent; (iii) any change in the business, management or board of directors of Parent (the “Board”); and (iv) any other action, proposal or agreement that would be reasonably expected to (1) impede, frustrate, nullify, interfere with, delay, postpone or adversely affect the Transaction Proposals or any of the other transactions contemplated by the Merger Agreement, in each case, other than the proposal to adjourn the Parent Common Stockholders Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt the other Transaction Proposals, (2) result in a breach of any covenant, representation or warranty or other obligation or agreement of Parent or ERES Sponsor under the Merger Agreement, (3) result in a breach of any covenant, representation or warranty or other obligation or agreement of ERES Sponsor contained in this Sponsor Support Agreement, (4) result in any of the conditions set forth in Article VI of the Merger Agreement not being fulfilled or (5) change in any manner the dividend policy or capitalization of, including the voting rights of any class of capital stock of, Parent;

(c)at any applicable annual or special meeting of Parent or action taken by written consent in lieu thereof prior to the Closing, vote or consent to, or cause to be voted or consented to, at such meeting (or written consent in lieu thereof), all Sponsor Securities

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entitled to vote thereon for such actions as are necessary to cause the election of members of the board of directors (or similar governing body) of the Company consistent with Section 1.4 of the Merger Agreement; and

(d)not redeem any shares of Parent Common Stock owned by it in connection with the Parent Common Stockholders Meeting.

8.	Lock-Up; Transfer Restrictions.

(a)ERES Sponsor agrees that it shall not Transfer (i) any Phase I Lock-up Shares until the date that is 180 days after the Closing Date and (ii) any Phase II Lock-up Shares until the date that is 24 months after the Closing Date.  For purposes of this Sponsor Support Agreement, (x) “Phase I Lock-up Shares” means 15% of the Parent Common Stock received by ERES Sponsor in connection with the Closing and (y) “Phase II Lock-up Shares” means 85% of the shares of Parent Common Stock received by ERES Sponsor in connection with the Closing.

(b)ERES Sponsor agrees that it shall not effectuate any Transfer of Private Placement Warrants or Parent Common Stock underlying such Private Placement Warrants until thirty (30) days after the Closing Date.

(c)Notwithstanding the provisions set forth in paragraphs 8(a) and (b), Transfers of Phase I Lock-up Shares or Phase II Lock-up Shares are permitted (i) to Parent’s officers or directors, any affiliate or family member of any of Parent’s officers or directors, any members or partners of ERES Sponsor or their affiliates, any affiliates of ERES Sponsor, or any employees of such affiliates; (ii) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by virtue of the laws of Delaware or ERES Sponsor’s organizational documents upon liquidation or dissolution of ERES Sponsor; or (vi) in the event of Parent’s completion of a liquidation, merger, share exchange or other similar transaction which results in all of Parent’s stockholders having the right to exchange their Parent Common Stock for cash, securities or other property subsequent to the Closing; provided, however, that in the case of clauses (i) through (v), these permitted transferees must enter into a written agreement with Parent agreeing to be bound by the transfer restrictions imposed on ERES Sponsor under this Sponsor Support Agreement.

9.

Further Assurances. ERES Sponsor hereby irrevocably and unconditionally agrees not to commence or participate in, and to take all actions necessary to opt out of any class action with respect to, any action or claim, derivative or otherwise, against the Companies, Parent or any of their respective Affiliates, successors and assigns relating to the negotiation, execution or delivery of this Sponsor Support Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby and thereby.

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10.

No Inconsistent Agreement. ERES Sponsor hereby represents and covenants that ERES Sponsor has not entered into, and shall not enter into, any agreement that would restrict, limit or interfere with the performance of ERES Sponsor’s obligations hereunder.

11.

Termination. This Sponsor Support Agreement shall terminate, and have no further force and effect, upon the earlier of (a) the termination of the Merger Agreement in accordance with its terms or (b) the date that is 24 months from the Closing Date. No such termination shall relieve ERES Sponsor, Parent or the Company from any liability resulting from a breach of this Sponsor Support Agreement occurring prior to such termination.

12.	Miscellaneous. Sections 9.2 through 9.14, Section 9.16 and Section 9.17 of the Merger Agreement are incorporated by reference herein and shall apply hereto mutatis mutandis.

[Signature Pages Follow.]

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Please indicate your agreement to the terms of this Sponsor Support Agreement by signing where indicated below.

EAST SPONSOR, LLC

By:	East Asset Management, LLC,
the Managing Member of East Sponsor, LLC

By:	/s/ Gary L. Hagerman, Jr.
Name:	Gary L. Hagerman, Jr.
Title:	Chief Financial Officer and Treasurer

Signature Page to Sponsor Support Agreement

Accepted and Agreed:

EAST RESOURCES ACQUISITION COMPANY

By:	/s/ Gary L. Hagerman, Jr.
Name:	Gary L. Hagerman, Jr.
Title:	Chief Financial Officer and Treasurer

Signature Page to Sponsor Support Agreement

Accepted and Agreed:

LONGEVITY MARKET ASSETS, LLC

By:	/s/ Jay Jackson
Name:	Jay Jackson
Title:	Chief Executive Officer

ABACUS SETTLEMENTS, LLC

By:	/s/ Jay Jackson
Name:	Jay Jackson
Title:	Chief Executive Officer

Signature Page to Sponsor Support Agreement

EXHIBIT A

Form of Sponsor PIK Note

THIS UNSECURED SENIOR PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS.  THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

UNSECURED SENIOR PROMISSORY NOTE

Original Principal Amount: $[______]	Dated as of [______]
Boca Raton, Florida

Abacus Life, Inc. (f/k/a East Resources Acquisition Company), a Delaware corporation (“Maker”), promises to pay to the order of East Sponsor, LLC, a Delaware limited liability company, or its registered, permitted assigns or successors in interest (“Payee”), the amount set out above as the Original Principal Amount, as such amount may be (i) increased pursuant to the payment in kind of any interest under this Note as provided in Section 2 and any other additional amounts due from Maker to Payee hereunder and added to such amount pursuant to the terms hereof or (ii) reduced pursuant to any repayment effected in accordance with the terms hereof (the balance of such amount from time to time being the “Outstanding Principal Balance”), and any other amounts owed by Maker to Payee hereunder on the Maturity Date (as defined below) in lawful money of the United States of America, on the terms and conditions described below.  All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by Maker to such account as Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1.Principal.  If this Note has not yet been redeemed or otherwise repaid, the entire Outstanding Principal Balance of this Note shall be due and payable by Maker on [●] (the “Maturity Date”).2  The Outstanding Principal Balance may be prepaid by Maker in full or in part, at any time, without premium or penalty, at the election of Maker.  Under no circumstances shall any individual, including but not limited to any officer, director, employee or stockholder of Maker, be obligated personally for any obligations or liabilities of Maker hereunder.

2.Payment of Interest.

(a)During the term of this Note, interest shall accrue daily on the Outstanding Principal Balance at a rate equal to 12.0% per annum compounding semi-annually.  The accrual of interest on  Outstanding Principal Balance as of any date will be calculated based on the Outstanding Principal Balance as of the close of business on the immediately preceding Interest Payment Due Date (or, if no preceding Interest Payment Due Date, on the date hereof).

[2]	To be the date that is five years following the closing of the business combination.

Exhibit A

(b)Accrued and unpaid interest due under this Note shall be payable in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on [●]3 (each, an “Interest Payment Due Date”), and shall be paid, at the sole option of Maker, (i) by check or wire transfer of immediately available funds in an amount equal to such accrued and unpaid interest, or (ii) by adding all such accrued and unpaid interest to the Outstanding Principal Balance under this Note on such Interest Payment Due Date (such payment, a “PIK Interest Payment”), which addition of accrued and unpaid interest will be effective as of 9:00 a.m., Eastern Time, on such Interest Payment Due Date.  Interest shall accrue and shall be computed daily on the basis of a 365-day year.

(c)On each Interest Payment Due Date for which a PIK Interest Payment is elected by Maker, Maker shall make a record on its books and in the register of the increase in the Outstanding Principal Balance of this Note due to the completion of a PIK Interest Payment, which addition of such accrued and unpaid interest will be effective as of 9:00 a.m., Eastern Time, on such Interest Payment Due Date, each Note shall represent the increased Outstanding Principal Balance and no separate Note will be issued with respect to such accrued and unpaid interest.

3.Security.  This Note is a general unsecured obligation of Maker.

4.Application of Payments.  All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the Outstanding Principal Balance.

5.Change of Control Event.

(a)Change of Control Event Notice.  Maker shall deliver to Payee a written notice of a Change of Control Event (the “Change of Control Notice”) as promptly as practicable, and, in any event, no later than the earlier of (i) three (3) business days following the execution of a definitive agreement relating to a Change of Control Event or (ii) twenty (20) business days prior to the anticipated Change of Control Effective Time.  The date of the anticipated Change of Control Effective Time will be determined in good faith Maker.

(b)Change of Control Election.  Following the receipt of a Change of Control Notice, Payee may, at its option, make a COC Redemption Election with respect to this Note no later than the close of business on the day that is fifteen (15) business days prior to the anticipated Change of Control Effective Time (the “COC Deadline”).

(c)Redemption upon Change of Control Event.  Subject to, and immediately upon, the Change of Control Effective Time, if Payee has delivered a COC Redemption Election by the COC Deadline, Maker shall redeem this Note (in full but not in part) for an amount in cash equal to the Outstanding Principal Balance, plus any accrued and unpaid interest thereon, as of the Change of Control Effective Time.

[3]	To be the last day of the first full quarter following the closing of the business combination.

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(d)Definitions.  For purposes of this Note, the following terms shall have the respective meanings set forth below:

(1)“Change of Control Effective Time” means the point in time at which a Change of Control Event closes or is otherwise consummated.

(2)“Change of Control Event” means (i) the closing of the sale, lease, transfer or other disposition by Maker or any material subsidiary of all or substantially all of the assets of Maker and its subsidiaries, taken as a whole, in one transaction or a series of related transactions, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more subsidiaries if substantially all of the assets of Maker and its subsidiaries, taken as a whole, are held by such subsidiary or subsidiaries, except where such sale, lease, transfer or other disposition is to a wholly-owned subsidiary, (ii) the consummation of the merger or consolidation of Maker or a subsidiary, and Maker issues shares of its capital stock pursuant to such merger or consolidation, with or into another entity (except a merger or consolidation in which the holders of capital stock of Maker immediately prior to such merger or consolidation continue to own beneficially at least a majority of the voting power of the capital stock of Maker and/or the surviving or acquiring entity, whether on a combined basis or individually), (iii) the closing of the transfer (whether by merger, consolidation or otherwise), in one transaction or a series of related transactions, to a person or group of affiliated persons (other than an underwriter of Maker’s securities), of Maker’s securities if, after such closing, such person or group of affiliated persons would hold more than forty nine percent (49%) of the outstanding voting stock of Maker (or the surviving or acquiring entity), or (iv) a liquidation, dissolution or winding up of Maker.

(3)“COC Redemption Election” means an election by Payee to have Maker redeem this Note pursuant to Section 5(c).

6.Ranking and Priority. This Note will be indebtedness of Maker, ranking (i) equally in right of payment with any other present and future senior unsecured indebtedness of Maker and (ii) ranking senior in right of payment to any present and future subordinated indebtedness of Maker and to any present or future equity securities or other interests of Maker.

7.Events of Default.  The following shall constitute an event of default (“Event of Default”):

(a)Failure to Make Required Payments.  Failure by Maker to pay the Outstanding Principal Balance due pursuant to this Note within five (5) business days of the Maturity Date.

(b)Voluntary Bankruptcy, Etc.  The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure

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of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in substantial furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc.  The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

(d)Default under other Indebtedness.The failure by Maker to perform or comply with any term, covenant, condition or agreement contained in any agreement(s) or instrument(s) governing any indebtedness for borrowed money in an aggregate principal amount in excess of $[1,000,000], whether such indebtedness now exists or is created after the date hereof, (i) that, after giving effect to any applicable grace period, causes, or permits the holder or holders of such indebtedness or a trustee or other representative on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, the entire amount of such indebtedness to become due prior to its stated maturity (or in the case of any such indebtedness constituting a guarantee by Maker in respect of indebtedness to become payable in full) or become subject to a mandatory offer purchase by the obligor or (ii) constitutes a failure to pay the principal or interest (regardless of amount) of any such indebtedness when due and payable.

8.Remedies.

(a)Upon the occurrence of an Event of Default specified in Section 7(a) hereof, Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the Outstanding Principal Balance of this Note, and all other amounts payable by Maker to Payee hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)Upon the occurrence of an Event of Default specified in Section 7(b), Section 7(c) or Section 7(d) the Outstanding Principal Balance of this Note, and all other amounts payable by Maker to Payee hereunder, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

9.Enforcement Costs. In case any Outstanding Principal Balance of this Note is not paid when due, Maker shall be liable for all reasonable costs of enforcement and collection of this Note incurred by Payee and any permitted transferee, including but not limited to reasonable attorneys’ fees and expenses.

10.Waivers.  Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any

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stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

11.Unconditional Liability.  Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.  Any failure of Payee to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Payee may accept late payments, or partial payments, even though marked “payment in full” or containing words of similar import or other conditions, without waiving any of its rights.

12.Notices.  All notices, statements or other documents which are required or contemplated by this Note shall be made in writing and delivered: (i) personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party.  Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.  As of the date of this Note, the following addresses are designated for notices: Maker, 2101 Park Center Drive, Suite 220, Orlando, Florida 32835, Attn: Jay Jackson, email: jay@abacuslife.com; Payee, 7777 NW Beacon Square Boulevard, Boca Raton, Florida 33487, Attn: Gary L. Hagerman, Jr., email: ghagerman@emslp.com.

13.Construction; Governing Law; Venue; Waiver Of Jury Trial; Etc. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND

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DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS NOTE SHALL AFFECT ANY RIGHT THAT PAYEE OR ANY PERMITTED TRANSFEREE MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS NOTE AGAINST MAKER OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION. MAKER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO MAKER AT ITS ADDRESS SET FORTH IN SECTION 11 OR TO ANY OTHER ADDRESS AS MAY APPEAR IN PAYEE’S OR SUCH PERMITTED TRANSFEREE’S RECORDS AS THE ADDRESS OF MAKER. IN ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, PAYEE AND MAKER WAIVE TRIAL BY JURY, AND EACH OF MAKER AND PAYEE WAIVES (I) THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION, (II) ANY OBJECTION BASED ON FORUM NON CONVENIENS OR VENUE, AND (III) ANY CLAIM FOR CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES.

14.Severability.  Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.Amendment; Waiver.  Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of Maker and Payee.

16.Assignment.  This Note binds and is for the benefit of the successors and permitted assigns of Maker and Payee. No assignment or transfer of this Note or any rights, remedies or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void; provided, that upon the occurrence and during the continuation of an Event of Default, Payee shall have the right to assign this Note in its discretion without the consent of Maker.  Notwithstanding anything to the contrary, Payee may transfer this Note in whole or in part to one or more of its affiliates or members; provided that Payee shall provide prompt notice of such transfer to Maker.

[Signature page follows]

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IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

Abacus Life, Inc.

By:
Name:
Title:

ACCEPTED AND AGREED:

East Sponsor, LLC

By:
Name:
Title:

Exhibit 10.2

COMPANY SUPPORT AGREEMENT

This Company Support Agreement (this “Agreement”), dated as of August 30, 2022, is entered into by and among East Resources Acquisition Company, a Delaware corporation (“Parent”), Longevity Market Assets, LLC, a Florida limited liability company (“LMA”), Abacus Settlements, LLC, a Florida limited liability company (“Abacus” and, together with LMA, the “Companies”), each of the members of LMA, whose names appear on the signature pages of this Agreement (each, an “LMA Member” and, collectively, the “LMA Members”), and each of the members of Abacus, whose names appear on the signature pages of this Agreement (each, an “Abacus Member” and, collectively, the “Abacus Members” and, together with the LMA Members, collectively, each a “Member” and, collectively, the “Members”). Parent, LMA, Abacus and the Members are sometimes individually referred to in this Agreement as a “Party” and collectively as the “Parties.” Capitalized terms used, but not defined, in this Agreement shall have the meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently herewith, Parent, the Companies, LMA Merger Sub, LLC, a Delaware limited liability company (“LMA Merger Sub”), and Abacus Merger Sub, LLC, a Delaware limited liability company (“Abacus Merger Sub”), are entering into an Agreement and Plan of Merger (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which (and subject to the terms and conditions set forth therein) (i) LMA Merger Sub will merge with and into LMA, with LMA surviving such merger (the “LMA Merger”) as a direct wholly owned subsidiary of Parent and (ii) Abacus Merger Sub will merge with and into Abacus, with Abacus surviving such merger (the “Abacus Merger” and, together with the LMA Merger, the “Mergers”) as a direct wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, the LMA Members collectively own all of the issued and outstanding limited liability company interests in LMA (the “LMA Interests”);

WHEREAS, as of the date hereof, the Abacus Members collectively own all of the issued and outstanding limited liability company interests in Abacus (the “Abacus Interests” and, together with the LMA Interests, the “Company Interests”);

WHEREAS, each Member is the record owner of the number of Company Interests set forth on Schedule 1 attached hereto (such Company Interests, together with any Company Interests issued to or otherwise acquired by the Member (including Company Interests acquired from another Member) after the date hereof, as to such Member, the “Subject Interests”); and

WHEREAS, as a condition and inducement to the willingness of Parent to enter into the Merger Agreement, the Companies and the Members are entering into this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, each Party hereby agrees as follows:

1.Agreement to Vote. Each Member hereby covenants and agrees that, prior to the Termination Date (as defined herein), each Member will, at any meeting of the members of the applicable Company (and at any adjournment or postponement thereof), however called, and in any written actions by consent of the members of the applicable Company, cause the Subject Interests to be voted, if applicable (including via proxy), (a) in favor of any action necessary to authorize, approve or permit the Transactions to be effected as contemplated therein, and (b) against the following actions (other than the Transactions): (i) any extraordinary transaction, such as a merger, consolidation or other business combination involving the applicable Company or any of its Subsidiaries; (ii) any reorganization, recapitalization, dissolution or liquidation of the applicable Company and its Subsidiaries, other than a redomestication of the applicable Company consistent with the Merger Agreement; (iii) any change in the capitalization of the applicable Company or the applicable Company’s capital structure; (iv) any sale, lease, sublease, license, sublicense or transfer of a material portion of the assets of the applicable Company; (v) any amendment to the applicable Company’s Organizational Documents, except, with respect to any redomestication of the applicable Company consistent with the Merger Agreement or as contemplated by the preceding clause (a) or otherwise agreed to in writing by Parent; and (vi) any other action, proposal, agreement or transaction which is intended, or would reasonably be expected, to prohibit, impede, interfere with, prevent or nullify the Transactions.

2.No Inconsistent Agreements. Each Member hereby covenants and agrees that such Member shall not (i) enter into any voting agreement or voting trust with respect to any of such Member’s Subject Interests that is inconsistent with such Member’s obligations pursuant to this Agreement, (ii) grant a proxy or power of attorney with respect to any of such Member’s Subject Interests that is inconsistent with such Member’s obligations pursuant to this Agreement, or (iii) enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

3.Dissenters’ Rights. Each Member hereby irrevocably and unconditionally waives and agrees not to demand, perfect, assert, claim or exercise any rights of appraisal, quasi appraisal or any dissenters’ rights (or similar claims) that such Member may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the execution and delivery of the Merger Agreement or consummation of the Transactions.

4.Termination. This Agreement shall terminate upon the earliest of (i) such date and time as the Merger Agreement shall be terminated in accordance with its terms, (ii) as to each Member, the written agreement of such Member, Parent and each of the Companies and (iii) the expiration of the applicable lock-up period set forth in Section 7 (such date, the “Termination Date”); provided, that the provisions set forth in Sections 6 and 11 through 21 shall survive the termination of this Agreement, unless the Merger Agreement has also terminated in which case these provisions shall not survive the termination of this Agreement; provided, further, that termination of this Agreement shall not relieve any Party hereto from any liability resulting from

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a breach of this Agreement prior to the Termination Date or for any willful breach of, or actual fraud in connection with, this Agreement prior to such termination.

5.Representations and Warranties of the Members. Each Member hereby represents and warrants (severally and not jointly as to itself only) to Parent as follows:

(a)Such Member is the sole record and beneficial owner of all of such Member’s Subject Interests and has good and marketable title to all of the Member’s Subject Interests, free and clear of any encumbrances, except for any such restriction that may be imposed pursuant to (i) this Agreement and (ii) the applicable Company’s Organizational Documents.  The Subject Interests listed on Schedule 1 constitute all of the Company Interests and any other equity securities of the Companies owned by such Member as of the date hereof, and such Member does not own or have the power to vote any other membership interests or other equity securities of either of the Companies.

(b)Such Member has full voting power with respect to all of the Subject Interests (to the extent such Subject Interests have any voting power) and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Interests.  None of the Subject Interests are subject to any voting agreement, proxy, voting trust or other agreement, arrangement or restriction of any kind or nature with respect to the voting of the Subject Interests, other than this Agreement and the applicable Company’s Organizational Documents.

(c)Other than the filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act, to the Florida Office of Insurance Regulation, or to the California Department of Insurance, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by such Member from, or to be given by such Member to, or be made by such Member with, any Governmental Entity in connection with the execution, delivery and performance by such Member of this Agreement, the consummation of the transactions contemplated hereby or the Transactions.

(d)The execution, delivery and performance of this Agreement by such Member does not, and the consummation of the transactions contemplated hereby and the Transactions will not, constitute or result in (i) a breach or violation of, or a default under, the Organizational Documents of such Member (if such Member is not a natural person), (ii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or a default under, the loss of any benefit under, the creation, modification or acceleration of any obligations under or the creation of a Lien on any of the properties, rights or assets of such Member pursuant to any Contract binding upon such Member or under any applicable Law to which such Member is subject or (iii) any change in the rights or obligations of any party under any Contract legally binding upon such Member, except, in the case of clause (ii) or (iii) directly above, for any such breach, violation, termination, default, creation, acceleration or change that would not, individually or in the aggregate, reasonably be expected to prevent or materially delay or impair such Member’s ability to perform its obligations hereunder or to consummate the transactions contemplated hereby or the Transactions.

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(e)As of the date of this Agreement, there is no action pending against such Member or, to the knowledge of such Member, threatened against such Member that, in any manner, questions the beneficial or record ownership of the Member’s Subject Interests or the validity of this Agreement, or challenges or seeks to prevent, enjoin or materially delay the performance by such Member of its obligations under this Agreement.

(f)Such Member is, and in the event that such Member is acting on behalf of one or more others who have an interest in the Company Interests, the Member has received confirmation from each such other to the effect that it is, an “Accredited Investor,” as defined in Regulation D of the Securities Act of 1933, as amended, and is acting for either its own account or accounts of other Accredited Investors as to which it exercises sole investment discretion and has the authority to make the agreements contained herein. Such Member has executed the investor questionnaire attached hereto as Exhibit A and shall provide to Parent an updated questionnaire reflecting any material changes thereto that arise at any time on or prior to the Closing.

(g)Such Member is a sophisticated holder of limited liability company interests and has adequate information concerning the business and financial condition of Parent and the applicable Company to make an informed decision regarding this Agreement and the Transactions and has independently and based on such information as such Member has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Member acknowledges that Parent and the Companies have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Member acknowledges that the agreements contained herein with respect to the Subject Interests held by such Member are irrevocable.

(h)Such Member understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Member’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of such Member contained herein.

(i)No investment banker, broker, finder or other intermediary is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which Parent or either of the Companies is or could be liable in connection with the Merger Agreement or this Agreement or any of the respective transactions contemplated hereby or thereby, in each case based upon arrangements made by such Member in his, her or its capacity as a holder of Company Interests or, to the knowledge of such Member, on behalf of such Member in his, her or its capacity as a holder of Company Interests.

6.Certain Covenants of the Members. Except in accordance with the terms of this Agreement, each Member hereby covenants and agrees as follows:

(a)No Solicitation. Subject to Section 7 hereof, prior to the Termination Date, each Member shall not take, and, to the extent applicable, shall direct its Affiliates and Representatives not to take, whether directly or indirectly, any action to (i) knowingly encourage, initiate, solicit, or facilitate any inquiries regarding or the making of offers or proposals that constitute an Acquisition Proposal (except as otherwise required by Law), (ii) engage in any discussions or negotiations with respect to an Acquisition Proposal with, or provide any non-public

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information or data to, any Person that has made, or informs the Companies that it is considering making, an Acquisition Proposal, or (iii) enter into any agreement (whether or not binding) relating to an Acquisition Proposal; provided, that, in the case of clauses (ii) and (iii), the execution, delivery and performance of this Agreement and the transactions contemplated hereby shall not be deemed a violation of this Section 6(a). Such Member shall, and shall direct its Representatives to, immediately cease any and all existing discussions or negotiations with any Person conducted prior to the date hereof with respect to, or which is reasonably likely to give rise to or result in, an Acquisition Proposal. If a Member or any of its Affiliates receives any inquiry or proposal regarding an Acquisition Proposal, then such Member shall (A) notify Parent and the Companies promptly upon receipt of any Acquisition Proposal by such Member, and describe the material terms and conditions of any such Acquisition Proposal in reasonable detail and (B) keep Parent and the Companies reasonably informed on a current basis of any modifications to such offer or information.

Notwithstanding anything in this Agreement to the contrary, (i) such Member shall not be responsible for the actions of the applicable Company or the board of directors of the applicable Company (or any committee thereof), any subsidiary of the applicable Company, or any officers, directors (in their capacity as such), employees and professional advisors of any of the foregoing (collectively, the “Company Related Parties”), (ii) such Member makes no representations or warranties with respect to the actions of any of the Company Related Parties, and (iii) any breach by the applicable Company of its obligations under Section 5.13 of the Merger Agreement shall not be considered a breach by any Member of this Section 6(a) (it being understood that, for the avoidance of doubt, such Member or his, her or its Representatives (other than any such Representative that is a Company Related Party) shall remain responsible for any breach by such Member or his, her or its Representatives of this Section 6(a)).

(b)Transfer Restrictions. Each Member hereby agrees, prior to the Termination Date, not to (except in each case pursuant to the Merger Agreement), (i) directly or indirectly, (x) Transfer (as defined below) or cause to be Transferred, or (y) enter into any Contract or option with respect to the Transfer of, any of such Member’s Subject Interests or any voting rights with respect thereto, or (ii) publicly announce any intention to effect any transaction specified in clauses (x) or (y), or (iii) take any action that would make any representation or warranty of such Member contained herein untrue or incorrect or have the effect of preventing or disabling such Member from performing its obligations under this Agreement; provided, however, that nothing herein shall prohibit a Transfer to an Affiliate or immediate family member of such Member or to another Member of the applicable Company that is a party to this Agreement and bound by the terms and obligations hereof (a “Permitted Transfer”); provided, further, that any Permitted Transfer shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to assume all of the obligations of such Member under, and be bound by all of the terms of, this Agreement; provided, further, that any Transfer permitted under this Section 6(b) shall not relieve such Member of its obligations under this Agreement. Any Transfer in violation of this Section 6(b) with respect to the Member’s Subject Interests shall be null and void. For purposes of this Agreement, “Transfer” shall mean the (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any limited liability

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company interest or security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any limited liability company interest or security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

(c)Company Records. Each Member hereby authorizes the applicable Company to maintain a copy of this Agreement at either the executive office or the registered office of the applicable Company.

(d)Confidentiality. Each Member agrees that it understands and acknowledges that it may have had access to and may have learned (i) information proprietary to the applicable Company, (ii) other information proprietary to the applicable Company, including trade secrets, processes, patent and trademark applications, product development, price, customer and supply lists, sales, pricing and marketing plans, policies and strategies, details of client and consultant contracts, supplier, partner, merchant, lender, originator, processor, marketer, servicer and purchaser identities, operations methods, product development techniques, business acquisition plans and all other confidential information with respect to the businesses of the applicable Company, and (iii) other confidential and/or proprietary information of the applicable Company obtained by such Member prior to the earlier of (x) the Effective Time and (y) the valid termination of the Merger Agreement, including the terms of, or other facts relating to, this Agreement, the Merger Agreement, the Mergers and the other Ancillary Agreements and the other Transactions (collectively, “Proprietary Information”). Each Member agrees as to only that, except for disclosures to such its counsel and accountants or in the proper performance of its duties with the applicable Company, it (i) will keep confidential all Proprietary Information, (ii) will not, directly or indirectly, disclose any Proprietary Information to any third party or use any Proprietary Information in any way and (iii) will not, directly or indirectly, misuse, misappropriate or exploit any Proprietary Information in any way. The restrictions contained in this Section 6(d) shall not apply to any information which (x) is at the Closing Date or thereafter (or if the Merger Agreement is terminated, at the date of termination or thereafter) becomes generally available to the public other than as a result of a disclosure, directly or indirectly, by Member, or (y) is required to be disclosed by applicable Laws; provided that in such event, such Member shall use reasonable efforts to give reasonable advance notice of such requirement to Parent to enable Parent to seek a protective order or other appropriate remedy with respect to such permitted disclosure. No Member or any of a Member’s Affiliates shall issue or make any press release or other public announcement concerning (or otherwise disclose to any Person the existence or terms of) this Agreement, the Merger Agreement, the Ancillary Agreements or any of the Transactions, without Parent’s and the Companies’ prior written consent.

(e)Communications. Notwithstanding anything herein to the contrary, any confidentiality, nondisclosure or similar provision in this Agreement does not prohibit or restrict a Member from initiating communications directly with, responding to any inquiry from, making disclosures that are protected under the whistleblower provisions of federal law or regulation, or providing testimony before the Department of Justice, the Securities and Exchange Commission, the Congress, any agency Inspector General, FINRA (formerly the National Association of Securities Dealers, Inc.), any other government agency or legislative body or any self-regulatory organizations or any other state or federal regulatory authority, in each case, without advance

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notice to Parent or the Companies. Pursuant to 18 U.S.C. § 1833(b), such Member will not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret of the applicable Company that (i) is made (A) in confidence to a Federal, State, or local government official, either directly or indirectly, or to such Person’s attorney and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (ii) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. If a Member files a lawsuit for retaliation by Parent or the Companies for reporting a suspected violation of law, such Member may disclose the trade secret to such Person’s attorney and use the trade secret information in the court proceeding, if such Person (i) files any document containing the trade secret under seal, and (ii) does not disclose the trade secret, except pursuant to court order. Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by such section.

7.Lock-up.

(a)Each Member hereby agrees that such Member shall not Transfer (i) any Phase I Lock-up Shares until the date that is 180 days after the Closing Date and (ii) any Phase II Lock-up Shares until the date that is 24 months after the Closing Date.  For purposes of this Agreement, (x) “Phase I Lock-up Shares” means, with respect to each Member, 15% of the shares of Parent’s Class A common stock, par value $0.0001 per share (“Parent Common Stock”), received by such Member in connection with the Closing, and (y) “Phase II Lock-up Shares” means, with respect to each Member, 85% of the shares of Parent Common Stock received by such Member in connection with the Closing.

(b)Notwithstanding the provisions set forth in Section 7(a), Transfers of Phase I Lock-up Shares or Phase II Lock-up Shares, as applicable, and that are held by a Member or any of their permitted transferees (that have complied with this Section 7(b)), are permitted (i) to officers or directors of Parent following the Closing or any affiliates or family members of any of such officers, directors; (ii) in the case of an individual, transfers by gift to a member of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (iii) in the case of an individual, transfers by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, transfers pursuant to a qualified domestic relations order; and (v) in the event of Parent’s liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of Parent’s stockholders having the right to exchange their shares of Parent Common Stock for cash, securities or other property following the Closing; provided, however, that in the case of clauses (i) through (iii), these permitted transferees must enter into a written agreement agreeing to be bound by the restrictions contained in this Section 7.

8.

Further Assurances. From time to time, at Parent’s request and without further consideration, each Member shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or reasonably requested to effect the actions and consummate the Transactions and the transactions contemplated hereby. Each Member further agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any action or claim, derivative or otherwise, against Parent, Parent’s Affiliates, ERES Sponsor, the Companies or any of their respective successors and assigns

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relating to the negotiation, execution or delivery of this Agreement, the Merger Agreement or the consummation of the transactions contemplated hereby and thereby.
9.

Disclosure. Such Member hereby authorizes each of the Companies and Parent to publish and disclose in any announcement or disclosure required by the SEC such Member’s identity and ownership of the Subject Interests and the nature of such Member’s obligations under this Agreement. Each Member will promptly provide any information reasonably requested by Parent or the Companies for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

10.

Changes in Membership Interests.  In the event (i) of any dividend in the form of Company Interests or other equity interests in either of the Companies or any subdivision (or split), recapitalization, reclassification, combination or exchange of equity interests of either of the Companies on, of or affecting any Member’s Subject Interests or (ii) any Member becomes the owner of any additional Company Interests or other equity interests of either of the Companies or other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 1 hereof, the terms “Company Interests” and “Subject Interests” shall be deemed to refer to and include such additional Company Interests or other equity interests as well as any such securities into which or for which any or all of such equity interests may be changed or exchanged or which are received in any such transaction. Each Member hereby agrees, while this Agreement is in effect, to notify Parent of the number of any new Company Interests or other equity interests of the Companies acquired by such Member, if any, after the date hereof and Schedule 1 will be deemed amended accordingly.

11.

Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, by email (with confirmation of receipt) or sent by a nationally recognized overnight courier service, such as Federal Express, to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice made pursuant to this Section 11):

if to the Member, to the address or email address set forth opposite such Member’s name on Schedule 1, or in the absence of such address or email address being set forth on Schedule 1, the address (including email) set forth in each Company’s books and records, with a copy (which shall not constitute notice) to:

Locke Lord LLP

Terminus 200

3333 Piedmont Road, NE, Suite 1200

Atlanta, Georgia 30305

Attention: Brian T. Casey

E-mail: bcasey@lockelord.com

if to Abacus, to it at:

Abacus Settlements, LLC

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2101 Park Center Drive, Suite 220

Orlando, Florida 32835

Attention: Jay Jackson

E-mail:  jay@abacuslife.com

with a copy (which shall not constitute notice) to:

Locke Lord LLP

Terminus 200, Suite 1200

3333 Piedmont Road, NE

Atlanta, Georgia 30305

Attention: Brian T. Casey

E-mail: bcasey@lockelord.com

if to LMA, to it at:

Longevity Market Assets, LLC

2101 Park Center Drive, Suite 220

Orlando, Florida 32835

Attention: Jay Jackson

E-mail:  jay@abacuslife.com

with a copy (which shall not constitute notice) to:

Locke Lord LLP

Terminus 200

3333 Piedmont Road, NE, Suite 1200

Atlanta, Georgia 30305

Attention: Brian T. Casey

E-mail: bcasey@lockelord.com

if to Parent, to it at:

c/o East Resources Acquisition Company

7777 NW Beacon Square Boulevard

Boca Raton, Florida 33487

Attention: John P. Sieminski

E-mail: jsieminski@emslp.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

Attention: Ryan J. Maierson

E-mail: ryan.maierson@lw.com

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12.

No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Subject Interests of the Members. All rights, ownership and economic benefits of and relating to the Subject Interests of each Member shall remain vested in and belong to each Member, and Parent shall have no authority to direct the Members in the voting or disposition of any of the Members’ Subject Interests, except as otherwise provided herein.

13.

Fees and Expenses.  Except as otherwise set forth in this Agreement, each party hereto shall be responsible for and pay its own expenses incurred in connection with this Agreement and the Transactions, including all fees of its legal counsel, financial advisers and accountants; provided that if the Closing shall occur, the Surviving Companies shall pay or cause to be paid the Parent Transaction Expenses and Company Transaction Expenses.

14.

Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

15.

Binding Effect; Assignment.  This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned in whole or in part, directly or indirectly, including by operation of law, by any Party without the prior written consent of the other Parties, and any attempted or purported assignment or delegation in violation of this Section 15 shall be null and void.

16.

No Third Party Beneficiaries.  This Agreement is exclusively for the benefit of the Companies, and their respective successors and permitted assigns, with respect to the obligations of the Parent Parties under this Agreement, and for the benefit of the Parent Parties, and their respective successors and permitted assigns, with respect to the obligations of the Companies under this Agreement, and this Agreement shall not be deemed to confer upon or give to any other third party, including any Parent Stockholder, holders of Parent Private Warrants and holders of Parent Public Warrants any remedy, claim, liability, reimbursement, cause of action or other right, including the right to rely upon the representations and warranties set forth in this Agreement. The representations and warranties in this Agreement are the product of negotiations among the Parties.  Any inaccuracies in such representations and warranties are subject to waiver by the Parties in accordance with Section 23. In some instances, the representations and warranties in this Agreement may represent an allocation among the Parties of risks associated with particular matters regardless of the knowledge of any of the Parties. Consequently, Persons other than the Parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

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17.

Section Headings.  The Section headings contained in this Agreement are exclusively for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement.

18.

Consent to Jurisdiction, Etc.  Each Party, and any Person asserting rights as a third party beneficiary hereunder, irrevocably agrees that any Legal Dispute shall be brought exclusively in the courts of the State of Delaware; provided that if subject matter jurisdiction over such Legal Dispute is vested exclusively in the United States federal courts, such Legal Dispute shall be heard in the United States District Court for the District of Delaware.  Each Party, and any Person asserting rights as a third party beneficiary hereunder, hereby irrevocably and unconditionally submits to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Laws, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such Legal Dispute that is brought in any such court has been brought in an inconvenient forum.  During the period a Legal Dispute that is filed in accordance with this Section 18 is pending before a court, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court.  Each Party, and any Person asserting rights as a third party beneficiary hereunder, may bring such Legal Dispute only if it hereby waives, and shall not assert as a defense in any Legal Dispute, that (a) such Party is not personally subject to the jurisdiction of the above named courts for any reason, (b) such action, suit or proceeding may not be brought or is not maintainable in such court, (c) such Party’s property is exempt or immune from execution, (d) such Legal Dispute is brought in an inconvenient forum or (e) the venue of such action, suit or proceeding is improper.  A final judgment in any action, suit or proceeding described in this Section 18 following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Laws.  EACH OF THE PARTIES, AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREUNDER, MAY BRING A LEGAL DISPUTE ONLY IF IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO.  IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY, NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY, SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  FURTHERMORE, NO PARTY, NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY, SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

19.

Entire Agreement.  This Agreement constitutes the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter of this Agreement.  Each Party acknowledges and agrees that, in entering into this

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Agreement, such Party has not relied on any representations, warranties, promises or assurances, written or oral, that are not reflected in this Agreement.
20.

Governing Law.  This Agreement shall be governed by and construed in solely accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters, including matters of validity, construction, effect, performance and remedies.

21.

Specific Performance.  The Parties acknowledge that the rights of each Party to consummate the transactions contemplated hereby are unique and recognize and affirm that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non breaching Party may have no adequate remedy at law.  Accordingly, the Parties agree that such non-breaching Party shall have the right, in addition to any other rights and remedies existing in their favor at law or in equity, to enforce its rights and the other Party’s obligations hereunder not only by an action or actions for damages but also by an action or actions for specific performance, injunctive and/or other equitable relief (without posting of bond or other security), including any order, injunction or decree sought by such non-breaching Party to cause the other Party to perform its respective agreements and covenants contained in this Agreement.  Each Party further agrees that the only permitted objection that it may raise in response to any action for equitable relief is that it contests the existence of a breach or threatened breach of this Agreement, and that no Party shall allege, and each Party hereby irrevocably waives the defense, that there is an adequate remedy at law.

22.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Signatures to this Agreement transmitted by electronic mail in .pdf form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document (including DocuSign or other such services), will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.  No Party shall be bound until such time as all of the Parties have executed counterparts of this Agreement.

23.

Amendment; Modification; Waiver.  This Agreement may be amended, modified or supplemented at any time only by written agreement of the Parties.  No failure or delay by any Party in exercising any right, power or privilege hereunder or under applicable Law shall operate as a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.

24.	Time of Essence. With regard to all dates and time periods set forth in this Agreement, time is of the essence.
25.

No Recourse.  All claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity, or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only

12

against (and such representations and warranties are those solely of) the Parties, and then only with respect to the specific obligations set forth herein with respect to such Party.  No Person who is not a Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, equityholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, stockholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance or breach, and, to the maximum extent permitted by Laws, each Party hereby waives and releases all such liabilities, claims, causes of action and obligations against any such Nonparty Affiliates.  Without limiting the foregoing, to the maximum extent permitted by Laws, (a) each Party hereby waives and releases any and all rights, claims, demands or causes of action that may otherwise be available in contract or in tort, at law or in equity, or granted by statute, to avoid or disregard the entity form of a Party or otherwise impose liability of a Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise, and (b) each Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to, this Agreement.

26.	Construction.

(a)Unless the context of this Agreement otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural, (ii) references to one gender include the other gender, (iii) the words “include,” “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation,” (iv) the terms “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (v) the terms “day” and “days” mean and refer to calendar day(s), (vi) any statement in this Agreement to the effect that any information, document, or other material has been “made available” by any of the Group Companies shall mean that a true, correct, and complete copy of such information, document, or other material was included in and available at the “LMA Drive” online data site at least four (4) Business Days prior to the date hereof and was not removed after being included in such online data site, and (vii) the terms “year” and “years” mean and refer to calendar year(s).

(b)Unless otherwise set forth in this Agreement and for disclosure purposes only if made available to Parent, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) (A) includes and incorporates all exhibits, schedules and other attachments thereto, (B) includes all documents, instruments or agreements issued or executed in replacement thereof and (C) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (ii) a particular Law means such

13

Law, as amended, modified, supplemented or succeeded from time to time and in effect on the date hereof.  All Article, Section, Exhibit and Schedule references herein are to Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specified.

(c)This Agreement shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if all Parties had prepared it.

27.Trust Account Waiver. Notwithstanding anything to the contrary set forth herein, each Member acknowledges that Parent has established the trust account described therein (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of Parent’s public shareholders and certain other parties (including the underwriters of the IPO). Accordingly, each Member (on behalf of itself and its Affiliates) hereby waives any past, present or future claim of any kind against, and any right to access, the Trust Account, any trustee of the Trust Account and Parent to collect from the Trust Account any monies that may be owed to them by Parent or any of its affiliates for any reason whatsoever, and will not seek recourse against the Trust Account at any time for any reason whatsoever, including, without limitation, for any knowing and intentional material breach by any of the parties to this Agreement of any of its representations or warranties as set forth in this Agreement, or such party’s material breach of any of its covenants or other agreements set forth in this Agreement, which material breach constitutes, or is a consequence of, a purposeful act or failure to act by such party with the knowledge that the taking of such act or failure to take such act would cause a material breach of this Agreement. This Section 27 shall survive the termination of this Agreement for any reason.

28.Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the entities that are expressly named as parties hereto, and then only with respect to the specific obligations set forth herein with respect to such party. Except to the extent a named party to this Agreement (and then only to the extent of the specific obligations undertaken by such named party in this Agreement), (a) no past, present or future director, officer, manager, employee, incorporator, member, partner, stockholder, affiliate, agent, attorney, advisor or representative or affiliate of any named party to this Agreement and (b) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, affiliate, agent, attorney, advisor or representative or affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of Parent or the Members under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

29.Capacity as a Member or Proxy Holder. Notwithstanding anything herein to the contrary, each Member or proxy holder signs this Agreement solely in the Member’s or proxy holder’s capacity as a member or proxy holder of the applicable Company, and not in any other capacity and this Agreement shall not limit, prevent or otherwise affect the actions of the Member, proxy holder or any Affiliate or Representative of the Member or proxyholder, or any of their respective Affiliates in his or her capacity, if applicable, as an officer, manager or director of the applicable Company (or any Subsidiary of the applicable Company) or any other Person, including

14

in the exercise of his or her fiduciary duties as a director or officer of the applicable Company or any Subsidiary of the applicable Company. No Member shall be liable or responsible for any breach, default, or violation of any representation, warranty, covenant or agreement by any other Member that is also a Party and each Member shall solely be required to perform its obligations hereunder in its individual capacity.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

EAST RESOURCES ACQUISITION COMPANY

By:	/s/ Gary L. Hagerman, Jr.
Name:	Gary L. Hagerman, Jr.
Title:	Chief Financial Officer and Treasurer

[Signature Page to Company Support Agreement]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed (where applicable, by their respective officers or other authorized Persons thereunto duly authorized) as of the date first written above.

ABACUS SETTLEMENTS, LLC

By:	/s/ Jay Jackson
Name:	Jay Jackson
Title:	Chief Executive Officer

LONGEVITY MARKET ASSETS, LLC

By:	/s/ Jay Jackson
Name:	Jay Jackson
Title:	Chief Executive Officer

[Signature Page to Company Support Agreement]

Abacus Members

By:	/s/ T. Sean McNealy
Name:	T. Sean McNealy

By:	/s/ K. Scott Kirby
Name:	K. Scott Kirby

By:	/s/ Matthew A. Ganovsky
Name:	Matthew A. Ganovsky

LMA Members

By:	/s/ T. Sean McNealy
Name:	T. Sean McNealy

By:	/s/ K. Scott Kirby
Name:	K. Scott Kirby

By:	/s/ Matthew A. Ganovsky
Name:	Matthew A. Ganovsky

By:	/s/ Jay Jackson
Name:	Jay Jackson

[Signature Page to Company Support Agreement]

Exhibit A

Form of Accredited Investor Questionnaire

Form of Investor Representation Letter and Questionnaire

August 30, 2022

East Resources Acquisition Company

7777 NW Beacon Square Boulevard

Boca Raton, Florida 33487

Re: Investor Representation Letter and Questionnaire

Ladies and Gentlemen:

The undersigned (the “Holder”) is an owner of the limited liability company interests (the “Interests”) set forth on Schedule 1 to that certain Company Support Agreement (the “Company Support Agreement”), dated as of the date hereof, by and among the Holder, East Resources Acquisition Company, a Delaware corporation (“Parent”), Longevity Market Assets, LLC, a Florida limited liability company (“LMA”), Abacus Settlements, LLC, a Florida limited liability company (“Abacus” and, together with LMA, the “Companies”), each of the members of LMA, whose names appear on the signature pages of the Company Support Agreement, and each of the members of Abacus, whose names appear on the signature pages of the Company Support Agreement. Reference is made to that certain Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time in accordance with its terms, the “Merger Agreement”), by and among Parent, the Companies, LMA Merger Sub, LLC, a Delaware limited liability company (“LMA Merger Sub”), and Abacus Merger Sub, LLC, a Delaware limited liability company (“Abacus Merger Sub”), pursuant to which (and subject to the terms and conditions set forth therein) (i) LMA Merger Sub will merge with and into LMA, with LMA surviving such merger (the “LMA Merger”) as a direct wholly owned subsidiary of Parent and (ii) Abacus Merger Sub will merge with and into Abacus, with Abacus surviving such merger (the “Abacus Merger” and, together with the LMA Merger, the “Mergers”) as a direct wholly owned subsidiary of Parent.  Capitalized terms used in this investor representation letter and questionnaire (this “Investor Representation Letter”) and not otherwise defined herein shall have the same meanings ascribed to such terms in the Merger Agreement.

Upon the closing of the Mergers (the “Closing”, and the date of such Closing, the “Closing Date”), Holder’s Interests will be converted into the right to receive a certain number of shares of Parent Common Stock, subject to and in accordance with the terms of the Merger Agreement, in a private placement effected in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated under the Securities Act, and exemptions from the qualification requirements of applicable state law.  The Holder acknowledges and agrees that Parent is relying on the truth and accuracy of the representations and warranties made by the Holder in this Investor Representation Letter in order to rely on the exemptions described above.

1.Representations, Warranties and Certain Agreements of the Holder.  The Holder hereby makes the following representations, warranties and agreements to Parent, each of which representations and warranties is true and correct as to the Holder as of the date hereof and will be true and correct on and as of the Closing Date as if made on the Closing Date.

1.1Investment Representation Authorization Letter.  This Investor Representation Letter constitutes the Holder’s valid and legally binding obligation, enforceable against the Holder in accordance with its terms, except as may be limited by: (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; or (b) the effect of rules of law governing the availability of equitable remedies.

1.2Acquisition for Own Account.  The shares of Parent Common Stock to be acquired by the Holder pursuant to the Merger Agreement will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same.

1.3No Solicitation.  At no time was the Holder presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Parent Common Stock by Parent or its agents.

1.4Accredited Investor.  The Holder is an “accredited investor” as defined in Rule 501(a) under the Securities Act satisfying the applicable requirements set forth on Schedule A.

1.5Disclosure of Information.  The Holder has received or has had full access to all the information the Holder considers necessary or appropriate to make an informed investment decision with respect to the shares of Parent Common Stock.  The Holder further has had an opportunity to ask questions and receive answers from Parent regarding the terms and conditions of the offering of the shares of Parent Common Stock and to obtain additional information necessary to verify any information furnished to the Holder or to which the Holder had access.

1.6Understanding of Risks.  The Holder is fully aware of (a) the highly speculative nature of the shares of Parent Common Stock and (b) the financial risk involved.

1.7Holder Qualifications.  The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of this prospective investment, has the capacity to protect the Holder’s own interests in connection with this transaction and is financially capable of bearing a total loss of the shares of Parent Common Stock.

1.8Compliance with Securities Laws.  The Holder understands and acknowledges that, in reliance upon the representations and warranties made by the Holder herein, the shares of Parent Common Stock are not being registered with the U.S. Securities and Exchange Commission under the Securities Act or any state securities laws, but instead are being transferred under an exemption or exemptions from the registration and qualification requirements of the Securities Act and applicable state securities laws which impose certain restrictions on the Holder’s ability to transfer the shares of Parent Common Stock.

1.9Restricted Securities.  The Holder agrees not to make any disposition of all or any portion of the shares of Parent Common Stock unless and until: (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b) the Holder shall have furnished Parent with an opinion of counsel, in a form reasonably satisfactory to Parent, that such disposition will not require registration of the shares of Parent Common Stock under the Securities Act and otherwise complies with applicable state securities laws.  Holder understands that the Parent Common Stock is being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Parent Common Stock has not been registered under the Securities Act.  Holder understands that the Parent Common Stock may not be resold, transferred, pledged or otherwise disposed of by Holder absent an effective registration statement under the Securities Act, except (i) to Parent or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and that any certificates or book entries representing the Parent Common Stock shall contain a legend to such effect.  Holder acknowledges that the Parent Common Stock will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Holder understands and agrees that the Parent Common Stock will be subject to transfer restrictions under the Securities Act and, as a result of these transfer restrictions, Holder may not be able to readily resell the Parent Common Stock and may be required to bear the financial risk of an investment in the Parent Common Stock for an indefinite period of time.  Holder understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Parent Common Stock.

1.10Rule 144.  The Holder acknowledges that, because the shares of Parent Common Stock have not been registered under the Securities Act, such shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available.  The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act.

1.11Legends.  The certificates or book-entry entitlements representing the shares of Parent Common Stock shall bear the following legend (as well as any other legends required by applicable state and federal securities laws) until such time as such legends are no longer relevant or applicable:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.

The legend shall be removed by Parent from any certificate or book-entry entitlement evidencing the shares of Parent Common Stock upon delivery to Parent of an opinion of counsel, reasonably satisfactory in form and substance to Parent, that either: (a) a registration statement under the Securities Act is at that time in effect with respect to the legended security; or (b) such security can be freely transferred without requiring registration thereof under the Securities Act and such transfer otherwise complies with the applicable state securities laws.

1.12Stop-Transfer Instructions.  The Holder agrees that, in order to ensure compliance with the restrictions imposed by this Investor Representation Letter, Parent may issue appropriate “stop-transfer” instructions to its transfer agent.  Parent will not be required: (a) to transfer on its books any shares of Parent Common Stock that have been sold or otherwise transferred in violation of any of the provisions of this Investor Representation Letter; or (b) to treat as owner of such shares of Parent Common Stock, or to accord the right to vote or receive dividends, to any purchaser or other transferee to whom such shares of Parent Common Stock have been so transferred in violation of any of the provisions of this Investor Representation Letter.

2.Entire Agreement.  This Investor Representation Letter, the Company Support Agreement and the Merger Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter of this Investor Representation Letter, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Holder has entered into this Investor Representation Letter as of the date and year first entered.

Very truly yours,

THE HOLDER:

(Print Name of Stockholder)

(Signature)

(Print name and title if signing on behalf of an entity)

(Print Address)

(Print Address)

(Print Telephone Number)

Signature Page to Investor Representation Letter

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF HOLDER

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person.  Holder has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to Holder and under which Holder accordingly qualifies as an “accredited investor.”

☐  Any bank, registered broker or dealer, insurance company, registered investment company, business development company, small business investment company, or rural business investment company;

☐  Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐  Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐  Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, partnership, or limited liability company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐  Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐  Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, at the time of that person’s purchase exceeds $1,000,000.  For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability;

☐  Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Schedule A-1

☐  Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person;

☐  Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests;

☐  Any entity of a type not listed in one or more of the tests above, not formed for the specific purpose of acquiring the securities offered, owning “investments” (as defined in rule 2a51-1(b) of the Investment Company Act of 1940) in excess of $5,000,000;

☐  Any natural person holding in good standing one or more of the following: the General Securities Representative license (Series 7); the Private Securities Offerings Representative license (Series 82), or the d Investment Adviser Representative license (Series 65);

☐  Any “family office” (as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940): (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment; or

☐  Any “family client” (as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940) of a family office meeting the requirements of the above test and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) of the above test.

Schedule A-2

Exhibit 10.3

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [____], 202[_], is made and entered into by and among Abacus Life, Inc., a Delaware corporation, f/k/a East Resources Acquisition Company (the “Company”), East Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and the undersigned parties listed under Holder on the signature pages hereto (each such party, together with the Sponsor and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.02 of this Agreement, a “Holder” and collectively the “Holders”).

RECITALS

WHEREAS, the Company and the Sponsor are party to that certain Registration Rights Agreement, dated as of July 30, 2020 (the “Original Registration Rights Agreement”), pursuant to which the Company granted the Sponsor certain registration rights with respect to the Class A Common Stock, Class B Common Stock, Public Warrants, and Private Warrants of the Company;

WHEREAS, pursuant to that certain Agreement and Plan of Merger, dated as of August 30, 2022 (the “Merger Agreement”), by and among the Company, LMA Merger Sub, LLC, a Delaware limited liability company (“LMA Merger Sub”), Abacus Merger Sub, LLC, a Delaware limited liability company (“Abacus Merger Sub”), Longevity Market Assets, LLC, a Florida limited liability company (“LMA”), and Abacus Settlements, LLC, a Florida limited liability company (“Abacus” and, together with LMA, the “Legacy Companies”), on August 30, 2022, (i) LMA Merger Sub merged with and into LMA, with LMA surviving such merger as a direct wholly owned subsidiary of the Company and (ii) Abacus Merger Sub merged with and into Abacus, with Abacus surviving such merger as a direct wholly owned subsidiary of the Company (collectively, the “Mergers” and, together with the other transactions completed pursuant to the Merger Agreement, the “Business Combination”);

WHEREAS, in connection with the closing of the Business Combination (the “Closing”), [ ● ] shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), were issued to the holders of the limited liability company interest of each of the Legacy Companies (each such holder, a “Legacy Member”) as consideration in the Mergers;

WHEREAS, in connection with the Business Combination, an aggregate of 8,625,000 shares  of the Company’s Class B common stock, par value $0.0001 per share (the “Founder Shares”), were converted into shares of Common Stock;

WHEREAS, the Company and the Sponsor are parties to that certain Sponsor Warrants Purchase Agreement, dated as of July 2, 2020, pursuant to which the Sponsor purchased an aggregate of 8,900,000 warrants to purchase shares of the Common Stock (the “Private Placement Warrants”), in a private placement transaction that occurred simultaneously with the closing of the Company’s initial public offering;

WHEREAS, in connection with the extension of the Company’s time to consummate a business combination from July 27, 2022 to January 27, 2023, on July 25, 2022, the Company

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issued a promissory note in the principal amount of up to $1,924,356.46 to the Sponsor, up to $1,500,000 of which is convertible into warrants for the purchase of the Common Stock (the “Conversion Warrants”) at a price of $1.50 per warrant at the option of the Sponsor at the Closing;

WHEREAS, pursuant to Section 5.05 of the Original Registration Rights Agreement, the provisions, covenants and conditions set forth therein may be amended or modified upon the written consent of the Company and the holders of at least a majority-in-interest of the Registrable Securities (as defined in the Original Registration Rights Agreement) at the time in question; and

WHEREAS, the Company and the Sponsor, which, on the date hereof, collectively hold a majority-in-interest of the Registrable Securities under the Original Registration Rights Agreement, desire to amend and restate the Original Registration Rights Agreement in its entirety pursuant to Section 5.05 thereof in order to provide the Holders with registration rights with respect to the Registrable Securities hereunder on the terms set forth herein.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I.
DEFINITIONS

Section 1.01Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Abacus” shall have the meaning given in the Recitals hereto.

“Abacus Merger Sub” shall have the meaning given in the Recitals hereto.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Business Combination” shall have the meaning given in the Recitals hereto.

“Closing” shall have the meaning given in the Recitals hereto.

“Closing Date” shall have the meaning given in the Merger Agreement.

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“Commission” shall mean the Securities and Exchange Commission.

“Common Stock” shall have the meaning given in the Recitals hereto.

“Company” shall have the meaning given in the Preamble.

“Conversion Warrants” shall have the meaning given in the Recitals hereto.

“Demand Registration” shall have the meaning given in Section 2.02(a).

“Demanding Holder” shall have the meaning given in Section 2.02(a).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1 Shelf” shall have the meaning given in Section 2.01(a).

“Form S-3 Shelf” shall have the meaning given in Section 2.01(a).

“Founder Shares” shall have the meaning given in the Recitals hereto and shall be deemed to include the shares of Common Stock issuable upon conversion thereof.

“Founder Shares Lock-up Period” shall mean (i) with respect to 15% of the shares of Common Stock received by the Sponsor upon conversion of the Founder Shares in connection with the Closing, the date that is 180 days after the Closing Date and (ii) with respect to the remaining 85% of the shares of Common Stock received by the Sponsor upon conversion of the Founder Shares in connection with the Closing, the date that is 24 months after the Closing Date.

“Holder” or “Holders” shall have the meaning given in the Preamble.

“Insider Letter” shall mean that certain letter agreement, dated as of July 23, 2020, by and among the Company, the Sponsor and each of the Company’s officers, directors and director nominees.

“Legacy Companies” shall have the meaning given in the Recitals hereto.

“Legacy Member” shall have the meaning given in the Recitals hereto.

“Legacy Member Lock-Up Period” shall mean (i) with respect to 15% of the shares of Common Stock received by any Legacy Member in connection with the Closing, the date that is 180 days after the Closing Date and (ii) with respect to the remaining 85% of the shares of Common stock received by any Legacy Member in connection with the Closing, the date that is 24 months after the Closing Date.

“LMA” shall have the meaning given in the Recitals hereto.

“LMA Merger Sub” shall have the meaning given in the Recitals hereto.

“Maximum Number of Securities” shall have the meaning given in Section 2.03(b).

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“Mergers” shall have the meaning given in the Recitals hereto.

“Minimum Takedown Threshold” shall have the meaning given in Section 2.03(a).

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Original Registration Rights Agreement” shall have the meaning given in the Recitals hereto.

“Permitted Transferees” shall mean any person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of the Founder Shares Lock-up Period, Private Placement Lock-up Period or Legacy Member Lock-Up Period, as the case may be, under the Insider Letter and any other applicable agreement between such Holder and the Company, and to any transferee thereafter.

“Piggyback Registration” shall have the meaning given in Section 2.04(a).

“Private Placement Lock-up Period” shall mean, with respect to Private Placement Warrants or Common Stock for which Private Placement Warrants are exercisable that are held by the Sponsor or its Permitted Transferees, the date that is thirty (30) days after the Closing Date.

“Private Placement Warrants” shall have the meaning given in the Recitals hereto.

“Pro Rata” shall have the meaning given in Section 2.03(b).

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (a) the shares of Common Stock issued or issuable upon the conversion of any Founder Shares, (b) the Private Placement Warrants (including any shares of Common Stock issued or issuable upon the exercise of any such Private Placement Warrants), (c) any outstanding share of Common Stock or any other equity security (including the shares of Common Stock issued or issuable upon the exercise of any other equity security) of the Company held by a Holder as of the date of this Agreement, (d) the Conversion Warrants (including the shares of Common Stock issued or issuable upon the exercise of any such Conversion Warrants), and (e) any other equity security of the Company issued or issuable with respect to any such share of Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization of the Company; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged by the applicable Holder in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer

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shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) with no volume or other restrictions or limitations; or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a)

all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Common Stock is then listed;

(b)

fees and expenses of compliance with securities or blue sky laws (including reasonable and customary fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c)	printing, messenger, telephone and delivery expenses;
(d)	reasonable fees and disbursements of counsel for the Company;
(e)	reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and
(f)

reasonable fees and expenses of one (1) legal counsel (and any local or foreign counsel) selected by (i) in the case of a Demand Registration pursuant to Section 2.02 or an Underwritten Shelf Takedown pursuant to Section 2.03, a majority-in-interest of the Demanding Holders initiating a Demand Registration or Underwritten Shelf Takedown, as applicable, or (ii) in the case of a Registration under Section 2.04 initiated by the Company for its own account or that of a Company stockholder other than pursuant to rights under this Agreement, a majority-in-interest of participating Holders.

“Registration Statement” shall mean any registration statement under the Securities Act that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Removed Shares” shall have the meaning given in Section 2.05.

“Requesting Holder” shall have the meaning given in Section 2.02(a).

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“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Form S-1 Shelf, a Form S-3 Shelf or any Subsequent Shelf Registration, as the case may be.

“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Sponsor” shall have the meaning given in the Preamble hereto.

“Subsequent Shelf Registration” shall have the meaning given in Section 2.01(b).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given in Section 2.03(a).

“Withdrawal Notice” shall have the meaning given in Section 2.03(c).

ARTICLE II.
REGISTRATIONS

Section 2.01Shelf Registration Filing.

(a)The Company shall as soon as reasonably practicable, but in any event within thirty (30) days after the Closing Date, file with the Commission a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) covering, subject to Section 3.03, the public resale of all of the Registrable Securities (determined as of two business days prior to such filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to cause such Form S-1 Shelf to be declared effective as soon as practicable after the filing thereof, but in no event later than the earlier of (i) the 90th calendar day (or as soon as reasonably practicable if the Commission notifies the Company that it will “review” the Registration Statement) following the Closing Date and (ii) the 10th business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Following the filing of a Form S-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration) to a Registration Statement on Form S-3 (the

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“Form S-3 Shelf”) as soon as reasonably practicable after the Company is eligible to use Form S-3. As soon as practicable following the effective date of a Registration Statement filed pursuant to this Section 2.01(a), but in any event within one (1) business day of such date, the Company shall notify the Holders of the effectiveness of such Registration Statement. When deemed effective, a Registration Statement filed pursuant to this Section 2.01(a) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain a Misstatement.

(b)Subsequent Shelf Registration.  If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.04, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities (determined as of two business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if the Company is a well-known seasoned issuer (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form. As soon as practicable following the effective date of a Subsequent Shelf Registration filed pursuant to this Section 2.01(b), but in any event within one (1) business day of such date, the Company shall notify the Holders of the effectiveness of such Subsequent Shelf Registration. When deemed effective, a Subsequent Shelf Registration filed pursuant to this Section 2.01(b) (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain a Misstatement.

Section 2.02Demand Registration.

(a)Subject to the provisions of Section 2.03(c) and Section 3.04 hereof, at any time and from time to time after the Closing Date, in the event that any Holder holds Registrable Securities that are not registered for resale on a delayed or continuous basis, any Holder that holds at least five percent (5.0%) of the Registrable Securities (such holder, the “Demanding Holder”), may make a written demand for Registration for all or part of such Registrable Securities on a Registration Statement, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, promptly following the Company’s

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receipt of a Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. For the avoidance of doubt, to the extent a Requesting Holder also separately possesses Demand Registration rights pursuant to this Section 2.02, but is not the Holder who exercises such Demand Registration rights, the exercise by such Requesting Holder of its rights pursuant to the foregoing sentence shall not count as the exercise by it of one of its Demand Registration rights. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, subject to Section 2.03(b) below, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall use its commercially reasonable efforts to file a Shelf as soon thereafter as practicable, but not more than thirty (30) days following the Company’s receipt of the Demand Registration, for Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. The Company shall not be obligated to effect (i) more than two (2) Registrations pursuant to a Demand Registration initiated by the Sponsor, (ii) more than two (2) Registrations pursuant to a Demand Registration initiated by the Holders (other than the Sponsor) or (iii) more than four (4) Registrations pursuant to a Demand Registration in the aggregate, in each case, in any 12-month period; provided, however, that a Registration shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective.

(b)Effective Registration. Notwithstanding any other provision of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission, (ii) all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Demanding Holders and the Requesting Holders in such Registration have been sold, in accordance with Section 3.01 of this Agreement and (iii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective unless and until (x) such stop order or injunction is removed, rescinded or otherwise terminated, and (y) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days after the removal, rescission or other termination of such stop order or injunction, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration by the same Demanding Holder becomes effective or is subsequently terminated.

(c)Underwritten Offering. Subject to the provisions of Section 2.03(b) and Section 3.04 hereof, if a majority-in-interest of the Demanding Holders so advise the Company as part of

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their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.02(c), subject to Section 3.03 and Article IV, shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by a majority-in-interest of the Demanding Holders initiating the Demand Registration.

Section 2.03Underwritten Shelf Takedown.

(a)At any time and from time to time following the effectiveness of a Shelf required by Section 2.01, any Holder may request to sell all or any portion of its or their Registrable Securities in an Underwritten Offering that is registered pursuant to such Shelf (each, an “Underwritten Shelf Takedown”); provided, in each case, that the Company shall only be obligated to effect an Underwritten Offering if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder(s) with a total offering price reasonably expected to exceed, in the aggregate, $20,000,000 (the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Offering. Promptly (but in any event within ten (10) days) after receipt of a request for Underwritten Shelf Takedown, the Company shall give written notice of the Underwritten Shelf Takedown to all other Holders of Registrable Securities and, subject to the provisions of Section 2.03(b), shall include in such Underwritten Shelf Takedown all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) business days after sending such notice to Holders. The Company shall enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the managing Underwriter or Underwriters selected by the Holders requesting such Underwritten Shelf Takedown (which managing Underwriter or Underwriters shall be subject to approval of the Company, which approval shall not be unreasonably withheld) and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities in accordance with the terms of this Agreement. In connection with any Underwritten Shelf Takedown contemplated by this Section 2.03, subject to Section 3.03 and Article IV, the underwriting agreement into which each Holder and the Company shall enter shall contain such representations, covenants, indemnities and other rights and obligations as are customary in underwritten offerings of securities by the Company. Notwithstanding any other provision of this Agreement to the contrary, (i) the Sponsor may demand not more than two (2) Underwritten Shelf Takedowns, (ii) the Holders (other than the Sponsor) may demand not more than two (2) Underwritten Shelf Takedowns and (iii) the Company shall not be obligated to participate in more than four (4) Underwritten Shelf Takedowns in the aggregate, in each case, pursuant to this Section 2.03 in any 12-month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect an Underwritten Shelf Takedown pursuant to any then effective Registration Statement, including a Form S-3, that is then available for such offering.

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(b)Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing, in its or their opinion, that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Common Stock or other equity securities that the Company desires to sell for its own account and the shares of Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other stockholders of the Company, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), shares of Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), shares of Common Stock or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

(c)Withdrawal. A Demanding Holder or a Requesting Holder shall have the right to withdraw all or a portion of its Registrable Securities included in a Demand Registration pursuant to Section 2.02 or an Underwritten Shelf Takedown pursuant to Section 2.03 for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of its intention to so withdraw (a “Withdrawal Notice”) at any time prior (a) in the case of a Demand Registration not involving an Underwritten Offering, the effectiveness of the applicable Registration Statement, or (b) in the case of any Demand Registration involving an Underwritten Offering or any Underwritten Shelf Takedown, prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Offering or Underwritten Shelf Takedown; provided, however, that upon withdrawal by a majority-in-interest of the Demanding Holders initiating a Demand Registration (or, in the case of an Underwritten Shelf Takedown, withdrawal of an amount of Registrable Securities included by the Holders in such Underwritten Shelf Takedown), the Company shall cease all efforts to secure effectiveness of the applicable Registration Statement or complete the Underwritten Offering, as applicable; provided that any Holder may elect to have the Company continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by the remaining Holders. If withdrawn, such requested Demand Registration or Underwritten Shelf Takedown shall constitute a demand for a Demand Registration or Underwritten Shelf Takedown for purposes of Section

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2.02 unless either (i) the Demanding Holders have not previously withdrawn any Demand Registration or (ii) the Demanding Holders reimburse the Company for all Registration Expenses with respect to such Underwritten Shelf Takedown; provided that, if the Sponsor or any Holder (other than the Sponsor) elects to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Shelf Takedown shall instead count as an Underwritten Shelf Takedown demanded by the Sponsor or such Holder (other than the Sponsor), as applicable, for purposes of Section 2.03. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Underwritten Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration or an Underwritten Shelf Takedown prior to its and including its withdrawal under this Section 2.03(c), other than if a Demanding Holder elects to pay such Registration Expenses pursuant to the second sentence of this Section 2.03(c).

Section 2.04Piggyback Registration.

(a)Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Article II hereof), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders or pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of the Company, (iv) filed in connection with an “at-the-market” offering or (v) for a dividend reinvestment plan or a rights offering, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities (excluding the Sponsor with respect to the Registrable Securities distributed by the Sponsor to its members following the expiration of the Founder Shares Lock-up Period or Private Placement Lock-up Period, as applicable) as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, (including whether such registration will be pursuant to a shelf registration statement), and the proposed price and name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities identified in a Holder’s response notice described in the foregoing sentence to be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering, if any, to permit the Registrable Securities requested by the Holders pursuant to this Section 2.04(a) to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company or Company stockholder(s) for whose account such Registration Statement is to be filed included in such Registration and to permit the sale or other disposition of

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such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this Section 2.04(a), subject to Section 3.03 and Article IV, shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company or the Holders as provided in Section 2.02(c) or Section 2.03(a). For purposes of this Section 2.04, the filing by the Company of an automatic shelf registration statement for offerings pursuant to Rule 415(a) that omits information with respect to any specific offering pursuant to Rule 430B shall not trigger any notification or participation rights hereunder until such time as the Company amends or supplements such Registration Statement to include information with respect to a specific offering of securities (and such amendment or supplement shall trigger the notice and participation rights provided for in this Section 2.04).

(b)Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that, in such Underwriter’s or Underwriters’ opinion, the dollar amount or number of shares of Common Stock that the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.04 hereof, and (iii) the shares of Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggy-back registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(i)If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, shares of Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.04(a) hereof, Pro Rata, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), shares of Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other stockholders of the Company, which can be sold without exceeding the Maximum Number of Securities;

(ii)If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to Section 2.04(a), pro rata based on the number of Registrable Securities that each Holder has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Holders have requested be

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included in such Underwritten Registration, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), Common Stock or other equity securities that the Company desires to sell for its own account, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities, which can be sold without exceeding the Maximum Number of Securities.

(c)Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2.03(c)) shall have the right to withdraw all or any portion of its Registrable Securities in a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw such Registrable Securities from such Piggyback Registration prior to (a) in the case of a Piggyback Registration not involving an Underwritten Offering or Underwritten Shelf Takedown, the effectiveness of the applicable Registration Statement, or (b), in the case of any Piggyback Registration involving an Underwritten Offering or any Underwritten Shelf Takedown, prior to the filing of the applicable “red herring” prospectus or prospectus supplement used to market such Underwritten Offering or Underwritten Shelf Takedown. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.03(c)), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to and including its withdrawal under this Section 2.04(c).

(d)Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to this Section 2.04 hereof shall not be counted as a Registration pursuant to an Underwritten Shelf Takedown effected under Section 2.03(a) hereof.

Section 2.05Rule 415; Removal. If at any time the Commission takes the position that the offering of some or all of the Registrable Securities in a Form S-3 Shelf filed pursuant to this Article II is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, that the Company shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the Commission Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09) or requires a Holder to be named as an “underwriter,” the Company shall promptly notify each Holder of Registrable Securities thereof (or in the case of the Commission requiring a Holder to be named as an “underwriter,” such Holder) and use commercially reasonable efforts to persuade the Commission that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415. In the event that the Commission refuses to alter its position, the Company shall (a) remove from such Registration Statement such portion of the

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Registrable Securities (the “Removed Shares”) and/or (b) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Commission may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder and, if the Commission requires such Holder to be named as an “underwriter” in such Registration Statement, notwithstanding any provision in this Agreement to the contrary, the Company shall not be under any obligation to include any Registrable Securities of such Holder in such Registration Statement. In the event of a share removal pursuant to this Section 2.05, the Company shall give the applicable Holders at least five (5) days’ prior written notice along with the calculations as to such Holder’s allotment. Any removal of shares of the Holders pursuant to this Section 2.05 shall first be applied to Holders other than the Holders with securities registered for resale under the applicable Registration Statement and thereafter allocated between the Holders on a Pro Rata basis based on the aggregate amount of Registrable Securities held by such Holders. In the event of a share removal of the Holders pursuant to this Section 2.05, the Company shall promptly register the resale of any Removed Shares pursuant to Section 2.01(b) hereof and in no event shall the filing of such Shelf filed pursuant to the terms of Section 2.01(b) be counted as a Demand Registration hereunder.

ARTICLE III.
COMPANY PROCEDURES

Section 3.01General Procedures. If at any time the Company is required to effect the Registration of Registrable Securities, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

(a)prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

(b)prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by the Holders of at least five percent (5%) of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or are no longer outstanding;

(c)prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each

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preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

(d)prior to any public offering of Registrable Securities, but in any case no later than the effective date of the applicable Registration Statement, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company or otherwise and do any and all other acts and things that may be necessary or advisable, in each case, to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(e)cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

(f)provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

(g)promptly furnish to each seller of Registrable Securities covered by such Registration Statement such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus contained in such Registration Statement (including each preliminary Prospectus and any summary Prospectus) and any other Prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

(h)advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of any request by the Commission that the Company amend or supplement such Registration Statement or Prospectus or of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or Prospectus or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to amend or supplement such Registration Statement or Prospectus or prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued, as applicable;

(i)notify each Holder of Registrable Securities covered by such Registration Statement, promptly after the Company receives notice thereof, of the time when such Registration

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Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(j)at least five (5) business days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

(k)notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.04 hereof;

(l)permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of any Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

(m)obtain a “cold comfort” letter (including a bring-down letter dated as of the date the Registrable Securities are delivered for sale pursuant to such Registration) from the Company’s independent registered public accountants in the event of an Underwritten Offering, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders and the managing Underwriter;

(n)on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurance letter, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority-in-interest of the participating Holders and the managing Underwriter;

(o)in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such Underwritten Offering;

(p)otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and to make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and

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the rules and regulations thereunder, including Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission);

(q)use its reasonable best efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

(r)otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

Section 3.02Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

Section 3.03Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (a) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock‑up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

Section 3.04Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.04.

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Section 3.05Covenants of the Company. As long as any Holder shall own Registrable Securities, the Company hereby covenants and agrees that:

(a)The Company will not file any Registration Statement or Prospectus included therein or any other filing or document (other than this Agreement) with the Commission that refers to any Holder of Registrable Securities by name or otherwise without the prior written approval of such Holder, which may not be unreasonably withheld, unless required by applicable law or the Commission Guidance;

(b)As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings, provided that any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering Analysis and Retrieval System (or any successor thereto) shall be deemed to have been furnished to the Holders pursuant to this Section 3.05(b). The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Common Stock held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

(c)Upon request of a Holder, the Company shall (i) authorize the Company’s transfer agent to remove any legend on share certificates of such Holder’s Common Stock, Private Placement Warrants or Conversion Warrants restricting further transfer (or any similar restriction in book entry positions of such Holder) if such restrictions are no longer required by the Securities Act or any applicable state securities laws or any agreement with the Company to which such Holder is a party, including if such shares subject to such a restriction have been sold pursuant to a Registration Statement, (ii) request the Company’s transfer agent to issue in lieu thereof shares of Common Stock, Private Placement Warrants or Conversion Warrants without such restrictions to the Holder upon, as applicable, surrender of any stock certificates evidencing such shares of Common Stock, or warrant certificates evidencing such Private Placement Warrants or Conversion Warrants or to update the applicable book entry position of such Holder so that it no longer is subject to such a restriction, and (iii) use commercially reasonable efforts to cooperate with such Holder to have such Holder’s shares of Common Stock, Private Placement Warrants or Conversion Warrants, as the case may be, transferred into a book entry position at The Depository Trust Company, in each case, subject to delivery of customary documentation, including any documentation required by such restrictive legend or book entry notation.

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ARTICLE IV.
INDEMNIFICATION AND CONTRIBUTION

Section 4.01Indemnification.

(a)The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

(b)In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company. For the avoidance of doubt, the obligation to indemnify under this Section 4.01(b) shall be several, not joint and several, among the Holders of Registrable Securities, and the total indemnification liability of a Holder under this Section 4.01(b) shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c)Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent

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shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

(e)If the indemnification provided under Section 4.01 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 4.01(e) shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 4.01(a), Section 4.01(b) and Section 4.01(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.01(e) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.01(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.01(e) from any person who was not guilty of such fraudulent misrepresentation.

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ARTICLE V.
MISCELLANEOUS

Section 5.01Notices. Any notice or communication under this Agreement must be in writing and given by (a) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (b) delivery in person or by courier service providing evidence of delivery, or (c) transmission by hand delivery, electronic mail, telecopy, telegram or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail, telecopy, telegram or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: 2101 Park Center Drive, Suite 220, Orlando, Florida 32835, Attention: Jay Jackson, and, if to any Holder, at such Holder’s address or facsimile number as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.01.

Section 5.02Assignment; No Third Party Beneficiaries.

(a)This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

(b)Prior to the expiration of the Founder Shares Lock-up Period, the Private Placement Lock‑up Period or the Legacy Member Lock-Up Period, as the case may be, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee.

(c)This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

(d)This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.02 hereof.

(e)No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.01 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.02 shall be null and void.

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Section 5.03Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

Section 5.04Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THE AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 5.05Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

Section 5.06Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities and East Asset Management, LLC as purchaser party to that certain to the Forward Purchase Agreement between the Company and East Asset Management, LLC, dated as of July 2, 2020, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

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Section 5.07Term. This Agreement shall terminate upon the earlier of (a) the tenth anniversary of the date of this Agreement, (b) the date as of which (x) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (y) the Holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale or (c) with respect to a particular Holder, the date as of which all Registrable Securities held by such Holder have been sold (x) pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (y) under Rule 144 (or any similar provision) or another exemption from registration under the Securities Act. The provisions of Section 3.05 and Article IV shall survive any termination.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

ABACUS LIFE, INC.,

By:
Name:	Gary L Hagerman, Jr.
Title:	Chief Financial Officer and Treasurer

HOLDER:

EAST SPONSOR, LLC,

By:	East Asset Management, LLC,
its Managing Member

By:
Name:	Gary L Hagerman, Jr.
Title:	Chief Financial Officer and Treasurer

Thomas W. Corbett, Jr.

Jay Jackson

K. Scott Kirby

T. Seam McNealy

Matthew A. Ganovsky

[Signature Page to Registration Rights Agreement]

Exhibit 99.1

ABACUS LIFE, A LEADING BUYER OF LIFE INSURANCE POLICIES AND VERTICALLY INTEGRATED ALTERNATIVE ASSET MANAGER, TO BECOME PUBLIC COMPANY

-	Abacus Life and East Resources Acquisition Company (NASDAQ: ERES) enter business combination agreement
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Sector leader within an uncorrelated alternative asset class with a $233 billion TAM, institutional investment grade counterparts and outsized growth potential, underpinned by steady financial performance

-	Proprietary technology platform yields differentiated underwriting capabilities
-	Transaction implies pro-forma enterprise value of $618 million; proceeds to be used to reduce cost of capital, scale hold portfolio and begin securitizing policy portfolios
-	Anticipated transaction close as early as the fourth quarter of 2022
-	Combined company’s shares of common stock expected to list under ticker symbol ”ABAL”
-	Investor call scheduled for Tuesday, August 30, 2022 at 8:30 AM ET

ORLANDO, Fla. And BOCA RATON, Fla. – August 30, 2022 – Abacus Settlements, LLC (d/b/a Abacus Life) and Longevity Market Assets, LLC (together “Abacus”), a leading buyer of life insurance policies and vertically integrated alternative asset manager specializing in specialty insurance products, and East Resources Acquisition Corporation (NASDAQ: ERES) (“ERES”), a special purpose acquisition company, announced today their entry into a definitive merger agreement that will result in Abacus becoming a publicly listed company. Upon closing of the transaction, the combined company will be named Abacus Life, Inc. and is expected to remain listed on Nasdaq under the new ticker symbol “ABAL.”

Abacus Life has been the industry leader in purchasing life insurance policies in the U.S. for the last 18+ years, with nearly 20% market share, and approximately 4x origination growth over the last six years.  Additionally, with almost $1.3 billion in face value of policies purchased from 2019 – 2021, the Company has helped thousands of clients maximize the value of their life insurance. Abacus Life’s team of 59 experienced professionals, which has serviced approximately $950 million in policies and is operational in 49 states, provides white-glove service to financial advisors and policy owners who need to value life insurance and explore this lucrative financial option. Abacus Life is a BBB Accredited Business with an A+ rating.

“We are thrilled to be partnering with East Resources on this significant milestone. They share our excitement about the opportunity ahead and bring invaluable expertise and knowledge in alternative investments,” said Jay Jackson, Chief Executive Officer of Abacus Life. “This transaction is an important milestone and will assist in accelerating the scale of our platform to increase penetration into the growing $233 billion potential Annual Life Settlement market.”

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“Abacus’ leadership has built a leading business in the life settlement industry with a deep management team, each with decades of experience,” said Terry Pegula, Chairman, CEO and President of East Resources Acquisition Company. “We are very fortunate to have found such a great partner for the SPAC and more importantly for shareholders, a company that is a highly scalable, sector market leader, underpinned by steady financial performance and strong growth potential.”

Abacus Investment Highlights

•	Large and growing addressable market with secular tailwinds and meaningful growth potential, including opportunity to increase market penetration
•	Essentially uncorrelated alternative asset class with strong historical returns and institutional investment grade counterparts
•	Origination machine developed over the past 18 years that drives economics and returns
•	Proprietary technology platform yields differentiated underwriting capabilities
•	Optimized platform through active portfolio management
•	Strong leadership supported by an experienced operational and execution team
•	Highly attractive projections that transition the business model as the capital base scales

Transaction Overview

The combined company will have an estimated post-transaction enterprise value of $618 million, assuming no redemptions by ERES public stockholders. Cash proceeds from the transaction will consist of up to $98 million of cash held in ERES’s trust account (before redemptions and the payment of certain expenses), plus any additional cash raised via a private placement prior to closing of the transaction.

The net proceeds from the transaction will enable Abacus to lower its cost of capital, scale its Hold Portfolio and begin securitizing policy portfolios.

Abacus owners will roll 100% of their existing equity holdings into the combined company and are expected to own approximately 70% of the combined company on a non-fully diluted basis immediately following the closing of the transaction, assuming no redemptions by ERES’s public stockholders.

The transaction, which has been unanimously approved by the boards of both ERES and Abacus, and has the voting support of all of the equity holders of Abacus, is expected to close as early as the fourth quarter of 2022, subject to regulatory approvals, approval of the proposed transaction by stockholders of ERES and the satisfaction or waiver of other customary closing conditions.

Following the closing of the transaction, the existing management team of Abacus, led by CEO Jay Jackson, will continue to operate and manage Abacus.

For additional information regarding the terms of the transaction, as well as an investor presentation, please see the Current Report on Form 8-K filed today with the Securities and

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Exchange Commission (the “SEC”) by ERES. Additional information about the transaction will be provided in the proxy statement relating to the transaction to be filed with the SEC by ERES.

Advisors

Aviditi Advisors is serving as exclusive strategic and financial advisor to ERES, and Latham &

Watkins LLP is acting as legal counsel to ERES. Locke Lord LLP is acting as Abacus’s legal counsel.

Conference Call & Webcast Information

ERES and Abacus management will host a conference call and webcast to discuss the proposed transaction today, Tuesday, August 30, at 8:30 a.m. Eastern time. The webcast will be accompanied by a detailed investor presentation, which will be available on Abacus’s website at abacuslife.com/investors and on the SEC’s website at www.sec.gov.

Date: Tuesday, August 30, 2022

Time: 8:30 a.m. Eastern time

Toll-free dial-in number: 877-407-9716

International dial-in number: 201-493-6779

Conference ID: 13732628

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization.

The conference call will be broadcast live and available for replay via the Abacus website at abacuslife.com/investors.

A telephonic replay of the conference call will also be available after 11:30 a.m. Eastern time today through September 6, 2022.

Toll-free replay number: 844-512-2921

International replay number: 412-317-6671

Replay ID: 13732628

About Abacus

Abacus is a leading vertically integrated alternative asset manager specializing in life insurance products. Since 2004, the Company has purchased life insurance policies from consumers seeking liquidity and has actively managed those policies over time (via trading, holding, and / or servicing). With over $2.9 billion in face value of policies purchased from 2019 through 2021, Abacus has helped thousands of clients maximize the value of life insurance.

Over the past 18 years, the Company has built an institutionalized origination and portfolio management process that is supported by a 59-person team, long-term relationships with 78 institutional partners and 30,000 financial advisors, and the ability to operate in 49 states. The

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Company has serviced approximately $950 million in policies and has managed assets for large asset managers and third-party investment funds.

Abacus’ leadership team averages 20+ years of experience and have been innovators in the industry since its inception in the mid-90s.

The Company is a proud member of the Life Insurance Settlements Association (LISA) and complies with HIPPA and privacy laws to maintain and protect confidentiality of financial, health, and medical information. Abacus is also proud to be a BBB Accredited Business with an A+ rating.

abacuslife.com

About East Resources Acquisition Company

East Resources Acquisition Company, led by Terrence (Terry) M. Pegula, is a blank check company formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in North America.

Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of the federal securities laws with respect to the transaction, including statements regarding the anticipated benefits of the transaction, the anticipated timing of the transaction, the future financial condition and performance of Abacus and expected financial impacts of the transaction (including future revenue and pro forma enterprise value) and the platform and markets and expected future growth and market opportunities of Abacus. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these terms or variations of them. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties. These forward‐looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond ERES’s or Abacus’s control, are difficult or impossible to predict and may differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of ERES’s securities, (ii) the risk that the transaction may not be completed by ERES’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ERES, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the requisite approvals of ERES’s stockholders and Abacus’s owners, the satisfaction of the minimum aggregate transaction proceeds amount following any redemptions by ERES’s public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the transaction, (v) the occurrence of

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any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the transaction, (vi) the effect of the announcement or pendency of the transaction on Abacus’s business or employee relationships, operating results and business generally, (vii) the risk that the transaction disrupts current plans and operations of Abacus, (viii) the risk of difficulties in retaining employees of Abacus as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Abacus or against ERES related to the merger agreement or the transaction, (x) the ability to maintain the listing of ERES’s securities on a national securities exchange, (xi) changes in the competitive industries in which Abacus operate, variations in operating performance across competitors, changes in laws and regulations affecting Abacus’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and the ability to identify and realize additional opportunities, (xiii) risks related to the uncertainty of Abacus’s projected financial information, (xiv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xv) the risk that demand for Abacus’s life settlement and related offerings does not grow as expected, (xvi) the ability of Abacus to retain existing customers and attract new customers, (xvii) the potential inability of Abacus to manage growth effectively, (xviii) the potential inability of Abacus to grow its market share of the life settlement industry or to achieve efficiencies regarding its operating model or other costs, (xix) negative trends in the life settlement industry impacting the value of life settlements, including increases to the premium costs of life insurance policies, increased longevity of insureds, and errors in the methodology and assumptions of life expectancy reports, (xx) legal challenges by insurers relating to the validity of the origination or assignment of certain life settlements, (xxi) the enforceability of Abacus’s intellectual property rights, including its trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xxii) Abacus’s dependence on senior management and other key employees, (xxiii) the risk of downturns and a changing regulatory landscape in the industry in which Abacus operates, and (xxiv) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the proxy statement discussed below and other documents filed by ERES from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers of this communication are cautioned not to put undue reliance on forward-looking statements, and Abacus and ERES assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Abacus nor ERES gives any assurance that any of Abacus or ERES, or the combined company, will achieve expectations.

Additional Information About the Proposed Transaction and Where to Find It

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This communication relates to the proposed transaction. ERES intends to file a proxy statement relating to the transaction with the SEC that will be sent to all ERES stockholders. ERES will also file other documents regarding the transaction with the SEC. Before making any voting decision, investors, security holders and other interested persons of ERES and Abacus are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the transaction as they become available because they will contain important information about the transaction. Investors, security holders and other interested persons will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by ERES through the website maintained by the SEC at www.sec.gov. The documents filed by ERES with the SEC also may be obtained free of charge upon written request to ERES at 7777 NW Beacon Square Boulevard, Boca Raton, Florida.

Participants in the Solicitation

ERES, Abacus and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ERES stockholders in connection with the transaction. A list of the names of such directors and executive officers and information regarding their interests in the transaction will be contained in the proxy statement when available. You can find more information about ERES’s directors and executive officers in ERES’s Annual Report on Form 10-K for the year ended December 31, 2021, which ERES filed with the SEC on June 22, 2022. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

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Contacts:

East Resources Acquisition Company

Investor Contact: Kelly Seward

info@eastresources.com

Abacus Life Investor Relations

investors@abacuslife.com

Abacus Life Public Relations

press@abacuslife.com

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Investor Presentation August 2022 Exhibit 99.2 Exhibit 99.1 ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE Investor Presentation August 2022

Disclaimer General. This presentation (this “Presentation”) is provided solely for informational purposes and has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Transaction”) between East Resources Acquisition Company (“ERES”), Longevity Market Assets, LLC (“LMA”) and Abacus Settlements, LLC (“Abacus” and, together with LMA, the “Abacus Companies”) and for no other purpose. This Presentation is subject to update, completion, revision, verification and further amendment. None of ERES, the Abacus Companies or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all inclusive or contain all of the information that may be required to make a full analysis of the Abacus Companies or the Transaction. Viewers of this Presentation should each make their own evaluation of the Abacus Companies and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice, and you should consult with your own attorney, business advisor and tax advisor as to legal, business, tax and other matters related hereto. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in no circumstances will ERES, the Abacus Companies, or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents (collectively, the “Representatives”) be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Forward-Looking Information. This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Transaction, including statements regarding the anticipated benefits of the Transaction, the anticipated timing of the Transaction, the future financial condition and performance of the Abacus Companies and expected financial impacts of the Transaction (including future revenue and pro forma enterprise value) and the platform and markets and expected future growth and market opportunities of the Abacus Companies. These forward-looking statements generally are identified by the words “believe,” “predict,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negatives of these terms or variations of them. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are inherently subject to risks and uncertainties. These forward‐looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are beyond ERES’ or the Abacus Companies’ control, are difficult or impossible to predict and may differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of ERES’ securities, (ii) the risk that the Transaction may not be completed by ERES’ business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ERES, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the requisite approvals of ERES’ and the Abacus Companies’ stockholders, the satisfaction of the minimum aggregate transaction proceeds amount following any redemptions by ERES’ public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the Transaction, (vi) the effect of the announcement or pendency of the Transaction on the Abacus Companies’ business or employee relationships, operating results and business generally, (vii) the risk that the Transaction disrupts current plans and operations of the Abacus Companies, (viii) the risk of difficulties in retaining employees of the Abacus Companies as a result of the Transaction, (ix) the outcome of any legal proceedings that may be instituted against the Abacus Companies or against ERES related to the merger agreement or the Transaction, (x) the ability to maintain the listing of ERES’ securities on a national securities exchange, (xi) changes in the competitive industries in which the Abacus Companies operate, variations in operating performance across competitors, changes in laws and regulations affecting the Abacus Companies’ business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and the ability to identify and realize additional opportunities, (xiii) risks related to the uncertainty of the Abacus Companies’ projected financial information, (xiv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, (xv) the risk that demand for the Abacus Companies’ life settlement and related offerings does not grow as expected, (xvi) the ability of the Abacus Companies to retain existing customers and attract new customers, (xvii) the potential inability of the Abacus Companies to manage growth effectively, (xviii) the potential inability of the Abacus Companies to grow its market share of the life settlement industry or to achieve efficiencies regarding its operating model or other costs, (xix) the enforceability of the Abacus Companies’ intellectual property rights, including its trademarks and trade secrets, and the potential infringement on the intellectual property rights of others, (xx) the Abacus Companies’ dependence on senior management and other key employees, (xxi) the risk of downturns and a changing regulatory landscape in the industry in which the Abacus Companies operate, (xxii) negative trends in the life settlement industry impacting the value of life settlements, including increases to the premium costs of life settlement policies, increased longevity of insureds, and errors in the methodology and assumptions of life expectancy reports, (xxiii) legal challenges by insurers related to the validity of the origination or assignment of certain life settlements, and (xxiv) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should carefully consider the foregoing factors and the other risks and uncertainties which will be more fully described in the “Risk Factors” section of the proxy statement discussed below and other documents filed by ERES from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Viewers of this Presentation are cautioned not to put undue reliance on forward-looking statements, and the Abacus Companies and ERES assume no obligation and do not intend to update or revise these forward-looking statements , whether as a result of new information, future events, or otherwise. Neither the Abacus Companies nor ERES gives any assurance that any of the Abacus Companies or ERES, or the combined company, will achieve expectations. 2

Disclaimer (continued) No Offer or Solicitation. This Presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, or otherwise in accordance with applicable law. Use of Projections. This Presentation contains financial forecasts with respect to the Abacus Companies’ projected revenue, net income and return on equity for 2022, 2023 and 2024. The financial and operation forecasts and projections contained herein represent certain estimates of the Abacus Companies as of the date hereof and are included herein for illustrative purposes only. Neither ERES’ independent auditors nor the Abacus Companies’ independent public accountants have audited, examined, reviewed, compiled or performed any procedures with respect to the forecasts or projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. These projections should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the above mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of ERES, the Abacus Companies, or the combined company after completion of the Transaction, or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. The “pro forma” financial data included herein have not been prepared in accordance with Article 11 of Regulation S-X of the SEC, are presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial statements of the Abacus Companies for the year ended December 31, 2021 to be included in ERES’ proxy statement in connection with the Transaction (when available). Financial Information; The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the proxy statement to be filed relating to the Transaction. Except as otherwise noted, all references herein to full-year periods refer to the Abacus Companies’ fiscal year, which ends on December 31. You should review the Abacus Companies’ audited financial statements, which will be included in the proxy statement to be filed in connection with the Transaction. Industry And Market Data. This Presentation has been prepared by ERES and the Abacus Companies and includes market data and other statistical information from third party sources. Although ERES and the Abacus Companies believe these third party sources are reliable as of their respective dates, none of ERES, the Abacus Companies, or any of their respective Representatives has independently verified the accuracy or completeness of this information and cannot guarantee its accuracy and completeness. Some data is also based on good faith estimates of ERES and the Abacus Companies, which are derived from both internal sources and the third party sources described above. None of ERES, the Abacus Companies, their respective Representatives make any representation or warranty with respect to the accuracy of such information. Additional Information and Where to Find It. This Presentation relates to the Transaction. ERES intends to file a proxy statement relating to the Transaction with the SEC that will be sent to all ERES stockholders. ERES will also file other documents regarding the Transaction with the SEC. Before making any voting decision, investors, security holders and other interested persons of ERES and the Abacus Companies are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction. Investors, security holders and other interested persons will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by ERES through the website maintained by the SEC at www.sec.gov. The documents filed by ERES with the SEC also may be obtained free of charge upon written request to ERES at 7777 NW Beacon Square Boulevard, Boca Raton, Florida. Participants in Solicitation. ERES, the Abacus Companies and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ERES stockholders in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Transaction will be contained in the proxy statement when available. You can find more information about ERES’ directors and executive officers in the final prospectus relating to ERES’ initial public offering, which ERES filed with the SEC on July 20, 2020. You may obtain free copies of these documents as described in the preceding paragraph. Trademarks and Intellectual Property. All trademarks, service marks, and trade names of the Abacus Companies or ERES or their respective affiliates used herein are trademarks, service marks, or registered trade names of the Abacus Companies or ERES, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with the Abacus Companies or ERES or an endorsement or sponsorship by or of the Abacus Companies or ERES. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the ®, TM, SM or © symbols, but such references are not intended to indicate, in any way , that the Abacus Companies, ERES or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 3

* denotes individuals that will be presenting. Today’s Presenters 4 Jay Jackson * Bill McCauley * Sean McNealy * Terry Pegula Jim Morrow * Adam Gusky * Chief Executive Officer Chief Financial Officer Co-Founder & Managing Director Chairman, CEO & President Director Chief Investment Officer 25+ years life settlement experience Built multiple origination & platform providers in the life settlement space 20+ years financial services experience Led financial operations, reporting functions, and special projects for a range of financial service providers 25+ years life settlement experience Built multiple origination & platform providers in the life settlement space 20+ years specialty finance experience Founder & Chief Executive Officer of Callodine Capital Management, LP Managed $40BN in equity-income strategies for Fidelity Investments, Inc. 12+ years as Chief Investment Officer for East Management Services Responsible for financial & business due diligence of all acquisitions Rand Capital Board of Director World-class operator and investor, having sold energy assets for ~$6bn Owner of numerous professional sports teams, including Buffalo Bills & Sabres Today’s Presenters abacus life options for your insurance east resources Jay Jackson * Chief Executive Officer Bill McCauley * Chief Financial Officer Sean McNealy * Co-Founder & Managing Director Terry Pegula Chairman, CEO & President Jim Morrow * Director Adam Gusky * Chief Investment Officer 25+ years life settlement experience Built multiple origination & platform providers in the life settlement space 20+ years financial services experience Led financial operations, reporting functions, and special projects for a range of financial service providers 25+ years life settlement experience Built multiple origination & platform providers in the life settlement space World-class operator and investor, having sold energy assets for ~$6bn Owner of numerous professional sports teams, including Buffalo Bills & Sabres 20+ years specialty finance experience Founder & Chief Executive Officer of Callodine Capital Management, LP Managed $40BN in equity-income strategies for Fidelity Investments, Inc. 12+ years as Chief Investment Officer for East Management Services Responsible for financial & business due diligence of all acquisitions Rand Capital Board of Director 6company logo abacus life options for your insurance * denotes individuals that will be presenting. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 4

Transaction Highlights Sector market leader in defensive / a-cyclical category Highly scalable platform Steady financial performance with strong growth potential Experienced management team Access to capital markets transforms the business Why Abacus? Transaction proprietarily sourced by East Resources Leverages the Investment Experience of the Broader Sponsor Team Adam Gusky (CIO of Pegula family office) has tracked the life settlement sector for many years Jim Morrow has 20+ years experience investing in alternative assets, specialty finance, etc. 5 Why Abacus? Abacus life options for your life insurance east resources Transaction Highlights • Sector market leader in defensive / a-cyclical category Highly scalable platform Steady financial performance with strong growth potential Experienced management team Access to capital markets transforms the business Transaction proprietarily sourced by East Resources • Leverages the Investment Experience of the Broader Sponsor Team • Adam Gusky (CIO of Pegula family office) has tracked the life settlement sector for many years • Jim Morrow has 20+ years experience investing in alternative assets, specialty finance, etc. 1.click to edit master text styles 1. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 5

Note: This slide assumes no redemptions from SPAC stockholders. Projected Financial Model as shown on slides 20 and 21 assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. Assumes closing cash balance does not exceed $200 million. Business Combination Summary Transaction Details Pro Forma Enterprise Value of $618 million Current Abacus shareholders rolling 100% equity ownership 1 Assumes ~$98 million of SPAC cash in trust (no redemptions by SPAC stockholders) Abacus is opportunistically seeking to raise a PIPE post-announcement Lock-up period for legacy Abacus equity holders & SPAC Sponsor is 24 months post-closing for 85% of total shares and 12 months for remaining 15% 6 Business Combination Summary Transaction Details • Pro Forma Enterprise Value of $618 million • Current Abacus shareholders rolling 100% equity ownership 1 • Assumes ~$98 million of SPAC cash in trust (no redemptions by SPAC stockholders) • Abacus is opportunistically seeking to raise a PIPE post-announcement • Lock-up period for legacy Abacus equity holders & SPAC Sponsor is 24 months post-closing for 85% of total shares and 12 months for remaining 15% sources of funds($ in millions) amount($)% spac cash in trust 98 16% spac spons or 86 14% seller roll over equity 434 70% total sources of funds $618 100% uses of funds amounts($) % cash to balance sheet 79 13% seller roll over equity 434 70% spac spons or 86 14% fees & expenses 18 3 % pro forma ownership structure 70% 16% 14% existing abacus equity holders eres public shareholders eres sponsor pro forma valuation ($ in million) 2023e earnings $41.09 purchase multiple 15.0x total enterprise value $618 less: debt plus: cash to balance sheet 79 total equity value $697 share price($) $10.00 pro forma shares outstanding 70 abacus life options for your insurance Note: This slide assumes no redemptions from SPAC stockholders. Projected Financial Model as shown on slides 20 and 21 assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. • 1. Assumes closing cash balance does not exceed $200 million. • ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 6

Source: Market share data per The Deal and based on value of settlements paid in 2021. Includes policies originated, owned, and / or serviced by Abacus over the last twelve months. Overview of Abacus Life We have built a leading vertically integrated alternative asset manager specializing in life insurance products 7 fully integrated consumer facing secondary market origination platform assessing risk, purchasing, and trading policies originations held for investment and serviced with support from valuation and due diligence team Industry Leader with ~20% Market Share Purchased ~$1.3bn in face value of policies from ‘19 – ‘21 ~4x expected origination growth from ’16 – ’22E Manage assets for KKR, Teamsters Union, and other 3rd party investment fund strategies High Barriers to Entry Scaled origination drives low-cost policy acquisition Operational in 49 states Highly regulated sector with many disclosure requirements Institutionalized Processes Formed in 2004 and currently has 59 employees Serviced ~$950mm in policies, including a JV with KKR 1 Innovative & Experienced Leadership Team Management averages 20+ years experience in industry Firm led by an innovative management team ~20% Market Share 49 States with Ability / License to Operate ~$950mm Policies Serviced 1 20+ Years Avg. Experience We are active throughout the lifecycle of an insurance policy Origination Active Management Hold Portfolio & Servicing Business Description Revenue Breakdown (2022E) 16% 46% 38% origination fees (~2% of FV on average) returns for assets held & charge servicing fees (0.5% of Asset Value) monetize economics on trade spreads Overview of Abacus Life We have built a leading vertically integrated alternative asset manager specializing in life insurance products ~20% Market Share Industry Leader with ~20% Market Share • Purchased ~$1.3bn in face value of policies from ‘19 – ‘21 • ~4x expected origination growth from ’16 – ’22E • Manage assets for KKR, Teamsters Union, and other 3rd party investment fund strategies • 49 • States with Ability / License to Operate High Barriers to Entry • Scaled origination drives low-cost policy acquisition • Operational in 49 states • Highly regulated sector with many disclosure requirements • ~$950mm • Policies Serviced 1 Institutionalized Processes • Formed in 2004 and currently has 59 employees • Serviced ~$950mm in policies, including a JV with KKR 1 • 20+ Years • Avg. Experience Innovative & Experienced Leadership Team • Management averages 20+ years experience in industry • Firm led by an innovative management team We are active throughout the lifecycle of an insurance policy Business Description Revenue Breakdown (2022E) Origination fully integrated consumer facing secondary market origination platform origination fees (~2% of FV on average) 16% Hold Portfolio & Servicing originations held for investment and serviced with support from valuation and due diligence team returns for assets held & charge servicing fees (0.5% of Asset Value) 38% Active Management assessing risk, purchasing, and trading policies monetize economics on trade spreads 46% Abacus Life Options For Your Life Insurance Source: Market share data per The Deal and based on value of settlements paid in 2021. 1. Includes policies originated, owned, and / or serviced by Abacus over the last twelve months. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 7

Investment Highlights 8 Investment Highlights I Essentially Uncorrelated Alternative Asset Class with a Large TAM, Institutional Investment Grade Counterparts, and Outsized Growth Potential II Abacus is at the Heart of the Life Settlements Industry III An Origination Machine with a Model to Drive Economics IV Proprietary Technology Platform Yields Differentiated Underwriting Capabilities V Optimized Platform Through Active Portfolio Management VI Strong Leadership Supported by an Experienced Operational & Execution Team Abacus Life Options For Your Life Insurance 1. Click to edit Master text styles ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 8

Sources: Life Insurance Industry per the American Council of Life Insurers Annual Report (2020). American Real Estate Industry per the MSCI – Real Estate Market Size report (2021 / 2022). Percent of insurance policies that do not pay claims per the Life Settlement Insights (Observations and Commentary on the Life Settlement Market) report. Annual Life Settlement Market Opportunity per Strategic Study Series Insurance Research, Life Settlements “A Market Takes Off” (2019) provided by Conning, Inc. Annual Life Settlement Market per The Deal: Annual Life Settlement Market Rankings (2021). Percentages of awareness and willingness for life settlement per Life Insurance Settlement Association (annual survey of insureds who let the policy lapse). Percent of advisors and agents that transact based on number of estimated financial advisors per Occupational Employment and Wage Statistics data provided by the U.S. Bureau of Labor Statistics, Abacus' market share and observed success rate with financial advisors. Total Life Insurance Industry refers to total face value of individual life insurance policies in force in 2020. Annual Life Settlement Market Opportunity includes policies with estimated age of policy holder over 65 years old. Current Annual Life Settlement Market refers to total face value of policies settled in 2021. Large Total Addressable Market with Meaningful Growth Potential 9 Significant Total Addressable Market Life Insurance Industry 1 Americas Real Estate Industry ~$13tn ~$5tn >90% of life insurance policies don’t pay claims Significant Opportunity to Increase Market Penetration Annual Life Settlement Market Opportunity Current Annual Life Settlement Market 1 $233bn $4bn ~2% market penetration We believe that we provide an attractive solution for life insurance policyholders to monetize an underutilized asset Life Insurance Policies are Assets Benefits to Consumers 49% 90% of financial advisors are not aware of this alternative for their clients of senior citizens who let policies lapse would consider this alternative once made aware We help clients understand that a life insurance police is personal property and selling it for a fair market value is a legitimate, safe, and viable choice to create more options for the future Life insurance is often a senior citizen’s largest asset and one that can be used to alleviate retirement challenges – but they rarely treat it that way immediate liquidity for retirement & wealth transfer payment of medical bills (often tax free) no longer required to pay premiums 8x above cash value paid to sellers on average <1% of advisors and agents actually transact ~ Large Total Addressable Market with Meaningful Growth Potential Significant Total Addressable Market Significant Opportunity to Increase Market Penetration ~$13tn Life Insurance Industry 1 ~$5tn Americas Real Estate Industry >90% of life insurance policies don’t pay claims $233bn Annual Life Settlement Market Opportunity $4bn Current Annual Life Settlement Market 1 = ~2% market penetration We believe that we provide an attractive solution for life insurance policyholders to monetize an underutilized asset Life Insurance Policies are Assets Benefits to Consumers We help clients understand that a life insurance police is personal property and selling it for a fair market value is a legitimate, safe, and viable choice to create more options for the future Life insurance is often a senior citizen’s largest asset and one that can be used to alleviate retirement challenges – but they rarely treat it that way 49% of financial advisors are not aware of this alternative for their clients <1% of advisors and agents actually transact 90% of senior citizens who let policies lapse would consider this alternative once made aware ~ 8x above cash value paid to sellers on average immediate liquidity for retirement & wealth transfer payment of medical bills (often tax free) no longer required to pay premiums Abacus Life Options For Your Life Insurance Sources: Life Insurance Industry per the American Council of Life Insurers Annual Report (2020). American Real Estate Industry per the MSCI – Real Estate Market Size report (2021 / 2022). Percent of insurance policies that do not pay claims per the Life Settlement Insights (Observations and Commentary on the Life Settlement Market) report. Annual Life Settlement Market Opportunity per Strategic Study Series Insurance Research, Life Settlements “A Market Takes Off” (2019) provided by Conning, Inc. Annual Life Settlement Market per The Deal: Annual Life Settlement Market Rankings (2021). Percentages of awareness and willingness for life settlement per Life Insurance Settlement Association (annual survey of insureds who let the policy lapse). Percent of advisors and agents that transact based on number of estimated financial advisors per Occupational Employment and Wage Statistics data provided by the U.S. Bureau of Labor Statistics, Abacus' market share and observed success rate with financial advisors. 1. Total Life Insurance Industry refers to total face value of individual life insurance policies in force in 2020. Annual Life Settlement Market Opportunity includes policies with estimated age of policy holder over 65 years old. Current Annual Life Settlement Market refers to total face value of policies settled in 2021. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 9

Uncorrelated Alternative Asset with Institutional Investment Grade Counterparts

Policies are Cash Collateralized by High Quality Carriers . . .

95%

of carriers have an "A Rating" or better [1]

Policies are cash collateralized with minimal payout risk

. . . and Consistently Generate Strong & Essentially Uncorrelated Returns

Similarities to a zero-coupon bond, driven by mortality

Industry is generally a-cyclical

Policies have very limited risk of loss

The Value of Life Insurance Policies Increase Over Time

$1,000,000
$800,000
$600,000
$400,000
$200,000
$--
Policy Value
Death Benefit
Policy Cash Value
35
40
45
50
55
60
65
70
75
80
85
90
95
Age of Policy Holder

Average Returns
30%
25%
20%
15%
10%
5%
--
Abacus
Russell 2000
S&P 500
HY Bonds
US Bonds
Senior Loans
Treasury
--
5%
10%
15%
20%
25%
30%
Standard Deviation

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE

10

Source: Policy Cash Value Over Time chart based on a $1 million death benefit, ~3% cash value rate of increase, beginning at 35-years old and paying out at 100-years old. A-cyclical and essentially uncorrelated returns based on the average return and associated standard deviation chart – based on 3-year comparative return for a variety of market indices per Yahoo Finance. A Rating or better determined by AM Best and classified as insurance companies that have or exceed an “excellent ability to meet their ongoing obligations”. Abacus return and standard deviation based on its entire portfolio (holding and trading) as of August 2022 and then extrapolated to August 2025, assuming zero mortalities. Uncorrelated Alternative Asset with Institutional Investment Grade Counterparts 10 Policies are Cash Collateralized by High Quality Carriers . . . . . . and Consistently Generate Strong & Essentially Uncorrelated Returns Similarities to a zero-coupon bond, driven by mortality Industry is generally a-cyclical Policies have very limited risk of loss Uncorrelated Alternative Asset with Institutional Investment Grade Counterparts Policies are Cash Collateralized by High Quality Carriers . . . . and Consistently Generate Strong & Essentially Uncorrelated Returns 95% Policy counterparties are generally high-quality investment grade insurance companies Policies are cash collateralized with minimal payout risk Similarities to a zero-coupon bond, driven by mortality Industry is generally a-cyclical Policies have very limited risk of loss of carriers have an “A Rating” or better 1 The Value of Life Insurance Policies Increase Over Time Abacus’ Historical Risk Adjusted Returns Relative to Other Asset Classes 2 Policy Value(chart) Average Returns(chart) Age of Policy Holder Standard Deviation Source: Policy Cash Value Over Time chart based on a $1 million death benefit, ~3% cash value rate of increase, beginning at 35-years old and paying out at 100-years old. A-cyclical and essentially uncorrelated returns based on the average return and associated standard deviation chart – based on 3-year comparative return for a variety of market indices per Yahoo Finance.(1) A Rating or better determined by AM Best and classified as insurance companies that have or exceed an “excellent ability to meet their ongoing obligations”.(2) Abacus return and standard deviation based on its entire portfolio (holding and trading) as of August 2022 and then extrapolated to August 2025, assuming zero mortalities. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 10

Source: Market share data per The Deal and based on number of settlements provided from 2017 – 2021. Note: All portfolio trading performance metrics measured from 2019 – 2021. Abacus is at the Heart of the Life Settlements Industry Capital Providers Origination Machine Agents DTC Brokers Hold Portfolio & Policies Serviced Portfolio Trading ~20% 2021 Market Share Portfolio modeling & cash flow management Custom SMAs for 3rd party investors Underwriting & valuation for ~$520mm in policies Buyside Lenders & Asset Managers Public Markets Cost Basis = $323mm Policies = 829 Face Value = $1.3bn 11 Abacus is at the Heart of the Life Settlements Industry Agents DTC Brokers Origination Machine ~%2021 Market Share Portfolio Trading Face Value = $1.3bn Policies = 829 Cost Basis = $323mm (company logo) Buyside Lenders & Asset Managers Public Markets Capital Providers Hold Portfolio & Policies Serviced Underwriting & valuation for ~$520mm in policies Custom SMAs for Portfolio modeling & cash flow management Source: Market share data per The Deal and based on number of settlements provided from 2017 – 2021.Note: All portfolio trading performance metrics measured from 2019 – 2021. 3rd party investors ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 11

Note: LS abbreviation denotes “Life Settlement”. Abacus’ 20% lower acquisition cost based on the discount between cost basis and final sale price on all policies sold from 2019 – 2021. Origination Machine with a Model to Drive Economics Diversification Across Multiple Origination Channels Creates a Lower Average Policy Acquisition Cost & Higher Estimated IRRs 12 long-term relationships with 78 institutional origination partners access to over 30,000 financial advisors 45-person origination team with 16 sales members, assigned by channel 49 states with ability / license to operate Origination Machine with a Model to Drive Economics Agents Work with LS providers on behalf of clients 34% #152 Policies Originated in 2021 DTC Advertising via internet, social media platforms, television, and mail 27% #122 Policies Originated in 2021 LS Brokers Largely pre-packaged policies for bidding 38%#171 Policies Originated in 2021 Diversification Across Multiple Origination Channels Creates a Lower Average Policy Acquisition Cost & Higher Estimated IRRs long-term relationships with 78 institutional origination partners access to over 30,000 financial advisors 45-person origination team with 16 sales members, assigned by channel 49 states with ability / license to operate 20% trade spread created by origination process Note: LS abbreviation denotes “Life Settlement”. Abacus’ 20% lower acquisition cost based on the discount between cost basis and final sale price on all policies sold from 2019 – 2021. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 12

Policy Value Calculator Illustrative example. Proprietary Technology Platform Yields Differentiated Underwriting Capabilities Purchase Price Policy Type Carrier Rating Lead Source Policy Face Value Expected IRR Life Expectancy LE Extension Ratio Current Age & Age on LE Survival Probability Proprietary Risk Rating Heat Map Instant Policy Valuations Innovator in “InsurTech” Name Email Your Phone Gender Current Age $1,000,000 Policy Universal / Flexible Premium Policy Value Calculator 1 Abacusmarketplace.com Leading blockchain tertiary trading, servicing, and valuation platform Expect to add direct purchase in Jan-23 13 Proprietary Technology Platform Yields Differentiated Underwriting Capabilities Proprietary Risk Rating Heat Map Purchase Price Carrier Rating Policy Face Value Life Expectancy Survival Probability Policy Type Lead Source Expected IRR LE Extension Ratio Current Age & Age on LE Purchase Price-Policy Type-Carrier Rating-Lead Source-Policy Face Value-Expected IRR-Life Expectancy (LE)-LE Extension Ratio-Age-Age on LE Date-Age on B/E Date-Surv Prob on B/E Date-Risk Grade $151,500 -GUL-A+-Broker-$500,000 -15.60%-65-196%-72-80-90-0%-1 $150,180 -UL-A-Agent-$250,000 -15.50%-25-614%-67-73-86-0%-2 $150,180 -UL-A-Agent-$250,000 -15.50%-25-614%-67-73-86-0%-2 $556,705 -UL-A+-Insured-$1,000,000 -15.40%-31-903%-49-52-75-0%-3 $168,945 -GUL-NR-Insured-$750,000 -15.40%-91-275%-60-68-89-0%-1 $23,488 -GUL-A-Broker-$100,000 -15.40%-88-113%-69-76-84-1%-4 $325,000 -UL-A--Insured-$500,000 -15.30%-26-527%-97-99-110-0%-1 $323,434 -GUL-A+-Insured-$5,300,000 -15.30%-133-92%-72-83-93-1%-2 $115,502 -UL-A-Insured-$550,000 -15.30%-48-125%-86-90-95-2%-2 $108,111 -GUL-A-Agent-$400,000 -15.20%-53-527%-90-97-121-0%-1 $47,079 -UL-A-Agent-$400,000 -15.20%-103-21%-87-98-100-34%-4 $22,976 -UL-NR-Agent-$189,964 -15.20%-75-66%-84-90-94-10%-5 $37,405 -GUL-A+-Agent-$1,000,000 -15.20%-157-135%-68-81-99-0%-1 $165,000 -GUL-A-Broker-$500,000 -15.20%-26-107%-90-92-94-6%-4 $181,527 -Term-A+-Insured-$250,000 -15.10%-12-354%-62-63-67-0%-5 $138,360 -UL-NR-Agent-$1,000,000 -15.10%-132-170%-69-81-100-0%-1 $112,500 -GUL-A+-Agent-$300,000 -15.10%-58-218%-82-87-98-0%-1 $37,816 -UL-A++-Insured-$100,000 -15.10%-40-98%-69-72-75-10%-5 Instant Policy Valuations Policy Value Calculator Policy Value Calculator 1 Name Email Your Phone Gender Current Age $1,000,000 Policy Universal / Flexible Premium calculate Health Status Standard Slightly Impaired Moderately Impaired Highly Impaired Extremely Impaired Terminal Illness Average Price $42,890 $95,980 $129,150 $203,410 $256,790 Up to $800,000 clear Innovator in “InsurTech” Abacusmarketplace.com Abacub marketplace Access the largest tertiary platform in the life settlement space • Leading blockchain tertiary trading, servicing, and valuation platform • Expect to add direct purchase in Jan-23 1. 3 Illustrative example.ABACUS LIFE options for your life insurance ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 13

Optimized Platform Through Active Portfolio Management

Traded Portfolio – *returns driven by velocity of capital*

Illustrative Revenue Model	
Initial Acquisition Cost	($250,000)
Traded Price	$300,000
Abacus Profit	**$50,000**
Abacus Spread	***20%***

Held Portfolio – *higher capital needs but higher returns*

Illustrative Revenue Model	
Initial Acquisition Cost	($250,000)
Total Premiums Paid	($250,000)
Policy Death Benefit	$1,000,000
Abacus Profit	**$500,000**
Est. Annual Return [2]	***12%***

$1mm
$250k
Policy Acquisition Cost
Year 1
Year 2
Year 3
Year 4
Year X
$250k
$500k
Abacus Profit
$250k
Annual Premiums
$250k
Initial Policy Acquisition Cost

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE

14

Abacus held traded policies for an average of ~100 days in 2021. Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. Optimized Platform Through Active Portfolio Management 14 Traded Portfolio – returns driven by velocity of capital Held Portfolio – higher capital needs but higher returns Consistently evaluating policies (at origination and throughout lifecycle) to generate essentially uncorrelated risk adjusted returns Abacus Profit Policy Acquisition Cost Year 1 Year 2 Year 3 Year 4 Year X Annual Premiums Initial Policy Acquisition Cost Policy Acquisition Cost Trade Spread Initial Policy Acquisition Cost $250k $300k $50k $250k Policy Acquisition Cost Trade Spread Initial Policy Acquisition Cost $50k $250k $250k $300k Recycle Capital We have historically recycled capital 3.6x per annum 1 . . . . . . . . . Recycle Capital $250k $250k $250k $250k $1mm $500k Optimized Platform Through Active Portfolio Management Consistently evaluating policies (at origination and throughout lifecycle) to generate essentially uncorrelated risk adjusted returns Traded Portfolio – returns driven by velocity of capital Held Portfolio – higher capital needs but higher returns Illustrative Revenue Model Initial Acquisition Cost Traded Price Abacus Profit Abacus Spread ($250,000) $300,000 $50,000 20% We have historically recycled capital 3.6x per annum 1 Illustrative Revenue Model Initial Acquisition Cost Total Premiums Paid Policy Death Benefit Abacus Profit Est. Annual Return 2 ($250,000) ($250,000) $1,000,000 $500,000 12% $1mm Abacus Profit $500k $250k Recycle Capital Recycle Capital $250k Policy Acquisition Cost $300k Trade Spread Initial Policy Acquisition Cost $50k $250k $250k Policy Acquisition Cost $300k Trade Spread Initial Policy Acquisition Cost $50k $250k $250k Policy Acquisition Cost Year 1 Year 2 Year 3 Year 4 Year X $250k $250k Annual Premiums Initial Policy Acquisition Cost 1. Abacus held traded policies for an average of ~100 days in 2021. 2. Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. ABACUS LIFE options for your life insurance ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 14

Seasoned Leadership Supported by Outstanding Operations & Execution Team Jay Jackson Chief Executive Officer 25+ years experience Bill McCauley Chief Financial Officer 20+ years experience Todd “Sean” McNealy Managing Partner & Co-Founder 25+ years experience Kevin “Scott” Kirby Managing Partner & Co-Founder 25+ years experience Matthew Ganovsky Managing Partner & Co-Founder 25+ years experience Origination Active Management Portfolio Servicing 45 Team Members Worked in the investment industry for 25+ years, including family office, major investment firms, and alternative asset managers Pioneered origination process & trading platform for Abacus Life – taking it from the 5th to the largest origination platform in just 4 years Board Member of the Area Agency on Aging, an agency of the Florida Department of Elder Affairs 16 – Sales Team 10 – Acquisition Managers & Case Processors 15 – Contracts, In-House Counsel, and Accounting 4 – Marketing and IT 14 Team Members 3 – Actuarial Review & Financial Analysts 3 – Contracts & Accounting 6 – Servicing Specialists 2 – Institutional Traders 59 Person Operational & Execution Team 15 CFO for several of the largest public insurance carriers, including Transamerica and MassMutual Former FP&A for McKinsey & Co; consulting with top companies on financial planning and modeling Led sell-side valuation of the Transamerica Advisors broker deal Founded Abacus in 2004 and transacted $10bn in policy value Long history of originating and acquiring life insurance policies from national firms, DTC, and insurance brokerage markets Industry leader and foremost life settlement expert Founded Abacus in 2004 and transacted $10bn in policy value Built the institutional and broker market for the industry An industry thought leader credited for bringing efficiency to the transaction Founded Abacus in 2004 and transacted $10bn in policy value Built the institutional and broker market for the industry An industry thought leader credited for bringing efficiency to the transaction Note: Size of operational & execution team as of August 19, 2021. Seasoned Leadership Supported by Outstanding Operations & Execution Team Jay Jackson Chief Executive Officer 25+ years experience Bill McCauley Chief Financial Officer 20+ years experience Todd “Sean” McNealy Managing Partner & Co-Founder 25+ years experience Kevin “Scott” Kirby Managing Partner & Co-Founder 25+ years experience Matthew Ganovsky Managing Partner & Co-Founder 25+ years experience • Worked in the investment industry for 25+ years, including family office, major investment firms, and alternative asset managers • Pioneered origination process & trading platform for Abacus Life – taking it from the 5th to the largest origination platform in just 4 years • Board Member of the Area Agency on Aging, an agency of the Florida Department of Elder Affairs • CFO for several of the largest public insurance carriers, including Transamerica and MassMutual • Former FP&A for McKinsey & Co; consulting with top companies on financial planning and modeling • Led sell-side valuation of the Transamerica Advisors broker deal • Founded Abacus in 2004 and transacted $10bn in policy value • Long history of originating and acquiring life insurance policies from national firms, DTC, and insurance brokerage markets • Industry leader and foremost life settlement expert • Founded Abacus in 2004 and transacted $10bn in policy value • Built the institutional and broker market for the industry • An industry thought leader credited for bringing efficiency to the transaction • Founded Abacus in 2004 and transacted $10bn in policy value • Built the institutional and broker market for the industry • An industry thought leader credited for bringing efficiency to the transaction • Origination Active Management Portfolio Servicing • 59 Person Operational & Execution Team 45 Team Members • 16 – Sales Team • 10 – Acquisition Managers & Case Processors • 15 – Contracts, In-House Counsel, and Accounting • 4 – Marketing and IT 14 Team Members • 3 – Actuarial Review & Financial Analysts • 3 – Contracts & Accounting • 6 – Servicing Specialists • 2 – Institutional Traders Note: Size of operational & execution team as of August 19, 2021. ABACUS LIFE options for your life insurance ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 15

Source: Life insurance settlement industry data from Conning Research Report (Life Settlements – The Growth Continues – 2022). Based on 2019 topworkplaces.com report of organizations in Central Florida with 35 – 149 employees. Represents growth in headcount from June 2021 to June 2022. Multiple Avenues to Drive Growth Total annual volumes (in face value) is anticipated to grow from ~$6bn in 2022 to ~$8bn in 2028 (5% CAGR) Total industry gross market potential continues to grow year-over-year and is projected to be ~$237bn by 2023 Significant investment in technology & marketing infrastructure Increased headcount 23% in the LTM to meet growing demand; anticipate 50% growth by 2024 (ranked a top 3 place to work in Orlando by employee reviews in 2019) 1 Abacus Analytics à license to industry as the standard pricing & valuation platform for policy valuation and portfolio assessment; obtain visibility into every transaction in the industry AbacusMarketplace.com à leading tertiary trading, servicing, and valuation platform (planning to add direct purchase in January 2023) Next Step Technology Platforms à Lapetus Life Event Solutions, AgingIQ, and BlockCerts Optimizes per policy revenue to fund additional infrastructure growth Increases balance sheet policy hold portfolio, and thus increases overall returns 16 Multiple Avenues to Drive Growth The Life Insurance Settlements Industry Continues to Mature Total annual volumes (in face value) is anticipated to grow from ~$6bn in 2022 to ~$8bn in 2028 (5% CAGR) Total industry gross market potential continues to grow year-over-year and is projected to be ~$237bn by 2023 Abacus is Highly Focused on Growing the Origination Machine Significant investment in technology & marketing infrastructure Increased headcount 23% in the LTM to meet growing demand; anticipate 50% growth by 2024 (ranked a top 3 place to work in Orlando by employee reviews in 2019) 1 Technology Improvements will Support Analytics, Market Liquidity, and Velocity of Capital Use Abacus Analytics license to industry as the standard pricing & valuation platform for policy valuation and portfolio assessment; obtain visibility into every transaction in the industry AbacusMarketplace.com leading tertiary trading, servicing, and valuation platform (planning to add direct purchase in January 2023) Next Step Technology Platforms Lapetus Life Event Solutions, AgingIQ, and BlockCerts Access to Capital Markets Provides More Attractive Financing (i.e., Lower Cost of Capital) Optimizes per policy revenue to fund additional infrastructure growth Increases balance sheet policy hold portfolio, and thus increases overall returns Source: Life insurance settlement industry data from Conning Research Report (Life Settlements – The Growth Continues – 2022). Based on 2019 topworkplaces.com report of organizations in Central Florida with 35 – 149 employees. Represents growth in headcount from June 2021 to June 2022. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 16

Abacus’ Business Model Transitions as Our Capital Base Scales 17 Long-term target of 50% hold / 50% trade Investment grade credit ratings will provide access to lower cost of capital Infrastructure investment increases the number of relationships with strategic partners across the value chain Going public provides access to a lower cost of capital and accelerates our longer-term plan to optimize the business model Hold portfolio increases in value over time (regardless of market conditions) Lower cost of capital drives increased origination Increased marketing and awareness campaign (television and digital media) Asset model drives natural increase in book value Hold portfolio can be securitized at a significant multiple Removing friction in transactions by adding new technology in underwriting and purchasing (Blockchain technology) Abacus’ Business Model Transitions as Our Capital Base Scales Going public provides access to a lower cost of capital and accelerates our longer-term plan to optimize the business model Ability to Scale Hold Portfolio and Generate Higher Return on Equity Unique Opportunity to Begin Securitizing Policy Portfolios Investment Focused on Expanding Origination & Distribution Platform Long-term target of 50% hold / 50% trade Investment grade credit ratings will provide access to lower cost of capital Infrastructure investment increases the number of relationships with strategic partners across the value chain Hold portfolio increases in value over time (regardless of market conditions) Lower cost of capital drives increased origination Increased marketing and awareness campaign (television and digital media) Asset model drives natural increase in book value Hold portfolio can be securitized at a significant multiple Removing friction in transactions by adding new technology in underwriting and purchasing (Blockchain technology) 1.Click to edit Master text styles ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 17

Aggregated Historical Track Record

~$150mm	~4x	~$950mm	829	~$520mm	~$1.3bn
Capital Base (Including Nova JV)	Origination Growth Over the Past Six Years [1]	Policies Serviced in LTM (incl. KKR & Apollo assets)	Policies Purchased (acquired from 2019 – 2021)	Underwritten & Valued (on behalf of 3rd parties)	Face Value of Policies (acquired from 2019 – 2021)

Traded Portfolio

1,245	$1.9bn	$1.5mm	22%
Policies Acquired	Total Face Value	Average Face Value	Realized Return

Construct policy tranches for a range of institutional buyers

Held Portfolio

	Policies Acquired	Total Face Value	Average Face Value	Return
Total Portfolio	238	$317mm	$1.3mm	12% (Projected Return [1])
Realized Portfolio	71	$37mm	$516k	102% (Realized Return)

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE

18

Aggregated Historical Track Record 18 Traded Portfolio Held Portfolio Total Portfolio 238 Policies Acquired $317mm Total Face Value $1.3mm Average Face Value 12% Projected Return 1 Construct policy tranches for a range of institutional buyers 1 – 2-day trading process given policies are held at securities intermediary Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. Aggregated Historical Track Record ~$150mm Capital Base (Including Nova JV) ~4x Origination Growth Over the Past Six Years 1 ~$950mm Policies Serviced in LTM (incl. KKR & Apollo assets) 829 Policies Purchased (acquired from 2019 – 2021) ~$520mm Underwritten & Valued (on behalf of 3rd parties) ~$1.3bn Face Value of Policies (acquired from 2019 – 2021) Traded Portfolio Held Portfolio 1,245 Policies Acquired $1.9bn Total Face Value $1.5mm Average Face Value 22% Realized Return Total Portfoli 238 Policies Acquired $317mm Total Face Value $1.3mm Average Face Value 12% Projected Return 1 Construct policy tranches for a range of institutional buyers 1 – 2-day trading process given policies are held at securities intermediary Realized Portfolio 71 Policies Acquired $37mm Total Face Value $516k Average Face Value 102% Realized Return 1. Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 18

Consolidated Historical Financials (Excluding ~$150mm Nova Joint Venture)

Originated Policies [1]

CAGR = 13%
23% Growth
411
445
493
211
259
FY-20
FY-21
LTM (Jun-22)
YTD-21
YTD-22

Revenue

($ in millions)

CAGR = 32%
152% Growth
$27
$23
$41
$12
$30
FY-20
FY-21
LTM (Jun-22)
YTD-21
YTD-22

Net Income

($ in millions)

$1
$1
$13
$1
$13
FY-20
FY-21
LTM (Jun-22)
YTD-21
YTD-22

Return on Equity

33%
27%
96%
FY-20
FY-21
LTM (Jun-22)
YTD-21
YTD-22

1. Includes policies originated by Nova joint venture.

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE

19

based on an average ~$21 million capital base for LMA & Abacus based on an average ~$21 million capital base for LMA & Abacus based on an average ~$21 million capital base for LMA & Abacus Note: Originated Policies, Revenue, Net Income, and Return on Equity based on unaudited financials. Historical financials not inclusive of entities not a part of the pro forma structure. Includes policies originated by Nova joint venture. Consolidated Historical Financials (Excluding ~$150mm Nova Joint Venture) Originated Policies 1 Revenue Net Income Return on Equity 19 CAGR = 13% 23% Growth CAGR = 32% 152% Growth ($ in millions) ($ in millions) Consolidated Historical Financials (Excluding ~$150mm Nova Joint Venture) Originated Policies 1 Revenue based on an average ~$21 million capital base for LMA & Abacus ($ in millions) CAGR = 13%. 411 445 493 FY-20 FY-21 LTM (Jun-22) YTD-21 YTD-22 CAGR = 32% $27 $23 $41 152% Growth $12 $30 FY-20 FY FY-21 LTM (Jun-22) YTD-21 YTD-22 Net Income based on an average ~$21 million capital base for LMA & Abacus Return on Equity based on an average ~$21 million capital base for LMA & Abacus Note: Originated Policies, Revenue, Net Income, and Return on Equity based on unaudited financials. Historical financials not inclusive of entities not a part of the pro forma structure. Includes policies originated by Nova joint venture. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE BAR CHART 1 BAR CHART 2 BAR CHART 3 BAR CHART 4 19

Note: Projected Model Assumptions assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. Current Sources & Uses as shown on page 6 shows current SPAC Cash in Trust (net of redemptions as a part of the extension vote already held) of ~$98 million. Historical Economic Model Overview not outputs of the financial model projections but based on historical data. Traded Portfolio economics assumes 395 policies with a total aggregate face value and cost basis of $486mm and $121.5mm, respectively. Average heat map score was 3.6. Average Revenue per Traded policy based on Avg. Cost Basis * Average Returns. Held Portfolio economics assume 27 policies with a total aggregate face value and cost basis of $45mm and $13.5mm, respectively. Average Revenue per Held Policy assumes a 6 – 7-year hold period. Average heat map score was 1.7. Average Revenue per Held policy based on Avg. Cost Basis * Average Returns. Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. Key Model Assumptions Traded Portfolio 1 Held Portfolio 1 20 Historical Economic Model Overview (Average Originated Policy) Expect to close as early as Q4’22 $135 million of capital raised in connection with the transaction $35mm from SPAC cash in trust and $100mm of debt financing in Q3’23 Incremental $150mm of equity is anticipated to be raised in Q1’24 Projected annual policy origination growth of 24% Originations: 90% traded / sold directly to others and 10% held for investment Incremental spend on marketing / origination team Expenses: Fixed cost growth of 3% per annum Per employee salary expense growth of 5% (not inclusive of new headcount) Estimated tax rate of 22% Projected Model Assumptions Key Model Assumptions Projected Model Assumptions • Expect to close as early as Q4’22 • $135 million of capital raised in connection with the transaction - $35mm from SPAC cash in trust and $100mm of debt financing in Q3’23 - Incremental $150mm of equity is anticipated to be raised in Q1’24 • Projected annual policy origination growth of 24% - Originations: 90% traded / sold directly to others and 10% held for investment - Incremental spend on marketing / origination team • Expenses: - Fixed cost growth of 3% per annum - Per employee salary expense growth of 5% (not inclusive of new headcount) Estimated tax rate of 22% Historical Economic Model Overview (Average Originated Policy) Traded Portfolio 1 Held Portfolio 1 74.3 Years ~$61,000 20% 3 – 5 ~25% ~$305 k ~$1.2 mm 74.3 Years Avg. Age of Insured Avg. Policy Face Value Avg. Cost Basis Cost as % of Face Value Avg. Heat Map Score Average Returns Average Revenue per Traded Policy ~$61,000 Avg. Age of Insured Avg. Policy Face Value Avg. Cost Basis Cost as % of Face Value Avg. Heat Map Score Average Returns 2 Average Revenue per Held Policy (does not include servicing revenue) ~$60,000 12% 1 – 2 ~30% ~$500 k ~$1.7 mm 81.0 Years Note: Projected Model Assumptions assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. Current Sources & Uses as shown on page 6 shows current SPAC Cash in Trust (net of redemptions as a part of the extension vote already held) of ~$98 million. Historical Economic Model Overview not outputs of the financial model projections but based on historical data. 1. Traded Portfolio economics assumes 395 policies with a total aggregate face value and cost basis of $486mm and $121.5mm, respectively. Average heat map score was 3.6. Average Revenue per Traded policy based on Avg. Cost Basis * Average Returns. Held Portfolio economics assume 27 policies with a total aggregate face value and cost basis of $45mm and $13.5mm, respectively. Average Revenue per Held Policy assumes a 6 – 7-year hold period. Average heat map score was 1.7. Average Revenue per Held policy based on Avg. Cost Basis * Average Returns. 2. Estimated annual return figures based on an internal valuation report conducted by a 3rd party actuarial firm. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 20

Summary Projected Financials

Originated Policies

CAGR = 24%
501
620
771
24%
24%
FY-22
FY-23
FY-24

Revenue

($ in millions)

CAGR = 15%
$62
$71
$83
13%
18%
FY-22
FY-23
FY-24

Net Income

($ in millions)

CAGR = 8%
$40 1
$42
$47
3%
12%
65% Margin
59% Margin
56% Margin
FY-22
FY-23
FY-24

Return on Equity

57% 1
66%
32%
FY-22
FY-23
FY-24

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE

21

Note: Summary Projected Financials assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. Current Sources & Uses as shown on page 6 shows current SPAC Cash in Trust (net of redemptions as a part of the extension vote already held) of ~$98 million. Assumes a Pro Forma Estimated Income Tax of 22%. Summary Projected Financials Originated Policies Revenue Net Income Return on Equity 21 24% 24% CAGR = 24% 13% 18% CAGR = 15% 1 65% Margin 59% Margin 56% Margin 3% 12% CAGR = 8% ($ in millions) ($ in millions) Summary Projected Financials Originated Policies Revenue Net Income Return on Equity Note: Summary Projected Financials assumes $35 million SPAC Cash in Trust (net of redemptions) upon closing and an incremental $100 million of debt financing raised in Q3-23. Current Sources & Uses as shown on page 6 shows current SPAC Cash in Trust (net of redemptions as a part of the extension vote already held) of ~$98 million. 1. Assumes a Pro Forma Estimated Income Tax of 22%. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE BAR CHART 1 BAR CHART 2 BAR CHART 3 BAR CHART 4 21

Operational Benchmarking

Specialty Insurance (Non-Cyclical and High Return on Equity Capital)
Alternative Asset Managers (Fee-Driven and Low Carried Interest)
Revenue
ABACUS LIFE
$71
PROGRESSIVE
$57,105
CHUBB
$41,005
MARKEL
$13,859
Arch
$11,041
Berkley
$10,518
CINCINNATI
$8,545
PRIMERICA
$2,940
ERIE
$2,905
RLI
$1,348
KINSALE INSURANCE
$1,025
AMERISAFE
$295
BLUE OWL
$1,734
STEPSTONE
$685
GCM
$651
Hamilton Lane
$456
Net Income
$42
$3,655
$7,088
$1,202
$1,982
$1,288
$835
$500
$346
$200
$188
$51
$933
$184
$145
$194
Return on Tangible Equity 1
32%
20%
22%
28%
17%
16%
25%
21%
24%
25%
24%
16%
Net Income Margin
Abacus = 59%
54%
27%
26%
43%

Source: Financial data per Capital IQ / S&P Global.

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE

22

Source: Financial data per Capital IQ / S&P Global. Note: Return on Tangible Equity not a relevant metric for Alternative Asset Managers. Instead, analysis shows Net Income Margin relative to Abacus Life. Revenue, Net Income, Return on Tangible Equity, and Net Income Margins based on FY’2023E. Abacus’ return on tangible equity is based on FY’2024E given normalization of equity post transaction. Operational Benchmarking 22 Revenue Return on Tangible Equity 1 Net Income Net Income Margin Abacus = 59% Operational Benchmarking Revenue Net Income Return on Tangible Equity 1 Specialty Insurance (Non-Cyclical and High Return on Equity Capital Alternative Asset Managers (Fee-Driven and Low Carried Interest) Source: Financial data per Capital IQ / S&P Global. Note: Return on Tangible Equity not a relevant metric for Alternative Asset Managers. Instead, analysis shows Net Income Margin relative to Abacus Life. Revenue, Net Income, Return on Tangible Equity, and Net Income Margins based on FY’2023E. 1. Abacus’ return on tangible equity is based on FY’2024E given normalization of equity post transaction. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE BAR CHART 1 BAR CHART 2 BAR CHART 13 22

Valuation Benchmarking

Price to Earnings (2023E)

Specialty Insurance (Non-Cyclical and High Return on Equity Capital)
Alternative Asset Managers (Fee-Driven and Low Carried Interest)
Average = 20.3x
Median = 17.3x
17.0x
26.1x
12.4x
17.3x
9.9x
15.1x
21.0x
11.7x
35.8x
23.3x
37.2x
17.2x
21.1x
22.1x
16.0x
23.5x
ABACUS LIFE
PROGRESSIVE
CHUBB
MARKEL
Arch
Berkley
CINCINNATI
PRIMERICA
ERIE
RLI
KINSALE
AMERISAFE
BLUE OWL
STEPSTONE
GCM
Hamilton Lane

Price to Earnings
40x
30x
20x
10x
--
PE Alternative Asset Managers
KNSL
ERIE
PGR
RLI
CINF
MKL
AMSF
WRB
CB
PRI
ACGL
ABACUS
--
5%
10%
15%
20%
25%
30%
Return on Tangible Equity

Price to Tangible Book Value (2023E)[1]

Average = 3.9x
Median = 2.8x
2.9x
4.9x
2.7x
2.1x
1.6x
2.7x
1.5x
3.5x
7.4x
5.3x
9.7x
2.5x
Price to TBV not an applicable metric for alternative asset managers
--
--
--
--
ABACUS LIFE
PROGRESSIVE
CHUBB
MARKEL
Arch
Berkley
CINCINNATI
PRIMERICA
ERIE
RLI
KINSALE
AMERISAFE

Price to Tangible Book Value
10x
8x
6x
4x
2x
--
KNSL
ERIE
PGR
RLI
PRI
AMSF
CB
WRB
MKL
ACGL
CINF
ABACUS
--
5%
10%
15%
20%
25%
30%
Return on Tangible Equity

ABACUS LIFE
OPTIONS FOR YOUR LIFE INSURANCE

23

Source: Valuation data per Bloomberg as of August 22, 2022. Abacus’ return on tangible equity is based on FY’2024E given normalization of equity post transaction. Assumes $150 million capital raise in Q1’24. Valuation Benchmarking 23 Valuation Benchmarking Specialty Insurance (Non-Cyclical and High Return on Equity Capital) Alternative Asset Managers (Fee-Driven and Low Carried Interest Price to Earnings (2023E ) Price to Tangible Book Value (2023E) 1 Return on Tangible Equity Average = 3.9x Price to TBV not an applicable metric for alternative asset managers Median = 2.8x Price to Tangible Book Value Price to Earnings Average = 20.3x Median = 17.3x ABACUS ABACUS Return on Tangible Equity Source: Valuation data per Bloomberg as of August 22, 2022. 1. Abacus’ return on tangible equity is based on FY’2024E given normalization of equity post transaction. Assumes $150 million capital raise in Q1’24. ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE BAR CHART 1 BAR CHART 12 23

Investment Highlights 24 Investment Highlights Essentially Uncorrelated Alternative Asset Class with a Large TAM, Institutional Investment Grade Counterparts, Abacus is at the Heart of the Life Settlements Industry and Outsized Growth Potential An Origination Machine with a Model to Drive Economics Proprietary Technology Platform Yields Differentiated Underwriting Capabilities Optimized Platform Through Active Portfolio Management Strong Leadership Supported by an Experienced Operational & Execution Team ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE 1.Click to edit Master text styles.24 I ii iii IV V VI 24

ABACUS LIFE OPTIONS FOR YOUR LIFE INSURANCE Click to add text Click to add text 25